                                                                     EXHIBIT 4.1

================================================================================


                        THE GSI GROUP, INC., as Issuer

                                      and

                       LASALLE NATIONAL BANK, as Trustee

                              ___________________

                                   INDENTURE


                         Dated as of November 1, 1997

                              ___________________

                                 $100,000,000

                  10 1/4% Senior Subordinated Notes due 2007

================================================================================

          Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of November 1, 1997

Trust Indenture                                                       Indenture
  Act Section                                                          Section
---------------                                                       ---------
(S)(S) 310 (a)(1).....................................................     6.09
           (a)(2).....................................................     6.09
           (a)(3).....................................................      N/A
           (a)(4).....................................................      N/A
           (a)(5).....................................................     6.09
           (b)........................................................     6.08
(S)(S) 311 (a)........................................................     6.13
           (b)........................................................     6.13
(S)(S) 312 (a)........................................................     7.01
           (b)........................................................     7.02
           (c)........................................................     7.02
(S)(S) 313 (a)........................................................     7.03
           (b)........................................................     7.03
           (c)........................................................     7.03
           (d)........................................................     7.03
(S)(S) 314 (a)(1).....................................................     7.04
           (a)(2).....................................................     7.04
           (a)(3).....................................................     7.04
           (a)(4).....................................................    10.08
           (b)........................................................      N/A
           (c)(1)................................................... 1.04, 4.03
           (c)(2)................................................... 1.04, 4.03
           (c)(3).....................................................      N/A
           (d)........................................................      N/A
           (e)........................................................     1.04
(S)(S) 315 (a)........................................................  6.01(a)
           (b)........................................................     6.02
           (c)........................................................  6.01(b)
           (d)........................................................  6.01(c)
           (e)........................................................     5.14
(S)(S) 316 (a) (last sentence)..............................1.1 ("Outstanding")
                                                                  -----------
           (a)(1)(A)..................................................     5.12
           (a)(1)(B)..................................................     5.13
           (a)(2).....................................................      N/A
           (b)........................................................     5.08
(S)(S) 317 (a)(1).....................................................     5.03
           (a)(2).....................................................     5.04
           (b)........................................................    10.03
(S)(S) 318 (a)........................................................     1.08

_____________

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Indenture. "N/A" means Not Applicable.

                               TABLE OF CONTENTS
                               -----------------

                                                                                 Page
                                                                                 ----
                                  ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01.   Definitions.....................................................    1
                -----------
Section 1.02.   Other Definitions...............................................   19
                -----------------
Section 1.03.   Rules of Construction...........................................   20
                ---------------------
Section 1.04.   Form of Documents Delivered to Trustee..........................   20
                --------------------------------------
Section 1.05.   Acts of Holders.................................................   22
                ---------------
Section 1.06.   Notices, etc., to the Trustee and the Company...................   22
                ---------------------------------------------
Section 1.07.   Notice to Holders; Waiver.......................................   23
                -------------------------
Section 1.08.   Conflict with Trust Indenture Act...............................   23
                ---------------------------------
Section 1.09.   Effect of Headings and Table of Contents........................   24
                ----------------------------------------
Section 1.10.   Successors and Assigns..........................................   24
                ----------------------
Section 1.11.   Separability Clause.............................................   24
                -------------------
Section 1.12.   Benefits of Indenture...........................................   24
                ---------------------
Section 1.13.   GOVERNING LAW...................................................   24
                -------------
Section 1.14.   No Recourse Against Others......................................   25
                --------------------------
Section 1.15.   Independence of Covenants.......................................   25
                -------------------------
Section 1.16.   Exhibits and Schedules..........................................   25
                ----------------------
Section 1.17.   Counterparts....................................................   25
                ------------
Section 1.18.   Duplicate Originals.............................................   25
                -------------------
Section 1.19.   Incorporation by Reference of TIA...............................   25
                ---------------------------------

                                 ARTICLE TWO

                                SECURITY FORMS

Section 2.01.   Form and Dating.................................................   26
                ---------------
Section 2.02.   Execution and Authentication; Aggregate Principal Amount........   27
                --------------------------------------------------------
Section 2.03.   Restrictive Legends.............................................   28
                -------------------
Section 2.04.   Book-Entry Provisions for Global Notes..........................   31
                --------------------------------------
Section 2.05.   Special Transfer Provisions.....................................   32
                ---------------------------

___________

Note: This table of contents shall not, for any purposes, be deemed to be a part of this Indenture.

                                                                                   Page
                                                                                   ----
                                ARTICLE THREE

                                   THE NOTES

Section 3.01.   Title and Terms...................................................   34
                ---------------
Section 3.02.   Denominations.....................................................   35
                -------------
Section 3.03.   Temporary Notes...................................................   35
                ---------------
Section 3.04.   Registration, Registration of Transfer and Exchange...............   35
                ---------------------------------------------------
Section 3.05.   Mutilated, Destroyed, Lost and Stolen Notes.......................   37
                -------------------------------------------
Section 3.06.   Payment of Interest; Interest Rights Preserved....................   37
                ----------------------------------------------
Section 3.07.   Persons Deemed Owners.............................................   38
                ---------------------
Section 3.08.   Cancellation......................................................   39
                ------------
Section 3.09.   Computation of Interest...........................................   39
                -----------------------
Section 3.10.   Legal Holidays....................................................   39
                --------------
Section 3.11.   CUSIP Number......................................................   39
                -------------
Section 3.12.   Payment of Additional Interest Under Registration Rights
                --------------------------------------------------------
                        Agreement.................................................   40
                        ---------

                                 ARTICLE FOUR

                       DEFEASANCE OR COVENANT DEFEASANCE

Section 4.01.   Defeasance........................................................   40
                ----------
Section 4.02.   Covenant Defeasance...............................................   40
                -------------------
Section 4.03.   Conditions to Defeasance or Covenant Defeasance...................   40
                -----------------------------------------------
Section 4.04.   Deposited Money and U.S. Government Obligations To
                --------------------------------------------------
                    Be Held in Trust; Etc.........................................   41
                    ---------------------
Section 4.05.   Reinstatement.....................................................   42
                -------------
Section 4.06.   Repayment to Company..............................................   42
                --------------------

                                 ARTICLE FIVE

                                   REMEDIES

Section 5.01.   Events of Default.................................................   43
                -----------------
Section 5.02.   Acceleration of Maturity; Rescission and Annulment................   44
                --------------------------------------------------
Section 5.03.   Collection of Indebtedness and Suits for Enforcement by
                -------------------------------------------------------
                    Trustee; Other Remedies.......................................   46
                    -----------------------
Section 5.04.   Trustee May File Proofs of Claims.................................   46
                ---------------------------------
Section 5.05.   Trustee May Enforce Claims Without Possession of Notes............   47
                ------------------------------------------------------
Section 5.06.   Application of Money Collected....................................   47
                ------------------------------
Section 5.07.   Limitation on Suits...............................................   48
                -------------------
Section 5.08.   Unconditional Right of Holders To Receive Principal,
                ----------------------------------------------------
                    Premium and Interest..........................................   48
                    --------------------
Section 5.09.   Restoration of Rights and Remedies................................   49
                ----------------------------------
Section 5.10.   Rights and Remedies Cumulative....................................   49
                ------------------------------
Section 5.11.   Delay or Omission Not Waiver......................................   49
                ----------------------------
Section 5.12.   Control by Majority...............................................   49
                -------------------
Section 5.13.   Waiver of Past Defaults...........................................   50
                -----------------------
Section 5.14.   Undertaking for Costs.............................................   50
                ---------------------
Section 5.15.   Waiver of Stay, Extension or Usury Laws...........................   50
                ---------------------------------------

                                                                                 Page
                                                                                 ----
                                  ARTICLE SIX

                                  THE TRUSTEE

Section 6.01.   Certain Duties and Responsibilities.............................   51
                -----------------------------------
Section 6.02.   Notice of Defaults..............................................   52
                ------------------
Section 6.03.   Certain Rights of Trustee.......................................   52
                -------------------------
Section 6.04.   Trustee Not Responsible for Recitals, Dispositions of Notes
                -----------------------------------------------------------
                    or Application of Proceeds Thereof..........................   53
                    ----------------------------------
Section 6.05.   Trustee and Agents May Hold Notes; Collections; etc.............   54
                ----------------------------------------------------
Section 6.06.   Money Held in Trust.............................................   54
                -------------------
Section 6.07.   Compensation and Indemnification of Trustee and Its Prior Claim.   54
                ---------------------------------------------------------------
Section 6.08.   Conflicting Interests...........................................   55
                ---------------------
Section 6.09.   Corporate Trustee Required; Eligibility.........................   55
                ---------------------------------------
Section 6.10.   Resignation and Removal; Appointment of Successor Trustee.......   55
                ---------------------------------------------------------
Section 6.11.   Acceptance of Appointment by Successor..........................   57
                --------------------------------------
Section 6.12.   Successor Trustee by Merger, etc................................   57
                ---------------------------------
Section 6.13.   Preferential Collection of Claims Against Issuers...............   58
                -------------------------------------------------

                                 ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 7.01.   Preservation of Information; Company To Furnish Trustee
                -------------------------------------------------------
                    Names and Addresses of Holders..............................   58
                    ------------------------------
Section 7.02.   Communications of Holders.......................................   58
                -------------------------
Section 7.03.   Reports by Trustee..............................................   59
                ------------------
Section 7.04.   Reports by Company..............................................   59
                ------------------

                                 ARTICLE EIGHT

                             SUCCESSOR CORPORATION

Section 8.01.   When Company May Merge, etc.....................................   59
                ----------------------------
Section 8.02.   Successor Substituted...........................................   60
                ---------------------

                                 ARTICLE NINE

                      AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 9.01.   Without Consent of Holders......................................   61
                --------------------------
Section 9.02.   With Consent of Holders.........................................   62
                -----------------------
Section 9.03.   Compliance with Trust Indenture Act.............................   63
                -----------------------------------
Section 9.04.   Effect of Supplemental Indentures...............................   63
                ---------------------------------
Section 9.05.   Revocation and Effect of Consents...............................   63
                ---------------------------------
Section 9.06.   Notation on or Exchange of Notes................................   64
                --------------------------------

                                                                                 Page
                                                                                 ----
Section 9.07.   Trustee May Sign Amendments, etc................................   64
                ---------------------------------

                                  ARTICLE TEN

                                   COVENANTS

Section 10.01.  Payment of Principal, Premium and Interest......................   65
                ------------------------------------------
Section 10.02.  Maintenance of Office or Agency.................................   65
                -------------------------------
Section 10.03.  Money for Note Payments To Be Held in Trust.....................   65
                -------------------------------------------
Section 10.04.  Existence.......................................................   67
                ---------
Section 10.05.  Payment of Taxes and Other Claims...............................   67
                ---------------------------------
Section 10.06.  Maintenance of Properties.......................................   67
                -------------------------
Section 10.07.  Insurance.......................................................   68
                ---------
Section 10.08.  Compliance Certificate..........................................   68
                ----------------------
Section 10.09.  Reporting Requirements..........................................   68
                ----------------------
Section 10.10.  Limitation on Guarantees by Restricted Subsidiaries.............   69
                ---------------------------------------------------
Section 10.11.  Limitation on Indebtedness......................................   69
                --------------------------
Section 10.12.  Limitation on Restricted Payments...............................   72
                ---------------------------------
Section 10.13.  Limitation on Transactions with Affiliates......................   76
                ------------------------------------------
Section 10.14.  Disposition of Proceeds of Asset Sales..........................   77
                --------------------------------------
Section 10.15.  Change of Control...............................................   79
                -----------------
Section 10.16.  Limitation on Liens.............................................   81
                -------------------
Section 10.17.  Limitation on Dividends and Other Payment
                -----------------------------------------
                    Restrictions Affecting Restricted Subsidiaries..............   82
                    ----------------------------------------------
Section 10.18.  Restrictions on Preferred Stock of Restricted Subsidiaries......   82
                ----------------------------------------------------------
Section 10.19.  Limitation on Designations of Unrestricted Subsidiaries.........   82
                -------------------------------------------------------
Section 10.20.  Limitation on Other Senior Subordinated Indebtedness............   83
                ----------------------------------------------------

                                ARTICLE ELEVEN

                              REDEMPTION OF NOTES

Section 11.01.  Optional and Special Redemption.................................   84
                -------------------------------
Section 11.02.  Applicability of Article........................................   84
                ------------------------
Section 11.03.  Election To Redeem; Notice to Trustee...........................   84
                -------------------------------------
Section 11.04.  Selection of Notes To Be Redeemed...............................   85
                ---------------------------------
Section 11.05.  Notice of Redemption............................................   85
                --------------------
Section 11.06.  Deposit of Redemption Price.....................................   86
                ---------------------------
Section 11.07.  Notes Payable on Redemption Date................................   86
                --------------------------------
Section 11.08.  Notes Redeemed or Purchased in Part.............................   87
                -----------------------------------

                                ARTICLE TWELVE

                          SATISFACTION AND DISCHARGE

Section 12.01.  Satisfaction and Discharge of Indenture.........................   87
                ---------------------------------------
Section 12.02.  Application of Trust Money......................................   88
                --------------------------

                                                                                 Page
                                                                                 ----
                               ARTICLE THIRTEEN

                              GUARANTEE OF NOTES

Section 13.01.  Guarantee.......................................................   89
                ---------
Section 13.02.  Execution and Delivery of Guarantee.............................   90
                -----------------------------------
Section 13.03.  Additional Guarantors...........................................   91
                ---------------------
Section 13.04.  Guarantee Obligations Subordinated to
                -------------------------------------
                Guarantor Senior Indebtedness...................................   91
                -----------------------------
Section 13.05.  Payment Over of Proceeds upon Dissolution, etc., of a Guarantor.   92
                ---------------------------------------------------------------
Section 13.06.  Suspension of Guarantee Obligations When Guarantor
                --------------------------------------------------
                    Senior Indebtedness in Default..............................   93
                    ------------------------------
Section 13.07.  Release of a Guarantor..........................................   94
                ----------------------
Section 13.08.  Waiver of Subrogation...........................................   94
                ---------------------
Section 13.09.  Guarantee Subordination Provisions Solely To Define
                ---------------------------------------------------
                    Relative Rights.............................................   95
                    ---------------
Section 13.10.  Trustee To Effectuate Subordination of Guarantee Obligations....   96
                ------------------------------------------------------------
Section 13.11.  No Waiver of Guarantee Subordination Provisions.................   96
                -----------------------------------------------
Section 13.12.  Guarantors To Give Notice to Trustee............................   97
                ------------------------------------
Section 13.13.  Reliance on Judicial Order or Certificate of Liquidating
                --------------------------------------------------------
                    Agent Regarding Dissolution, etc., of Guarantors............   98
                    ------------------------------------------------
Section 13.14.  Rights of Trustee as a Holder of Guarantor Senior
                -------------------------------------------------
                    Indebtedness; Preservation of Trustee's Rights..............   98
                    ----------------------------------------------
Section 13.15.  Article Thirteen Applicable to Paying Agents....................   98
                --------------------------------------------
Section 13.16.  No Suspension of Remedies Subject to Rights of
                ----------------------------------------------
                    Holders of Guarantor Senior Indebtedness....................   98
                    ----------------------------------------
Section 13.17.  Trustee's Relation to Guarantor Senior Indebtedness.............   99
                ---------------------------------------------------
Section 13.18.  Subrogation.....................................................   99
                -----------

                               ARTICLE FOURTEEN

                            SUBORDINATION OF NOTES

Section 14.01.  Notes Subordinate to Senior Indebtedness........................  100
                ----------------------------------------
Section 14.02.  Payment Over of Proceeds upon Dissolution, etc..................  100
                -----------------------------------------------
Section 14.03.  Suspension of Payment When Designated Senior
                --------------------------------------------
                    Indebtedness is in Default..................................  101
                    --------------------------
Section 14.04.  Trustee's Relation to Senior Indebtedness.......................  103
                -----------------------------------------
Section 14.05.  Subrogation to Rights of Holders of Senior Indebtedness.........  103
                -------------------------------------------------------
Section 14.06.  Provisions Solely To Define Relative Rights.....................  103
                -------------------------------------------
Section 14.07.  Trustee To Effectuate Subordination.............................  104
                -----------------------------------
Section 14.08.  No Waiver of Subordination Provisions...........................  104
                -------------------------------------
Section 14.09.  Notice to Trustee...............................................  105
                -----------------
Section 14.10.  Reliance on Judicial Order or Certificate of Liquidating Agent..  106
                --------------------------------------------------------------
Section 14.11.  Rights of Trustee as a Holder of Senior Indebtedness;
                -----------------------------------------------------
                    Preservation of Trustee's Rights............................  106
                    --------------------------------
Section 14.12.  Article Applicable to Paying Agents.............................  106
                -----------------------------------
Section 14.13.  No Suspension of Remedies.......................................  107
                -------------------------

TESTIMONIUM

                                                                                      Page
                                                                                      ----
SIGNATURES

Exhibit A  -Form of Initial Note.....................................................  A-1

Exhibit B  -Form of Exchange Note....................................................  B-1

Exhibit C  -Form of Certificate To Be Delivered in Connection with Transfers to Non-QIB Accredited Investors.......................................  C-1

Exhibit D  -Form of Certificate To be Delivered in Connection with Transfers
               Pursuant to Regulation S..............................................  D-1

Exhibit E  -Form of Guarantee........................................................  E-1

          INDENTURE, dated as of November 1, 1997, between THE GSI GROUP, INC., a corporation incorporated under the laws of the State of Delaware (the "Company"), as issuer and LASALLE NATIONAL BANK, an Illinois banking
 -------
corporation, as trustee (the "Trustee").
                              -------

                            RECITALS OF THE COMPANY

          The Company has duly authorized the issuance of $100,000,000 aggregate principal amount of 10 1/4% Senior Subordinated Notes due 2007, (the "Initial Notes"), and the issuance of 10 1/4% Senior Subordinated Notes due 2007, to be exchanged for the Initial Notes, including the Exchange Securities and the Private Exchange Securities contemplated by the Registration Rights Agreement (as defined herein) (the "Exchange Notes" and, together with the Initial Notes, the "Notes");

          Upon the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement (each as defined herein), this Indenture will be subject to, and shall be governed by, the provisions of the Trust Indenture Act (as defined herein) that are required to be part of and to govern indentures qualified under the Trust Indenture Act; and

          All acts and things necessary have been done to make (i) the Notes, when duly issued and executed by the Company and authenticated and delivered hereunder, the valid obligations of the Company and (ii) this Indenture a valid agreement of the Company in accordance with the terms of this Indenture.

NOW, THEREFOR, THIS INDENTURE WITNESSSETH:

          For and in consideration of the premises and the purchase of the Notes by the Holders (as defined herein) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:


                                  ARTICLE ONE

           DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

           Section 1.01.  Definitions.
                          -----------

          "Acquired Indebtedness" means Indebtedness of a Person (i) assumed in
           ---------------------
connection with an Asset Acquisition from such Person or (ii) existing at the time such Person becomes a Restricted Subsidiary of any other Person (other than any Indebtedness incurred in connection with, or in contemplation of, such Asset Acquisition or such Person becoming such a Restricted Subsidiary).

          "Affiliate" means, with respect to any specified Person (i) any other
           ---------
Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, (ii) any other Person that owns, directly or indirectly, 10% or more of any class or series of such Person's, or the parent of such Person's, capital stock or any officer, director or affiliate of any such other Person or (iii) with respect to any other natural Person, any Person having a relationship with such other person by blood, marriage or adoption not more remote than first cousin. For the purposes of this definition, "control" when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of Voting Stock, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Affiliate Transaction" has the meaning set forth in Section 10.13.
           ---------------------

          "Asset Acquisition" means (i) an Investment by the Company or any
           -----------------
Restricted Subsidiary in any other Person pursuant to which such Person will become a Restricted Subsidiary or will be merged or consolidated with or into the Company or any Restricted Subsidiary or (ii) the acquisition by the Company or any Restricted Subsidiary of the assets of any Person which constitute substantially all of the assets of such Person, or any division or line of business of such Person, or which is otherwise outside of the ordinary course of business.

          "Asset Sale" means any direct or indirect sale, issuance, conveyance,
           ----------
transfer, lease or other disposition (including, without limitation, any merger, consolidation or sale-leaseback transaction) to any Person other than the Company or a Restricted Subsidiary, in one or a series of related transactions, of (i) any Capital Stock of any Restricted Subsidiary; (ii) all or substantially all of the assets of any division or line of business of the Company or any Restricted Subsidiary; or (iii) any other properties or assets of the Company or any Restricted Subsidiary other than in the ordinary course of business. For the purposes of this definition, the term "Asset Sale" will not include (a) any sale, issuance, conveyance, transfer, lease or other disposition of properties or assets governed by the provisions of Article Eight; (b) sales of property or equipment that have become worn out, obsolete or damaged or otherwise unsuitable for use in connection with the business of the Company or any Restricted Subsidiary, as the case may be; or (c) any transaction consummated in compliance with Section 10.12. For purposes of Section 10.14, the term "Asset Sale" shall not include any sale, conveyance, transfer, lease or other disposition of any property or asset, whether in one transaction or a series of related transactions, involving assets with a Fair Market Value not in excess of $1.0 million.

          "Asset Sale Offer" has the meaning set forth in Section 10.14.
           ----------------

          "Average Life to Stated Maturity" means, with respect to any
           -------------------------------
Indebtedness, as at any date of determination, the quotient obtained by dividing
(i) the sum of the products of (a) the number of years from such date to the date or dates of each successive scheduled principal payment (including, without limitation, any sinking fund requirements) of such Indebtedness multiplied by
(b) the amount of each such principal payment by (ii) the sum of all such principal payments.

          "Bankruptcy Law" means Title 11, United States Bankruptcy Code of
           --------------
1978, as amended, or any similar United States Federal or state law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors, or any amendment to, succession to or change in any such law.

          "Board of Directors" means, with respect to any Person, the board of
           ------------------
directors, management committee or similar governing body or any authorized committee thereof responsible for the management of the business and affairs of such Person.

          "Board Resolution" means, with respect to any Person, a copy of a
           ----------------
resolution certified by the Secretary or an Assistant Secretary of such Person to have been duly adopted by the Board of Directors of such Person and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" means each Monday, Tuesday, Wednesday, Thursday and
           ------------
Friday which is not a day on which banking institutions in The City of New York, State of New York, or The City of Chicago, State of Illinois, are authorized or obligated by law, regulation or executive order to close.

          "Capital Stock" means, with respect to any Person, any and all shares,
           -------------
interests, participation, rights in or other equivalents (however designated) of such Person's capital stock, and any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock.

          "Capitalized Lease Obligation" means any obligation under a lease of
           ----------------------------
(or other agreement conveying the right to use) any property (whether real, personal or mixed) required to be classified and accounted for as a capital lease obligation under GAAP, and, for the purpose of the Indenture, the amount of such obligation at any date shall be the capitalized amount thereof at such date, determined in accordance with GAAP consistently applied.

          "Cash Equivalents" means, at any time, (i) any evidence of
           ----------------
Indebtedness with a maturity of not more than one year issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof); (ii) certificates of deposit or acceptances with a maturity of not more than one year of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $500,000,000; (iii) commercial paper with a maturity of not more than one year issued by a corporation that is not an Affiliate of the Company organized under the laws of any state of the United States or the District of Columbia and rated at least A-1 by Standard & Poor's Rating Services, a division of the McGraw Hill Companies, Inc. or at least P-1 by Moody's Investors Service, Inc.; and (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (i) and (ii) above entered into with any financial institution meeting the qualifications specified in clause (ii) above.

          "Change of Control" means the occurrence of any of the following
           -----------------
events: (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than Permitted Holders or their successors and assigns who are Affiliates of the Permitted Holders, members of their families and their heirs and executors, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person will be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 50% of the total voting power of the then outstanding Voting Stock of the Company; (ii) the Company consolidates with, or merges with or into, another Person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person (other than any such transaction where the Holders of the Voting Stock of the Company immediately prior to such transaction own, directly or indirectly, not less than a majority of the total voting power of the then outstanding Voting Stock of the surviving or transferee corporation immediately after such transaction); or (iii) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of 66 2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office.

          "Change of Control Offer" has the meaning set forth in Section 10.15.
           -----------------------

          "Commission" or "SEC" means the Securities and Exchange Commission,
           ----------      ---
as from time to time constituted, or if at any time after the execution of this Indenture such Commission is not existing and performing the applicable duties now assigned to it, then the body or bodies performing such duties at such time.

          "Company" means The GSI Group, Inc., a Delaware corporation, unless
           -------
and until a successor replaces it in accordance with this Indenture, and thereafter means such Surviving Person.

          "Company Request" or "Company Order" means a written request or order
           ---------------      -------------
of the Company signed in the name of the Company by an officer of the Company.

          "Consolidated Cash Flow Available for Fixed Charges" means, for any
           --------------------------------------------------
period, (i) the sum of, without duplication, the amounts for such period, taken as a single accounting period, of (a) Consolidated Net Income, (b) to the extent reducing Consolidated Net Income, Consolidated Non-cash Charges, (c) to the extent reducing Consolidated Net Income, Consolidated Interest Expense, and (d) to the extent reducing Consolidated Net Income, Consolidated Income Tax Expense less (ii) (A) all non-cash items increasing Consolidated Net Income for such period and (B) all cash payments during such period relating to non-cash charges that were added back in determining Consolidated Cash Flow Available for Fixed Charges in any prior period.

          "Consolidated Fixed Charge Coverage Ratio" means the ratio of the
           ----------------------------------------
aggregate amount of Consolidated Cash Flow Available for Fixed Charges of the Company for the four full fiscal quarters immediately preceding the date of the transaction (the "Transaction Date") giving rise to the need to calculate the Consolidated Fixed Charge Coverage Ratio for which consolidated financial information of the Company is internally available (such four full fiscal quarter period being referred to herein as the "Four Quarter Period") to the aggregate amount of Consolidated Fixed Charges of the Company for such Four Quarter Period. For purposes of this definition, "Consolidated Cash Flow Available for Fixed Charges" and "Consolidated Fixed Charges" will be calculated, without duplication, after giving effect on a pro forma basis for the period of such calculation to (i) the incurrence of any Indebtedness of the Company or any of the Restricted Subsidiaries during the period commencing on the first day of the Four Quarter Period to and including the Transaction Date (the "Reference Period"), including, without limitation, the incurrence of the Indebtedness giving rise to the need to make such calculation, as if such incurrence occurred on the first day of the Reference Period, (ii) an adjustment to eliminate or include, as applicable, the Consolidated Cash Flow Available for Fixed Charges and Consolidated Fixed Charges of the Company directly attributable to assets which are the subject of any Asset Sale or Asset Acquisition (including, without limitation, any Asset Acquisition giving rise to the need to make such calculation as a result of the Company or one of the Restricted Subsidiaries (including any Person who becomes a Restricted Subsidiary as a result of the Asset Acquisition) incurring, assuming or otherwise being liable for Acquired Indebtedness) occurring during the Reference Period, as if such Asset Sale or Asset Acquisition occurred on the first day of the Reference Period and (iii) the retirement of Indebtedness during the Reference Period which cannot thereafter be reborrowed occurring as if retired on the first day of the Reference Period. Furthermore, in calculating Consolidated Fixed Charges for purposes of determining the denominator (but not the numerator) of this definition of "Consolidated Fixed Charge Coverage Ratio,"
(1) interest on Indebtedness determined on a fluctuating basis as of the Transaction Date and which will continue to be so determined thereafter will be deemed to accrue at a fixed rate per annum equal to the rate of interest on such Indebtedness in effect on the Transaction Date; (2) if interest on any Indebtedness actually incurred on the Transaction Date may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rates, then the interest rate in effect on the Transaction Date shall be deemed to have been in effect during the Reference Period; and (3) notwithstanding clause (1) above, interest on Indebtedness determined on a fluctuating basis, to the extent such interest is covered by agreements relating to Interest Rate Protection Obligations, will be deemed to accrue at the rate per annum resulting after giving effect to the operation of such agreements. If the Company or any Restricted Subsidiaries directly or indirectly guarantees Indebtedness of a third Person, the above definition will give effect to the incurrence of such guaranteed Indebtedness as if the Company or any Restricted Subsidiary had directly incurred or otherwise assumed such guaranteed Indebtedness.

          "Consolidated Fixed Charges" means, for any period, the sum of,
           --------------------------
without duplication, the amounts for such period of (i) Consolidated Interest Expense; and (ii) the aggregate amount of cash dividends and other distributions paid or accrued during such period in respect of Redeemable Capital Stock of the Company.

          "Consolidated Income Tax Expense" means, for any period, the
           -------------------------------
provision for federal, state, local and foreign income taxes payable by the Company and the Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP, plus any Permitted Tax Payments made during such period.

          "Consolidated Interest Expense" means, for any period, without
           -----------------------------
duplication, the sum of (a) the interest expense of the Company and the Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP, including, without limitation, (i) any amortization of debt discount attributable to such period, (ii) the net cost under Interest Rate Protection Obligations (including any amortization of discounts), (iii) the interest portion of any deferred payment obligation, (iv) all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and (v) all capitalized interest and all accrued interest, and (b) all but the principal component of Capitalized Lease Obligations paid, accrued and/or scheduled to be paid or accrued by the Company and the Restricted Subsidiaries during such period and as determined on a consolidated basis in accordance with GAAP, minus amortization of deferred financing costs and expenses.

          "Consolidated Net Income" means, for any period, the consolidated
           -----------------------
net income (or loss) of the Company and the Restricted Subsidiaries for such period as determined in accordance with GAAP, adjusted, to the extent included in calculating such net income, by excluding, without duplication, (i) all extraordinary gains or losses (net of fees and expenses relating to the transaction giving rise thereto), (ii) the portion of net income (or loss) of the Company and the Restricted Subsidiaries allocable to minority interests in unconsolidated Persons, except to the extent that cash dividends or distributions are actually received by the Company or one of the Restricted Subsidiaries, (iii) net income (or loss) of any Person combined with the Company or one of the Restricted Subsidiaries in a "pooling of interests" basis attributable to any period prior to the date of combination, (iv) any gain or loss, net of taxes, realized upon the termination of any employee pension benefit plan, (v) gains or losses in respect of any Asset Sales by the Company or one of the Restricted Subsidiaries (net of fees and expenses relating to the transaction giving rise thereto), (vi) the net income of any Restricted Subsidiary to the extent that the declaration of dividends or similar distributions by that Restricted Subsidiary of that income is not at the time permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulations applicable to that Restricted Subsidiary or its stockholders and (vii) any Permitted Tax Payments made during such period.

          "Consolidated Non-cash Charges" means, for any period, the aggregate
           -----------------------------
depreciation, amortization and other non-cash expenses of the Company and the Restricted Subsidiaries reducing Consolidated Net Income for such period, determined on a consolidated basis in accordance with GAAP.

          "Corporate Trust Office" means the office of the Trustee at which at
           ----------------------
any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at 135 S. LaSalle Street, Room 1825; attention: Corporate Trust Administration, Chicago, Illinois 60603.

          "covenant defeasance" has the meaning set forth in Article Four.
           -------------------

          "Currency Agreement" means any foreign exchange contract, currency
           ------------------
swap agreement or other similar agreement or arrangement designed to protect the Company against fluctuations in currency values.

          "Currency Agreement Obligations" means the obligations of any person
           ------------------------------
under a foreign exchange contract, currency swap agreement or other similar agreement or arrangement to protect such person against fluctuations in currency values.

          "Default" means any event that is, or after notice or passage of time
           -------
or both would be, an Event of Default.

          "defeasance" has the meaning set forth in Article Four.
           ----------

          "Depositary" means The Depository Trust Company, or such other
           ----------
depositary as the Company may appoint as a successor thereto.

          "Designated Senior Indebtedness" means (a) all Senior Indebtedness
           ------------------------------
outstanding under the New Credit Agreement and (b) any other Senior Indebtedness which, at the time of determination, is specifically designated in the instrument governing such Senior Indebtedness as "Designated Senior Indebtedness" by the Company.

          "Designation" has the meaning set forth in Section 10.19.
           -----------

          "Designation Amount" has the meaning set forth in Section 10.19.
           ------------------

          "DMC Acquisition" means the acquisition by the Company of David
           ---------------
Manufacturing Co. as contemplated by the letter of intent dated September 15, 1997.

          "Dollars" or "$" means lawful money of the United States of America.
           -------      -

          "Domestic Subsidiary" means a Restricted Subsidiary organized under
           -------------------
the laws of the United States, any State or territory thereof or the District of Columbia.

          "Equity Offering" has the meaning set forth in Section 11.01.
           ---------------

          "Event of Default" has the meaning set forth in Section 5.01.
           ----------------

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
and the rules and regulations promulgated by the Commission thereunder.

          "Exchange Notes" has the meaning set forth in the preamble hereto.
           --------------

          "Existing Leases" means the Master Equipment Lease Agreement dated as
           ---------------
of June 7, 1994 by and between Keycorp Leasing Ltd. and the Company and the Master Equipment Lease Agreement dated December 19, 1996 by and between Fleet Capital Corporation and the Company.

          "Fair Market Value" means, with respect to any asset, the price which
           -----------------
could be negotiated in an arm's-length free market transaction, for cash, between a willing seller and a willing buyer, neither of which is under pressure or compulsion to complete the transaction. Fair Market Value shall be determined by the Board of Directors of the Company acting in good faith evidenced by a board resolution thereof delivered to the Trustee.

          "Four Quarter Period" has the meaning set forth in the definition of
           -------------------
"Consolidated Fixed Charge Coverage Ratio."

          "GAAP" means generally accepted accounting principles set forth in the
           ----
opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, which are applicable as of the Issue Date and are consistently applied.

          "guarantee" means, as applied to any obligation, (i) a guarantee
           ---------
(other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner, of any part or all of such obligation and (ii) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of all or any part of such obligation, including, without limiting the foregoing, the payment of amounts drawn down by letters of credit.

          "Guarantor" means each Domestic Subsidiary, if any, formed, created or
           ---------
acquired before or after the Issue Date, required to become a Guarantor after the Issue Date pursuant to Section 10.10.

          "Guarantor Senior Indebtedness" means, with respect to the
           -----------------------------
Indebtedness of any Guarantor, any such Indebtedness represented by a guarantee by such Guarantor of any Senior Indebtedness.

          "Holder" or "Noteholder" means a Person in whose name a Note is
           ------      ----------
registered in the Note Register.

          "incur" has the meaning set forth in Section 10.11 and "incurrence,"
           -----
"incurred" and "incurring" shall have the meanings correlative to the foregoing.

          "Indebtedness" means, with respect to any Person, without duplication,
           ------------
(i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, excluding any trade payable and other accrued current liabilities incurred in the ordinary course of business, but including, without limitation, all obligations, contingent or otherwise, of such Person in connection with any letters of credit, bankers acceptance or other similar credit transaction and in connection with any agreement to purchase, redeem, exchange, convert or otherwise acquire for value any Capital Stock of such Person, or any warrants, rights or options to acquire such Capital Stock, now or hereafter outstanding (provided, that any future payment obligations of the Company issued by the Company in accordance with the Stockholder Agreements shall not be "Indebtedness" hereunder, if such obligations are expressly subordinated to the Notes; and provided, further, that no cash payments may be made by the Company in respect of such future payment obligations to the extent such payments do not violate the limitations set forth in Section 10.12), (ii) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade accounts payable arising in the ordinary course of business, (iv) all Capitalized Lease Obligations of such Person, (v) all Indebtedness referred to in the preceding clauses of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the Holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness (the amount of such obligation being deemed to be the lesser of the value of such property or asset or the amount of the obligation so secured), (vi) all guarantees of Indebtedness by such Person, provided, however, that any such guarantee shall not be deemed Indebtedness unless the Company shall have received a demand for payment thereunder and the Company shall have failed to make such payment within ten business days of the date required for payment, (vii) all Redeemable Capital Stock valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued and unpaid dividends, (viii) all obligations under or in respect of Currency Agreements and Interest Rate Protection Obligations of such Person, and
(ix) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (i) through
(viii) above. For purposes hereof, the "maximum fixed repurchase price" of any Redeemable Capital Stock which does not have a fixed repurchase price will be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were purchased on any date on which Indebtedness will be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the Fair Market Value of such Redeemable Capital Stock, such Fair Market Value is to be determined in good faith by the Board of Directors of the issuer of such Redeemable Capital Stock.

          "Indenture" means this instrument as originally executed (including
           ---------
all exhibits and schedules hereto) and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

          "Independent Financial Advisor" means an accounting, appraisal or
           -----------------------------
investment banking firm (i) which does not, and whose directors, officers and employees or Affiliates do not have, a direct or indirect financial interest in the Company and (ii) which, in the judgment of the Board of Directors of the Company, is otherwise independent and qualified to perform the task for which it is to be engaged.

          "Initial Purchasers" means Merrill Lynch, Pierce, Fenner & Smith
           ------------------
Incorporated and Morgan Stanley & Co. Incorporated.

          "Insolvency or Liquidation Proceeding" means, with respect to any
           ------------------------------------
Person, any liquidation, dissolution or winding up of such Person, or any bankruptcy, reorganization, insolvency, receivership or similar proceeding with respect to such Person, whether voluntary or involuntary.

          "Institutional Accredited Investor" means an institution that is an
           ---------------------------------
"accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

          "Interest Payment Date" means, when used with respect to any Note,
           ---------------------
the Stated Maturity of an installment of interest on such Note, as set forth in such Note.

          "Interest Rate Protection Obligations" means the obligations of any
           ------------------------------------
Person pursuant to any arrangement with any other Person whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such Person calculated by applying a fixed or a floating rate of interest on the same notional amount or any other arrangement involving payments by or to such Person based upon fluctuations in interest rates.

          "Investment" means, with respect to any Person, any direct or indirect
           ----------
advance, loan or other extension of credit (including by means of a guarantee) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others or otherwise), or any purchase or acquisition by such Person of any Capital Stock, bonds, notes, debentures or other securities or evidences of Indebtedness issued by any other Person. Investments shall exclude extensions of trade credit on commercially reasonable terms in accordance with the Company's normal trade practices. In addition to the foregoing, any foreign exchange contract, currency swap, Interest Rate Protection Obligation or similar agreement shall constitute an Investment.

          "Issue Date" means the original issue date of the Notes under this
           ----------
Indenture.

          "Lien" means any mortgage, charge, pledge, lien (statutory or other),
           ----
privilege, security interest, hypothecation, cessation and transfer, lease of real property, assignment for security, claim, deposit arrangement, or preference or priority or other encumbrance upon or with respect to any property of any kind, whether real, Personal or mixed, movable or immovable, now owned or hereafter acquired. A Person will be deemed to own subject to a Lien any property it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.

          "Material Subsidiary" means any Restricted Subsidiary of the Company
           -------------------
that is a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X under the Securities Act (as such regulation is in effect on the Issue Date).

          "Net Cash Proceeds" means, with respect to any Asset Sale, the
           -----------------
proceeds thereof in the form of cash or Cash Equivalents including payments in respect of deferred payment obligations when received in the form of cash or Cash Equivalents (except to the extent that such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary) net of (i) brokerage commissions and other reasonable fees and expenses (including fees and expenses of legal counsel and investment bankers) related to such Asset Sale,
(ii) provisions for all taxes payable as a result of such Asset Sale, (iii) amounts required to be paid to any Person (other than the Company or any Restricted Subsidiary) owning a beneficial interest in or having a Lien on the assets subject to the Asset Sale and (iv) appropriate amounts to be provided by the Company or any Restricted Subsidiary, as the case may be, as a reserve required in accordance with GAAP consistently applied against any liabilities associated with such Asset Sale and retained by the Company or any Restricted Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale.

          "New Credit Agreement" means the Credit Agreement between the Company
           --------------------
and LaSalle National Bank, as in effect on the Issue Date, and as such agreement may be amended, renewed, extended, substituted, refinanced, replaced, supplemented or otherwise modified from time to time, and includes (a) related notes, guarantees and other agreements executed in connection therewith and (b) any agreement (i) extending the maturity of all or any portion of the Indebtedness thereunder, (ii) adding additional borrowers or guarantors thereunder and (iii) increasing the amount to be borrowed thereunder; provided, however, that in the case of clauses (i), (ii) and (iii), any such agreement is not prohibited by this Indenture.

          "Non-payment Default" means, for purposes of Article Fourteen hereof,
           -------------------
any default (other than a Payment Default) with respect to any Designated Senior Indebtedness of the Company or any Guarantor pursuant to which the maturity thereof may be accelerated.

          "Non-U.S. Person" means a person who is not a U.S. person, as
           ---------------
defined in Regulation S.

          "Note Guarantee" means a guarantee by a Guarantor, if any, of the
           --------------
Notes and the Company's obligations under this Indenture.

          "Notes" has the meaning set forth in the preamble hereto.
           -----

          "Obligations" means any principal, interest, penalties, fees,
           -----------
indemnifications, reimbursement obligations, damages and other liabilities payable under the documentation governing any Indebtedness.

          "Offering"" shall have the meaning set forth in the Offering
           --------
Memorandum.

          "Offering Memorandum" means the offering memorandum dated as of
           -------------------
October 30, 1997 relating to the Offering and sale of the Notes.

          "Officer" means, with respect to any Person, the Chairman, President,
           -------
Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, any Vice President, Treasurer or Secretary, or any other officer designated by the Board of Directors serving in a similar capacity.

          "Officers' Certificate" means a certificate signed by two Officers
           ---------------------
or by an Officer and an Assistant Treasurer or Assistant Secretary of the Company or a Guarantor, as the case may be.

          "Opinion of Counsel" means a written opinion of counsel, who may be an
           ------------------
employee of or counsel to the Company, and who shall be reasonably acceptable to the Trustee.

          "Outstanding" means, as of the date of determination, all Notes
           -----------
theretofor authenticated and delivered under this Indenture, except:

          (i) Notes theretofor cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Notes, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofor deposited with the Trustee or any Paying Agent (other than the Company or any Affiliate thereof) in trust for the Holders of such Notes; provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly and irrevocably given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

          (iii) Notes with respect to which the Company has effected defeasance or covenant defeasance as provided in Article Four, to the extent provided in Sections 4.02 and 4.03; and

          (iv) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, other than any such Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands the Notes are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Company or any other obligor under the Notes or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which the Trustee knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor under the Notes or any Affiliate of the Company or such other obligor.

          "Pari Passu Indebtedness" means any Indebtedness of the Company or any
           -----------------------
Guarantor ranking pari passu in right of payment with the Notes or the Note Guarantee of such Guarantor, as applicable.

          "Paying Agent" means any Person authorized by the Company to pay the
           ------------
principal, premium, if any, or interest on any Notes on behalf of the Company.

          "Payment Blockage Period" shall have the meaning set forth in Section
           -----------------------
14.03.

          "Payment Default" means any default in the payment when due (whether
           ---------------
at Stated Maturity, by acceleration or otherwise) of principal or interest on, or of unreimbursed amounts under drawn letters of credit or fees relating to letters of credit constituting, any Senior Indebtedness or Guarantor Senior Indebtedness, as applicable, of the Company or any Guarantor.

          "Permitted Holders" means Craig Sloan, Jorge Andrade, John W. Funk and
           -----------------
Howard G. Buffett or their successors and assigns who are Affiliates of the Permitted Holders, members of their families and their heirs or executors.

          "Permitted Indebtedness" has the meaning set forth in Section 10.11.
           ----------------------

          "Permitted Investments" means (a) Cash Equivalents; (b) Investments in
           ---------------------
prepaid expenses, negotiable instruments held for collection and lease, utility and workers' compensation, performance and other similar deposits; (c) loans and advances to employees made in the ordinary course of business not to exceed $250,000 in the aggregate at any one time outstanding; (d) Interest Rate Protection Obligations and Currency Agreements; and (e) Investments not to exceed $15.0 million in the aggregate outstanding at any time.

          "Permitted Tax Payments" has the meaning set forth in Section 10.12.
           ----------------------

          "Person" means any individual, corporation, limited liability company,
           ------
partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Preferred Stock" means, with respect to any Person, Capital Stock of
           ---------------
any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribu-tion of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over Capital Stock of any other class of such Person.

          "Private Placement Legend" means the legend initially set forth on the
           ------------------------
Initial Notes in the form set forth in Section 2.03.

          "Purchase Money Indebtedness" means Indebtedness of the Company or any
           ---------------------------
Restricted Subsidiary incurred for the purpose of financing all or any part of the purchase price or the cost of construction or improvement of any property, plant or equipment, provided that the aggregate principal amount of such Indebtedness does not exceed the lesser of the Fair Market Value of such property or such purchase price or cost.

          "Qualified Institutional Buyer" or "QIB" shall have the meaning
           -----------------------------      ---
specified in Rule 144A under the Securities Act.

          "Redeemable Capital Stock" means any class or series of Capital Stock
           ------------------------
to the extent that, either by its terms, by the terms of any security into which it is convertible or exchangeable, or by contract or otherwise, is or upon the happening of an event or passage of time would be, required to be redeemed prior to the final Stated Maturity of the Notes or is redeemable at the option of the Holder thereof at any time prior to such Stated Maturity, or is convertible into or exchangeable for debt securities at any time prior to such Stated Maturity, provided the Capital Stock subject to the Stockholder Agreements shall not be deemed Redeemable Capital Stock.

          "Redemption Date" means, with respect to any Note to be redeemed, any
           ---------------
date fixed for such redemption by or pursuant to this Indenture and the terms of the Notes.

          "Redemption Price" means, with respect to any Note to be redeemed,
           ----------------
the price at which it is to be redeemed pursuant to this Indenture and the terms of the Notes.

          "Reference Period" has the meaning set forth under the definition of
           ----------------
"Consolidated Fixed Charge Coverage Ratio."

          "Refinance" means, with respect to any Indebtedness, any refinancing,
           ---------
redemption, retirement, renewal, substitution, replacement, extension or refunding of such Indebtedness.

          "Registration Rights Agreement" means the Registration Rights
           -----------------------------
Agreement dated on or about the Issue Date between the Company and the Initial Purchasers for the benefit of themselves and the Holders as the same may be amended from time to time in accordance with the terms thereof.

          "Regular Record Date" means the Regular Record Date specified in the
           -------------------
Notes.

          "Regulation S" means Regulation S under the Securities Act.
           ------------

          "Responsible Officer" means, with respect to the Trustee, the
           -------------------
chairman or vice chairman of the board of directors, the chairman or vice chairman of the executive committee of the board of directors, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

          "Restricted Payment" has the meaning set forth in Section 10.12.
           ------------------

          "Restricted Security" has the meaning assigned to such term in Rule
           -------------------
144(a)(3) under the Securities Act; provided, however, that the Trustee shall be entitled to receive, at its request, and conclusively rely on an Opinion of Counsel with respect to whether any Note constitutes a Restricted Security.

          "Restricted Subsidiary" means any Subsidiary of the Company that has
           ---------------------
not been designated by the Board of Directors of the Company, by a board resolution delivered to the Trustee, as an Unrestricted Subsidiary pursuant to and in compliance with Section 10.19. Any such designation may be revoked by a board resolution of the Board of Directors of the Company delivered to the Trustee, subject to the provisions of Section 10.19.

          "Revocation" has the meaning set forth in Section 10.19.
           ----------

          "Rule 144A" means Rule 144A under the Securities Act.
           ---------

          "Securities Act" means the Securities Act of 1933, as amended, and
           --------------
the rules and regulations promulgated by the Commission thereunder.

          "Senior Indebtedness" means the principal of, premium, if any, and
           -------------------
interest on any Indebtedness of the Company, whether outstanding on the Issue Date or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to any Indebtedness of the Company. Without limiting the generality of the foregoing, "Senior Indebtedness" will include (a) the principal of, premium, if any, and interest (including interest that would accrue but for the filing of a petition initiating any proceeding under any state or federal bankruptcy laws, whether or not such claim is allowable in such proceeding) on all obligations of every nature of the Company from time to time owed to the lenders under the New Credit Agreement, including, without limitation, principal of and interest on, and all fees and expenses payable under the New Credit Agreement and (b) amounts owing under the Existing Leases. Notwithstanding the foregoing, "Senior Indebtedness" shall not include, to the extent constituting Indebtedness, (i) Indebtedness evidenced by the Notes, (ii) Indebtedness that is subordinate or junior in right of payment to any Indebtedness of the Company, (iii) Indebtedness which, when incurred and without respect to any election under Section 1111(b) of Title 11, United States Code, is without recourse to the Company, (iv) Indebtedness which is represented by Redeemable Capital Stock, (v) Indebtedness for goods, materials or services purchased in the ordinary course of business or Indebtedness consisting of trade payables or other current liabilities (other than any current liabilities owing under the New Credit Agreement or the current portion of any long-term Indebtedness which would constitute Senior Indebtedness but for the operation of this clause (v)), (vi) Indebtedness of or amounts owed by the Company for compensation to employees or for services rendered to the Company, (vii) any liability for federal, state, local or other taxes owed or owing by the Company,
(viii) Indebtedness of the Company to a Subsidiary of the Company, (ix) that portion of any Indebtedness which at the time of issuance is issued in violation of this Indenture and (x) any obligation to purchase Capital Stock under the Stock Purchase Agreements.

          "Senior Representative" means the representative or representatives
           ---------------------
designated in writing to the Trustee of the holders of any class or issue of Designated Senior Indebtedness; provided that, in the absence of a representative of the type described above, any holder or holders of a majority of the principal amount outstanding of any class or issue of Designated Senior Indebtedness may collectively act as Senior Representative for such class or issue.

          "Stated Maturity" means, with respect to any Note or any installment
           ---------------
of interest thereon, the dates specified in such Note as the fixed date on which the principal of such Note or such installment of interest is due and payable, and when used with respect to any other Indebtedness, means the date specified in the instrument governing such Indebtedness as the fixed date on which the principal of such Indebtedness or any installment of interest is due and payable.

          "Stockholder Agreements" means each of the Stock Restriction and Buy-
           ----------------------
Sell Agreements, made as of June 6, 1996 by and between each of the Permitted Holders and the Company with respect to the Company's voting Capital Stock, as amended, and the Stock Restriction and Buy-Sell Agreement made as of January 1, 1997 among the Company, the Permitted Holders and other persons named therein with respect to the Company's non-voting Capital Stock, as amended.

          "Subordinated Indebtedness" means, with respect to the Company,
           -------------------------
Indebtedness of the Company which is expressly subordinated in right of payment to the Notes or, with respect to any Guarantor, Indebtedness of such Guarantor which is expressly subordinated in right of payment to the Note Guarantee of such Guarantor.

          "Subsidiary" means, with respect to any Person, (a) any corporation
           ----------
of which the outstanding shares of Voting Stock having at least a majority of the votes entitled to be cast in the election of directors shall at the time be owned, directly or indirectly, by such Person, or (b) any other Person of which at least a majority of the shares of Voting Stock are at the time, directly or indirectly, owned by such first named Person.

          "Surviving Person" means, with respect to any Person involved in any
           ----------------
consolidation or merger, or any sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of its properties and assets as an entirety, the Person formed by or surviving such merger or consolidation or the Person to which such sale, assignment, conveyance, transfer or lease is made.

          "Tax Amount" means, with respect to any period, without duplication,
           ----------
the amount of taxable income of any Person attributable to the income of the Company and its Restricted Subsidiaries for such period multiplied by the highest marginal combined federal, state and local tax rates applicable to individuals during such period.

          "Transaction Date" has the meaning set forth under the definition of
           ----------------
"Consolidated Fixed Charge Coverage Ratio".

          "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939,
           -------------------      ---
as amended, and as in effect from time to time.

          "Trustee" means the Person named as the "Trustee" in the first
           -------
paragraph of this Indenture, until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

          "Unrestricted Subsidiary" means a Subsidiary of the Company (other
           -----------------------
than a Guarantor) designated as such pursuant to and in compliance with Section
10.19. Any such designation may be revoked by a Board Resolution of the Company delivered to the Trustee, subject to the provisions of Section 10.19.

          "U.S. Government Obligations" means securities that are (i) direct
           ---------------------------
obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a Depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the Holder of such Depositary receipt; provided, however, that (except as required
                                   --------  -------
by law) such custodian is not authorized to make any deduction from the amount payable to the Holder of such Depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such Depositary receipt.

          "Unutilized Net Cash Proceeds" has the meaning set forth in Section
           ----------------------------
10.14.

          "Voting Stock" means any class or classes of Capital Stock pursuant
           ------------
to which the Holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the Board of Directors, managers or trustees of any Person (irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency).

          "Weighted Average Life to Maturity" means, when applied to any
           ---------------------------------
Indebtedness at any date, the number of years obtained by dividing (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required scheduled payment of principal, including payment at final maturity, in respect thereof, with (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by (ii) the then outstanding aggregate principal amount of such Indebtedness.

          "Wholly Owned Restricted Subsidiary" means any Restricted Subsidiary
           ----------------------------------
of which 100% of the outstanding Capital Stock is owned by the Company and/or another Wholly-Owned Restricted Subsidiary. For purposes of this definition, any directors' qualifying shares shall be disregarded in determining the ownership of a Restricted Subsidiary.

          Section 1.02.  Other Definitions.
                         -----------------

                                               Defined in
          Term                                   Section
          ----                                 ----------
          "Act"                                     1.05
          "Agent Members"                           2.04
          "Asset Sale Offer Price"                 10.14
          "Asset Sale Offer Trigger Date"          10.14
          "Authenticating Agent"                    2.02
          "Change of Control Date"                 10.15
          "Change of Control Offer"                10.15

                                               Defined in
          Term                                   Section
          ----                                 ----------
          "Change of Control Purchase Date"        10.15
          "Change of Control Purchase Price"       10.15
          "covenant defeasance"                     4.03
          "Defaulted Interest"                      3.06
          "Defeased Guarantees"                     4.01
          "Defeased Notes"                          4.01
          "Existing Indebtedness"                  10.11
          "Global Notes"                            2.01
          "Initial Notes"                       Recitals
          "Note Register"                           3.04
          "Note Registrar"                          3.04
          "Notice of Default"                       5.01
          "Offshore Global Note"                    2.01
          "Offshore Physical Note"                  2.01
          "Optional Redemption Price"              11.01
          "Other Obligations"                       1.20
          "Payment Blockage Notice"                14.03
          "Physical Notes"                          2.01
          "Refinancing Indebtedness"               10.11
          "Repurchase Payments"                    10.12
          "Required Filing Dates"                  10.09
          "U.S. Global Note"                        2.01
          "U.S. Physical Notes"                     2.01

          Section 1.03.  Rules of Construction.
                         ---------------------

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

          (d)  the words "herein," "hereof" and "hereunder" and other words of
                          ------    ------       ---------
     similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

          (e)  all references to "$"" or "dollars" shall refer to the lawful
                                  -       -------
     currency of the United States of America;

          (f)  the words "include," "included" and "including" as used herein
                          -------    --------       ---------
     shall be deemed in each case to be followed by the phrase "without
                                                                -------
     limitation";
     ----------

          (g) words in the singular include the plural, and words in the plural include the singular; and

          (h) any reference to a Section or Article refers to such Section or Article of this Indenture unless otherwise indicated.

          Section 1.04.  Form of Documents Delivered to Trustee.
                         --------------------------------------

          Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent (including any covenants compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with, (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of counsel, all such conditions (including any covenants compliance with which constitutes a condition precedent), have been complied with and (c) where applicable, a certificate or opinion by an accountant that complies with Section 314(c) of the Trust Indenture Act.

          Each Officers' Certificate and Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (a) a statement that the Person making such certificate or Opinion of Counsel has read such covenant or condition;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements contained in such Officers' Certificate or Opinion of Counsel are based;

          (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an Officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Opinions of Counsel required to be delivered to the Trustee may have qualifications customary for opinions of the type required and counsel delivering such Opinions of Counsel may rely on certificates of the Company or government of other officials customary for opinions of the type required, including certificates certifying as to matters of fact, including that various financial covenants have been complied with.

          Any certificate of opinion of an officer of the Company, and Guarantor of other obligor on the Notes may be based, insofar as it relates to accounting matters, upon a certificate or opinion of, or representations by, an accountant or firm of accountants in the employ of the Company, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to accounting matters upon which his certificate or opinion may be based are erroneous. Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent with respect to the Company.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated, with proper identification of each matter covered therein, and form one instrument.

          Section 1.05.  Acts of Holders.
                         ---------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in Person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing
                                                  ---
such instrument or instruments. Proof of execution (as provided below in subsection (b) of this Section 1.05) of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01 hereof) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient including, without limitation, by verification from a notary public or signature guarantee.

          (c)  The ownership of Notes shall be proved by the Note Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Note shall bind every future Holder of the same Note or the Holder of every Note issued upon the transfer thereof or in exchange therefor or in lieu thereof to the same extent as the original Holder, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

          Section 1.06.  Notices, etc., to the Trustee and the Company.
                         ---------------------------------------------

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

          (a) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed, in writing, to or with the Trustee at its Corporate Trust Office or at any other address previously furnished in writing to the Holders and the Company by the Trustee or at the office of any drop agent specified by or on behalf of the Trustee to the Holders and the Company from time to time; and

          (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose (except as otherwise expressly provided herein) hereunder if in writing and mailed, first-class postage prepaid, to the Company, addressed to it at 1004 East Illinois Street, Assumption, Illinois 62510, Attention: John W. Funk, with a copy to Mayer, Brown & Platt, 190 South LaSalle Street, Chicago, Illinois 60610, Attention: Paul Theiss, or at any other address previously furnished in writing to the Trustee by the Company.

          Section 1.07.  Notice to Holders; Waiver.
                         -------------------------

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise expressly provided herein) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice when mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this Indenture, then any method of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

          Section 1.08.  Conflict with Trust Indenture Act.
                         ---------------------------------

          If any provision hereof limits, qualifies or conflicts with any provision of the Trust Indenture Act or another provision which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, such provision or requirement of the Trust Indenture Act shall control.

          If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, such provision of the Trust Indenture Act shall be deemed to apply to this Indenture as so modified or excluded, as the case may be, if this Indenture shall then be qualified under the TIA.

          Section 1.09.  Effect of Headings and Table of Contents.
                         ----------------------------------------

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          Section 1.10.  Successors and Assigns.
                         ----------------------

          All covenants and agreements in this Indenture by the Company and Trustee shall bind their respective successors and assigns, whether so expressed or not.

          Section 1.11.  Separability Clause.
                         -------------------

          In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 1.12.  Benefits of Indenture.
                         ---------------------

          Nothing in this Indenture or in the Notes issued pursuant hereto, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, any Paying Agent and the Holders) any benefit or any legal or equitable right, remedy or claim under this Indenture, except as provided in Article Thirteen and Article Fourteen.

          SECTION 1.13.  GOVERNING LAW.
                         -------------

          THIS INDENTURE, THE NOTES AND THE GUARANTEES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF). THE TRUSTEE, THE COMPANY, EACH GUARANTOR AND ANY OTHER OBLIGOR IN RESPECT OF THE NOTES AND THE HOLDERS AGREE TO SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT LOCATED IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE OR THE NOTES.

          Section 1.14.  No Recourse Against Others.
                         --------------------------

          No director, officer, employee or stockholder of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company or any Guarantor under the Notes, the Guarantees or this Indenture. Each Holder of Notes by accepting a Note waives and releases all such liability, and such waiver and release is part of the consideration for the issuance of the Notes.

          Section 1.15.  Independence of Covenants.
                         -------------------------

          All covenants and agreements in this Indenture shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or condition exists.

          Section 1.16.  Exhibits and Schedules.
                         ----------------------

          All exhibits and schedules attached hereto are by this reference made a part hereof with the same effect as if herein set forth in full.

          Section 1.17.  Counterparts.
                         ------------

          This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

          Section 1.18.  Duplicate Originals.
                         -------------------

          The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

          Section 1.19.  Incorporation by Reference of TIA.
                         ---------------------------------

          Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in, and made a part of, this Indenture. Any terms incorporated by reference in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule under the TIA have the meanings so assigned to them therein.


                                  ARTICLE TWO

                                SECURITY FORMS

          Section 2.01.  Form and Dating.
                         ---------------

          The Initial Notes and the Trustee's certificate of authentication relating thereto shall be substantially in the form of Exhibit A hereto. The
                                                       ---------
Exchange Notes and the Trustee's certificate of authentication relating thereto shall be substantially in the form of Exhibit B hereto. The Notes may have
                                      ---------
notations, legends or endorsements required by law, stock exchange rule or Depositary rule or usage. The Company shall approve the form of the Notes and any notation, legend or endorsement on them. Each Note shall be dated the date of its authentication and shall show the date of its authentication.

          The additional terms and provisions contained in the forms of Notes and Guarantees, annexed hereto as Exhibits A and E, respectively, shall
                                  ----------------
constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

          Notes will initially be issued in either of the following forms:

          (a) Notes offered and sold in reliance on Rule 144A issued initially in the form of one or more global Notes in registered form, substantially in the form set forth in Exhibit A (the "U.S. Global Note"), deposited with
                              ---------
     the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided and shall bear the legend set forth in Section 2.03 hereof. The aggregate principal amount of the U.S. Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary.

          (b) Notes offered and sold in offshore transactions in reliance on Regulation S represented upon issuance by a temporary global Note (the "Offshore Global Note" and, together with the U.S. Global Note, the "Global Notes"), which will be exchangeable for certificated Notes in registered form in substantially the form set forth in Exhibit A (the "Offshore
                                                 ---------
     Physical Notes") only upon the expiration of the "40-day restricted period" within the meaning of Rule 903(c)(3) of Regulation S.

          Subsequent to the initial issuance of the Global Notes provided for in paragraphs (a) and (b) above, physical certificates for notes transferred in reliance on any exemption from registration under the Securities Act, other than as described in the preceding two paragraphs, shall be issued in substantially the form set forth in Exhibit A, subject to the Company's and the Trustee's
                      ---------
right prior to any such transfer to require the delivery of an Opinion of Counsel, certifications and/or other information satisfactory to each of them (the "U.S. Physical Notes"). The Offshore Physical Notes and the U.S. Physical Notes are sometimes collectively herein referred to as the "Physical Notes." Physical Notes may initially be registered in the name of the Depositary or a nominee of such Depositary and be delivered to the Trustee as custodian for such Depositary. Beneficial owners of Physical Notes, however, may request registration of such Physical Notes in their names or the names of their nominees.

          Section 2.02.  Execution and Authentication; Aggregate Principal
                         -------------------------------------------------
Amount.
------

          The Notes shall be executed on behalf of the Company by two Officers of the Company. The signature of any Officer on the Notes may be manual or facsimile.

          If an Officer or Assistant Secretary whose manual or facsimile signature is on a Note was an Officer or Assistant Secretary at the time of such execution but no longer holds that office or position at the time the Trustee authenticates the Note, the Note shall nevertheless be valid.

          No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

          The Trustee shall authenticate (i) Initial Notes for original issue in the aggregate principal amount not to exceed $100,000,000 and (ii) Exchange Notes from time to time for issue only in exchange for a like principal amount of Initial Notes, in each case upon a written order of the Company in the form of an Officers' Certificate. The Officers' Certificate shall specify the amount of Notes to be authenticated and the date on which the Notes are to be authenticated, whether the Notes are to be Initial Notes or Exchange Notes and whether the Notes are to be issued as Physical Notes or Global Notes or such other information as the

Trustee may reasonably request. The aggregate principal amount of Notes outstanding at any time may not exceed $100,000,000, except as provided in
Section 3.05 hereof.

          The Trustee may appoint an authenticating agent (the "Authenticating Agent") reasonably acceptable to the Company to authenticate Notes. Unless otherwise provided in the appointment, an Authenticating Agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such Authenticating Agent. An Authenticating Agent has the same rights as an agent to deal with the Company or with any Affiliate of the Company.

          Section 2.03.  Restrictive Legends.
                         -------------------

          Each Global Note and Physical Note that constitutes a Restricted Security shall bear the following legend (the "Private Placement Legend") on the
                                               ------------------------
face thereof until the third anniversary of the Issue Date, unless otherwise agreed by the Company and the Holder thereof:

     THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS SECURITY) OR THE LAST DAY ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) AND
     (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAWS (THE "RESALE RESTRICTION TERMINATION DATE"), OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE IN RULE 144A, (D) INSIDE THE UNITED STATES TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1),(2),(3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (E) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUT-

     SIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO RULE 904 OF REGULATION S OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY, THE TRUSTEE AND THE TRANSFER AGENT AND REGISTRAR PRESERVE THE RIGHT PRIOR TO ANY OFFER, SALE OR OTHER TRANSFER PURSUANT TO CLAUSES (D),(E) OR (F) ABOVE TO REQUIRE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND OTHER INFORMATION SATISFACTORY TO THE COMPANY, THE TRUSTEE AND THE TRANSFER AGENT AND REGISTRAR. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

          Each Global Note shall also bear a legend on the face thereof in substantially the following form:

     UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY ANY SUCH NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
     DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION
     2.05 OF THE INDENTURE.

          Section 2.04.  Book-Entry Provisions for Global Notes.
                         --------------------------------------

          This Section 2.04 shall apply only to the Global Notes deposited with the Depositary or its custodian.

          (1) So long as the Notes are eligible for book-entry settlement with the Depositary, or unless otherwise required by law, the Global Notes initially shall (i) be registered in the name of the Depositary or the nominee of such Depositary, (ii) be delivered to the Trustee as custodian for such Depositary and (iii) bear legends as set forth in Section 2.03.

          Members of, or participants in, the Depositary ("Agent Members") shall
                                                           -------------
have no rights under this Indenture with respect to any Global Note held on their behalf by the Depositary, or the Trustee as its custodian, or under the Global Notes, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Notes for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any Agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Note.

          (2) Transfers of the Global Notes shall be limited to transfers in whole, but, subject to the immediately succeeding sentence, not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in the Global Notes may be transferred or exchanged for Physical Notes in accordance with the rules and procedures of the Depositary and the provisions of
Section 2.05 hereof. In addition, Physical Notes shall be transferred to all beneficial owners in exchange for their beneficial interests in the Global Notes if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for the Global Notes and a successor depositary is not appointed by the Company within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Note Registrar has received a written request from the Depositary to issue Physical Notes.

          (3) In connection with any transfer or exchange of a portion of the beneficial interest in a Global Note to beneficial owners pursuant to paragraph
(2), the Note Registrar shall (if one or more Physical Notes are to be issued) reflect on its books and records the date and a decrease in the principal amount of the Global Note in an amount equal to the principal amount of the beneficial interest in the Global Note to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Physical Notes of like tenor and amount.

          (4) In connection with the transfer of the beneficial interests in an entire Global Note to beneficial owners pursuant to paragraph (2), the Global Note shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the Global Note, an equal aggregate principal amount of Physical Notes of authorized denominations.

          (5) Any Physical Note constituting a Restricted Security delivered in exchange for a beneficial interest in a Global Note pursuant to paragraph (2) or
(3) shall, except as otherwise provided by paragraphs (1)(a)(x) and (3) of
Section 2.05 hereof, bear the Private Placement Legend.

          (6) The owner of a beneficial interest in a Global Note may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Notes.

          Section 2.05.  Special Transfer Provisions.
                         ---------------------------

          (1)  Transfers to Non-QIB Institutional Accredited Investors and Non-
               -----------------------------------------------------------------
U.S. Persons. The following provisions shall apply with respect to the
------------
registration of any proposed transfer of a Note constituting a Restricted Security to any Institutional Accredited Investor which is not a QIB or to any Non-U.S. Person:

          (a) the Note Registrar shall register the transfer of any Note constituting a Restricted Security, whether or not such Note bears the Private Placement Legend, if (x) the requested transfer is after the second anniversary of the Issue Date or (y) (A) in the case of a transfer to an Institutional Accredited Investor which is not a QIB (excluding Non-U.S. Persons), the proposed transferee has delivered to the Note Registrar a certificate substantially in the form of Exhibit C hereto or (B) in the
                                              ---------
     case of a transfer to a Non-U.S. Person, the proposed transferor has delivered to the Note Registrar a certificate substantially in the form of Exhibit D hereto; and
     ---------

          (b) if the proposed transferor is an Agent Member holding a beneficial interest in the Global Note, upon receipt by the Note Registrar of (x) the certificate, if any, required by paragraph (a) above and (y) written instructions given in accordance with the Depositary's and the Note Registrar's procedures, whereupon (i) the Note Registrar shall reflect on its books and records the date and (if the transfer does not involve a transfer of outstanding Physical Notes) a decrease in the principal amount of the applicable Global Note in an amount equal to the principal amount of the beneficial interest in the Global Note to be transferred, and (ii) the Company shall execute and the Trustee shall authenticate and deliver one or more Physical Notes of like tenor and amount.

          (2)  Transfers to QIBs.  The following provisions shall apply with
               -----------------
respect to the registration of any proposed transfer of a Note constituting a Restricted Security to a QIB (excluding transfers to Non-U.S. Persons):

          (a) the Note Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Note stating, or has otherwise advised the Company and the Note Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Note stating, or has otherwise advised the Company and the Note Registrar in writing, that it is purchasing the Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A; and

          (b) the proposed transferee is an Agent Member, and the Notes to be transferred consist of Physical Notes which after transfer are to be evidenced by an interest in a Global Note, upon receipt by the Note Registrar of written instructions given in accordance with the Depositary's and the Note Registrar's procedures, the Note Registrar shall reflect on its books and records the date and an increase in the principal amount of the applicable Global Note in an amount equal to the principal amount of the Physical Notes to be transferred, and the Trustee shall cancel the Physical Notes so transferred.

          (3)  Private Placement Legend.  Upon the transfer, exchange or
               ------------------------
replacement of Notes not bearing the Private Placement Legend, the Note Registrar shall deliver Notes that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Notes bearing the Private Placement Legend, the Note Registrar shall deliver only Notes that bear the Private Placement Legend unless (i) the requested transfer is after the second anniversary of the Issue Date, or (ii) there is delivered to the Note Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

          (4)  General.  By its acceptance of any Note bearing the Private
               -------
Placement Legend, each Holder of such a Note acknowledges the restrictions on transfer of such Note set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Note only as provided in this Indenture.

          The Note Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.04 hereof or this
Section 2.05. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time during the Note Registrar's normal business hours upon the giving of reasonable written notice to the Note Registrar.

          In connection with any transfer of the Notes, the Trustee, the Note Registrar and the Company shall be entitled to receive, shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the certificates, opinions and other information referred to herein (or in the forms provided herein, attached hereto or to the Notes, or otherwise) received from any Holder and any transferee of any Note regarding the validity, legality and due authorization of any such transfer, the eligibility of the transferee to receive such Note and any other facts and circumstances related to such transfer.


                                 ARTICLE THREE

                                   THE NOTES

          Section 3.01.  Title and Terms.
                         ---------------

          The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is limited to $100,000,000, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 3.03, 3.04, 3.05, 9.05, 10.12, 10.14, 10.15 or 11.08.

          The Notes shall be known and designated as the "10 1/4% Senior Subordinated Notes due 2007" of the Company. The final Stated Maturity of the Notes shall be November 1, 2007. Interest on the Notes will accrue at the rate of 10 1/4% per annum and will be payable semi-annually in arrears on May 1 and November 1 in each year, commencing on May 1, 1998, to Holders of record on the immediately preceding April 15 and October 15, respectively. Interest on the Notes will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from the Issue Date.

          The additional terms and provisions contained in the forms of Notes and the Guarantees, annexed hereto as Exhibits A and E, respectively, shall
                                      ----------------
constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

          Section 3.02.  Denominations.
                         -------------

          The Notes shall be issuable only in fully registered form without coupons and in denominations of $1,000 and any integral multiple thereof.

          Section 3.03.  Temporary Notes.
                         ---------------

          Pending the preparation and delivery of definitive Notes, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Notes. Temporary Notes may be printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Officers executing such Notes may consider appropriate, as conclusively evidenced by their execution of such Notes.

          If temporary Notes are issued, the Company will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Company designated for such purpose pursuant to Section 10.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Notes of authorized denominations. Until so exchanged the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

          Section 3.04.  Registration, Registration of Transfer and Exchange.
                         ---------------------------------------------------

          The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency designated pursuant to Section 10.02 being herein sometimes referred to as the "Note Register") in which, subject to such reasonable regulations as the Person appointed as being responsible for the keeping of the Note Register (the "Note Registrar") may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. The Note Register shall be in written form or in any form capable of being converted into written form within a reasonable period of time. The Trustee is hereby initially appointed Note Registrar for the purpose of registering Notes and transfers of Notes as herein provided. The Company may appoint one or more co-registrars.

          Upon surrender for registration of transfer of any Note at the office or agency of the Company designated pursuant to Section 10.02, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denomination or denominations, of a like aggregate principal amount and bearing such restrictive legends as may be required by Section 2.03.

          At the option of the Holder, Notes in certificated form may be exchanged for other Notes of any authorized denomination or denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the

Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive.

          All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same indebtedness, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange and no such transfer or exchange shall constitute a repayment of any obligation nor create any new obligations of the Company.

          Every Note presented or surrendered for registration of transfer, or for exchange or redemption, shall (if so required by the Company, the Trustee, the Note Registrar or any co-registrar) be duly endorsed or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Note Registrar or any co-registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made to a Holder for any registration of transfer or exchange or redemption of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 3.03, 9.05, 10.14, 10.15 or 11.08 not involving any transfer.

          None of the Company, the Trustee, the Note Registrar or any co-registrar shall be required (a) to issue, register the transfer of or exchange any Note during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of the Notes selected for redemption and ending at the close of business on the day of such mailing, (b) to register the transfer of or exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of Notes being redeemed in part or (c) to issue, register, transfer or exchange any Note during a Change of Control Offer or an Asset Sale Offer, if such note is tendered pursuant to such Change of Control Offer or Asset Sale Offer.

          When Notes are presented to the Note Registrar with a request to register the transfer or to exchange them for an equal principal amount of Notes of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Notes at the Note Registrar's request.

          Section 3.05.  Mutilated, Destroyed, Lost and Stolen Notes.
                         -------------------------------------------

          If (a) any mutilated Note is surrendered to the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, and there is delivered to the Company and the Trustee, such security or indemnity, in each case, as may be required by them to save each of them harmless from any loss which either of them may suffer if a Note is replaced, then, in the absence of notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in exchange for any such mutilated Note or in lieu of any such destroyed, lost or stolen Note, a replacement Note of like tenor and principal amount, bearing a number not contemporaneously outstanding.

          Upon the issuance of any replacement Notes under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every replacement Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

          Section 3.06.  Payment of Interest; Interest Rights Preserved.
                         ----------------------------------------------

          Interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid by check or wire transfer to the Person in whose name that Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date for such interest.

          Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date and interest on such defaulted interest at the then applicable interest rate borne by the Notes, to the extent lawful (such defaulted interest and interest thereon herein collectively called "Defaulted Interest"), shall forthwith cease to be payable to the Holder on the Regular Record Date and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in subsection (a) or
(b) below:

          (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes (or their respective predecessor Notes) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing at least 20 days before such payment date of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this subsection (a) provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company in writing of such Special Record Date. In the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at its address as it appears in the Note Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective predecessor Notes) are registered on such Special Record Date and shall no longer be payable pursuant to the following subsection (b).

          (b) any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this subsection (b), such payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

          Section 3.07.  Persons Deemed Owners.
                         ---------------------

          Prior to and at the time of due presentment for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Note is registered in the Note Register as the owner of such Note for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 3.06) interest on such Note and for all other purposes whatsoever, whether or not such Note shall be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          Section 3.08.  Cancellation.
                         ------------

          All Notes surrendered for payment, redemption, registration of transfer or exchange shall be delivered to the Trustee and, if not already cancelled, shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, as evidenced by a Company Order instructing the Trustee that all Notes so delivered shall be promptly cancelled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 3.08, except as expressly permitted by this Indenture. Cancelled Notes held by the Trustee shall be disposed of as directed by a Company Order; provided, however, that the Trustee shall not be required to destroy such
--------  -------
cancelled Notes. The Trustee shall provide the Company with a list of all Notes that have been cancelled from time to time as requested by the Company.

          Section 3.09.  Computation of Interest.
                         -----------------------

          Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

          Section 3.10.  Legal Holidays.
                         --------------

          In any case where any Interest Payment Date, Redemption Date, date established for the payment of Defaulted Interest or Stated Maturity of any Note shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Notes) payment of principal, premium, if any, or interest need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date, date established for the payment of Defaulted Interest or at the Stated Maturity, as the case may be, and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, Redemption Date, date established for the payment of Defaulted Interest or Stated Maturity, as the case may be, to the next succeeding Business Day.

          Section 3.11.  CUSIP Number.
                         ------------

          The Company in issuing the Notes may use "CUSIP" numbers (if then generally in use), and if so, the Trustee may use the CUSIP numbers in notices of redemption or exchange as a convenience to Holders; provided, however, that
                                                       --------  -------
any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Notes, and that reliance may be placed only on the other identification numbers printed on the Notes. All Initial Notes shall bear identical CUSIP numbers and all Exchange Notes shall bear identical CUSIP numbers. The Company shall promptly notify the Trustee in writing of any change in the CUSIP number of the Notes.

          Section 3.12.  Payment of Additional Interest Under Registration
                         -------------------------------------------------
Rights Agreement.
----------------

          Under certain circumstances the Company will be obligated to pay certain additional amounts of interest to the Holders, as more particularly set forth in section 2(e) of the Registration Rights Agreement. The terms of
Section 2(e) the Registration Rights Agreement are hereby incorporated herein by reference and the Company shall be obligated to provide a copy of such Registration Rights Agreement to the Trustee.


                                 ARTICLE FOUR

                       DEFEASANCE OR COVENANT DEFEASANCE

          Section 4.01.  Defeasance.
                         ----------

          The Company may, at its option and at any time, terminate the obligations of the Company and the Guarantors, if any, with respect to Outstanding Notes ("defeasance"). Such defeasance means that the Company will be deemed to have paid and discharged the entire Indebtedness represented by the Outstanding Notes, except for (i) the rights of holders of Outstanding Notes to receive payment in respect of the principal of, premium, if any, and interest on such Notes when such payments are due, (ii) the Company's obligations to issue temporary Notes, register the transfer or exchange of any Notes, replace mutilated, destroyed, lost or stolen Notes and maintain an office or agency for payments in respect of the Notes, (iii) the rights, powers, trusts, duties and immunities of the Trustee and (iv) the defeasance provisions of the Indenture.

          Section 4.02.  Covenant Defeasance.
                         -------------------

          In addition, the Company may, at its option and at any time, elect to terminate the obligations of the Company and any Guarantor with respect to Sections 10.05 through 10.20 and the provisions of Article Eight, and any omission to comply with such obligations will not constitute a Default or an Event of Default with respect to the Notes ("covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to the Outstanding Notes, the Company and the Guarantors may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 5.01(c), (d) or (e), provided as specified above, the remainder of this Indenture and such Outstanding Notes shall be unaffected thereby.

          Section 4.03.  Conditions to Defeasance or Covenant Defeasance.
                         -----------------------------------------------

          In order to exercise either defeasance or covenant defeasance:

          (1) the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders, cash in United States dollars, U.S. Government Obligations, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, and interest on the outstanding Notes at maturity;

          (2) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Notes will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance or covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance or covenant defeasance had not occurred (in the case of defeasance, such opinion must refer to and be based upon a ruling of the Internal Revenue Service or a change in applicable federal income tax laws);

          (3) no Default shall have occurred and be continuing on the date of such deposit;

          (4) such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest with respect to any securities of the Company or any Guarantor;

          (5) such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, any material agreement or instrument to which the Company or any Guarantor is a party or by which it is bound;

          (6) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that (A) the trust funds will not be subject to any rights of Holders of Senior Indebtedness, including, without limitation, those arising under this Indenture and (B) after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally; and

          (7) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent under this Indenture to either defeasance or covenant defeasance, as the case may be, have been complied with.

          Opinions and certificates required to be delivered under this Section shall be in compliance with the requirements set forth in Section 1.04 and this
Section 4.03.

          Section 4.04.  Deposited Money and U.S. Government Obligations To Be
                         -----------------------------------------------------
Held in Trust; Etc.
-------------------

          Subject to the provisions of the last paragraph of Section 10.03, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or such other Person that would qualify to act as successor trustee under Article Six, collectively for purposes of this Section 4.04, the "Trustee") pursuant to Section 4.03 in respect of the Company's election under either Section 4.01 or 4.02, shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (other than the Company or any Affiliate of the Company) as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

          The Company shall pay and indemnify the Trustee and its agents and hold them harmless against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 4.03 or the principal, premium, if any, and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Defeased Notes.

          Anything in this Article Four to the contrary notwithstanding, the Trustee shall deliver to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 4.03 hereof which, in the opinion of a nationally-recognized firm of independent public accountants expressed in a written certification thereof to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

          Section 4.05.  Reinstatement.
                         -------------

          If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 4.03, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations of the Company and each of the Guarantors under this Indenture, the Notes and the Guarantees shall be revived and reinstated as though no deposit had occurred pursuant to Section 4.03, until such time as the Trustee or Paying Agent is permitted to apply all such money and U.S. Government Obligations in accordance with Section 4.03; provided, however, that if the Company or the Guarantors make any payment of principal, premium, if any, or interest on any Note following the reinstatement of its obligations, the Company or the Guarantors, as the case may be, shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money and U.S. Government Obligations held by the Trustee or Paying Agent.

          Section 4.06.  Repayment to Company.
                         --------------------

          The Trustee shall pay to the Company (or, if appropriate, the Guarantors) upon Company Request any money held by it for the payment of principal or interest that remains unclaimed for two years. After payment to the Company or the Guarantors, Noteholders entitled to money must look to the Company and the Guarantors for payment as general creditors unless an applicable abandoned property law designates another person and all liability of the Trustee or Paying Agent with respect to such money shall thereupon cease.


                                 ARTICLE FIVE

                                   REMEDIES

          Section 5.01.  Events of Default.
                         -----------------

          "Event of Default," wherever used herein, means any one of the
           ----------------
following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (a) default in the payment of the principal of or premium, if any, when due and payable, on any of the Notes (at its Stated Maturity, upon optional redemption, required purchase, scheduled principal payment or otherwise); or

          (b) default in the payment of an installment of interest on any of the Notes, when due and payable, continued for 30 days or more; or

          (c) the Company or any Guarantor fails to comply with any of its obligations described under Article Eight, Section 10.14 or Section 10.15; or

          (d) the Company or any Guarantor fails to perform or observe any other term, covenant or agreement contained in the Notes, the Note Guarantees or this Indenture (other than a default specified in (i), (ii) or (iii) above) for a period of 30 days after written notice of such failure requiring the Company to remedy the same shall have been given (x) to the Company by the Trustee or (y) to the Company and the Trustee by the Holders of 25% in aggregate principal amount of the Notes then outstanding; or

          (e) default or defaults under one or more agreements, indentures or instruments under which the Company or any Restricted Subsidiary then has outstanding Indebtedness in excess of $7.5 million individually or in the aggregate and either (a) such Indebtedness is already due and payable in full or (b) such default or defaults results in the acceleration of the maturity of such Indebtedness; or

          (f) any Note Guarantee ceases to be in full force and effect or is declared null and void or any Guarantor denies that it has any further liability under any Note Guarantee, or gives notice to such effect (other than by reason of the termination of this Indenture or the release of any such Note Guarantee in accordance with Section 10.10) and such condition shall have continued for a period of 30 days after notice to the Company by the Trustee; or

          (g) one or more judgments, orders or decrees of any court or regulatory or administrative agency for the payment of money in excess of $7.5 million either individually or in the aggregate shall have been rendered against the Company or any Restricted Subsidiary or any of their respective properties and shall not have been discharged and either (a) any creditor shall have commenced an enforcement proceeding upon such judgment, order or decree, and such judgment is not being appealed by the Company or
     (b) there shall have been a period of 60 consecutive days during which a stay of enforcement of such judgment, order or decree, by reason of a pending appeal or otherwise, shall not be in effect; or

          (h) (i) the Company or any Material Subsidiary commences a voluntary case or proceeding under any applicable Bankruptcy Law or any other case or proceeding to be adjudicated bankrupt or insolvent, (ii) the Company or any Material Subsidiary consents to the entry of a decree or order for relief in respect of the Company or such Material Subsidiary in an involuntary case or proceeding under any applicable Bankruptcy Law or to the commencement of any bankruptcy or insolvency case or proceeding against it,
     (iii) the Company or any Material Subsidiary files a petition or answer or consent seeking reorganization or relief under any applicable Federal or state law, (iv) the Company or any Material Subsidiary (x) consents to the filing of such petition or the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or such Material Subsidiary or of any substantial part of their respective property,

     (y) makes an assignment for the benefit of creditors or (z) admits in writing its inability to pay its debts generally as they become due.

          The Company shall provide an Officers' Certificate to the Trustee promptly upon any officer of the Company obtaining knowledge of any Default or Event of Default that has occurred and, if applicable, describe such Default or Event of Default and the status thereof.

          Section 5.02.  Acceleration of Maturity; Rescission and Annulment.
                         --------------------------------------------------

          If an Event of Default (other than as specified in Section 5.01(h) with respect to the Company) shall occur and be continuing, the Trustee, by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding, by notice to the Trustee and the Company, may declare the principal of, premium, if any, and accrued interest on all of the outstanding Notes due and payable immediately, upon which declaration all such amounts payable in respect of the Notes will become and be immediately due and payable; provided, however, that so long as the New Credit Agreement shall be in force and effect, if an Event of Default shall have occurred and be continuing (other than an Event of Default in Section 5.01(h) with respect to the Company), any such acceleration shall not be effective until the earlier to occur of (x) five business days following delivery of a notice of such acceleration to the agent under the New Credit Agreement and (y) the acceleration of any Indebtedness under the New Credit Agreement. If an Event of Default specified in Section 5.01(h) above with respect to the Company occurs and is continuing, then the principal of, premium, if any, and accrued interest on all of the outstanding Notes will ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of Notes.

          Notwithstanding the preceding paragraph, in the event of a declaration of acceleration in respect of the Notes because an Event of Default specified in
Section 5.01(e) shall have occurred and be continuing, such declaration of acceleration will be automatically annulled if the Indebtedness that is the subject of such Event of Default has been discharged or paid (if permitted by the terms thereof and this Indenture) or the requisite Holders thereof have rescinded their declaration of acceleration in respect of such Indebtedness, and written notice of such discharge or rescission, as the case may be, shall have been given to the Trustee by the Company, within 60 days after such declaration of acceleration in respect of the Notes and no other Event of Default has occurred which has not been cured or waived during such 60-day period.

          After a declaration of acceleration, but before a judgment or decree for payment of the money due has been obtained by the Trustee, the Holders of a majority in aggregate principal amount of the outstanding Notes, by written notice to the Company and the Trustee, may rescind such declaration if:

          (a) the Company has paid or deposited with the Trustee a sum sufficient to pay:

            (i) all sums paid or advanced by the Trustee under this Indenture and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel,

           (ii) all overdue interest on all Notes,

          (iii) the principal of and premium, if any, on any Notes which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Notes, and

           (iv) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Notes, and

          (b) all Events of Default, other than the non-payment of principal of, premium, if any, and interest on the Notes that has become due solely by such declaration of acceleration, have been cured or waived.

          Section 5.03.  Collection of Indebtedness and Suits for Enforcement by
                         -------------------------------------------------------
Trustee; Other Remedies.
-----------------------

          The Company covenants that if an Event of Default in payment of principal, premium or interest specified in Section 5.01(a) or 5.01(b) hereof occurs and is continuing, the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal, premium, if any, and interest, with interest upon the overdue principal, premium, if any, and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate then borne by the Notes; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may, but is not obligated under this paragraph to, institute a judicial proceeding for the collection of the sums so due and unpaid and may, but is not obligated under this paragraph to, prosecute such proceeding to judgment or final decree, and may, but is not obligated under this paragraph to, enforce the same against the Company, the Guarantors or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Notes, wherever situated.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion, but is not obligated under this paragraph to, (i) proceed to protect and enforce its rights and the rights of the Holders under this Indenture and the Notes by such appropriate private or judicial proceedings as the Trustee shall deem most effectual to protect and enforce such rights, whether for the specific enforcement of any covenant or agreement contained in this Indenture or the Notes or in aid of the exercise of any power granted herein or therein, or (ii) proceed to protect and enforce any other proper remedy. No recovery of any such judgment upon any property of the Company shall affect or impair any rights, powers or remedies of the Trustee or the Holders.

          Section 5.04.  Trustee May File Proofs of Claims.
                         ---------------------------------

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, the Guarantors or any other obligor upon the Notes, or the property of the Company, the Guarantors or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise, but is not obligated under this paragraph

          (a) to file and prove a claim for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07 hereof.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

          Section 5.05.  Trustee May Enforce Claims Without Possession of Notes.
                         ------------------------------------------------------

          All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

          Section 5.06.  Application of Money Collected.
                         ------------------------------

          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          First: to the Trustee for amounts due under Section 6.07;

          Second: to Holders for interest accrued on the Notes, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for interest;

          Third: to Holders for principal amounts owing under the Notes, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal and premium; and

          Fourth: to the Company or, to the extent the Trustee collects any amount from any Guarantor, to such Guarantor.

          The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment to Noteholders pursuant to this
Section 5.06.

          Section 5.07.  Limitation on Suits.
                         -------------------

          No Holder of any Notes shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (a) the Holder or Holders of not less than 25.0% in aggregate principal amount of the Outstanding Notes shall have made written request(s) to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (b) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (c) the Trustee for 15 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (d) no direction inconsistent with such written request has been given to the Trustee during such 15-day period by the Holders of a majority in aggregate principal amount of the Outstanding Notes;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Note to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture or any Note except in the manner provided in this Indenture and for the equal and ratable benefit of all the Holders.

     Section 5.08.  Unconditional Right of Holders To Receive Principal, Premium
                    ------------------------------------------------------------
and Interest.
------------

     Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive cash payment, in United States dollars, of the principal of, premium, if any, and (subject to Section 3.06 hereof) interest on such Note on the respective Stated Maturities expressed in such Note (or, in the case of redemption or repurchase, on the respective Redemption Dates or date fixed for repurchase) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the express consent of such Holder.

     Section 5.09.  Restoration of Rights and Remedies.
                    ----------------------------------

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture or any Note and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     Section 5.10.  Rights and Remedies Cumulative.
                    ------------------------------

     No right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 5.11.  Delay or Omission Not Waiver.
                    ----------------------------

     No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Five or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

     Section 5.12.  Control by Majority.
                    -------------------

     The Holders of not less than a majority in aggregate principal amount of the Outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that:

          (a) such direction shall not be in conflict with any rule of law or with this Indenture or any Note or expose the Trustee to liability; and

          (b) subject to the provisions of Section 315 of the TIA, the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     Section 5.13.  Waiver of Past Defaults.
                    -----------------------

     The Holders of not less than a majority in aggregate principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past Default hereunder and its consequences, except a Default:

          (a) in the payment of the principal of, premium, if any, or interest on any Note (which may only be waived with the consent of each Holder of Notes affected); or

          (b) in respect of a covenant or provision under this Indenture which cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

     Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

     Section 5.14.  Undertaking for Costs.
                    ---------------------

     All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or the Notes, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Notes or to any suit instituted by any Holder for the enforcement of the payment of the principal of, premium, if any, or interest on any Note on or after the respective Stated Maturities expressed in such Note (or, in the case of redemption or repurchase, on or after the respective Redemption Dates or dates fixed for repurchase).

          Section 5.15.  Waiver of Stay, Extension or Usury Laws.
                         ---------------------------------------

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company from paying all or any portion of the principal of, premium, if any, or interest on the Notes contemplated herein or in the Notes or which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE SIX

                                  THE TRUSTEE

          Section 6.01.  Certain Duties and Responsibilities.
                         -----------------------------------

          (a) Except during the continuance of an Event of Default,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee or its counsel shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

          (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own gross negligent action, its own gross negligent failure to act, or its own willful misconduct, except that (i) this paragraph does not limit the effect of paragraph (a) of this Section 6.01; (ii) the Trustee shall not be liable for any error of judgment made in good faith by an officer of the Trustee or upon advice of its counsel, unless it is proved that the Trustee was grossly negligent in ascertaining the pertinent facts; and
(iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.12.

          (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or to take or omit to take any action under this Indenture or take any action at the request or direction of Holders if it shall have reasonable grounds for believing that repayment of such funds is not assured to it or it does not receive an indemnity satisfactory to it in its sole discretion against such risk, liability, loss, fee or expense which might be incurred by it in compliance with such request or direction.

          (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
Section 6.01.

          Section 6.02.  Notice of Defaults.
                         ------------------

          Within 90 days after the occurrence of any Default, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Note Register, notice of such Default hereunder known to the Trustee; provided, however, that, except in the case of a Default in the payment of the principal of, premium, if any, or interest on any Note, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of Responsible Officers or counsel of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders.

          Section 6.03.  Certain Rights of Trustee.
                         -------------------------

          Subject to Section 6.01 hereof and the provisions of (S) 315 of the
TIA:

           (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, appraisal, bond, debenture, note, coupon, security, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution of the Company thereof;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate of the Company;

          (d) the Trustee and its agents may consult with counsel and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;

          (e) the Trustee and its agents shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, appraisal, bond, debenture, note, coupon, security, other evidence of indebtedness or other paper or document but the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may deem fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney during the reasonable business hours of the Company;

          (f) the Trustee and its agents may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent (other than an agent who is an employee of the Trustee) or attorney appointed with due care by it hereunder; or

          (g) the Trustee shall not be charged with knowledge of any Default or Event of Default, as the case may be, with respect to the Notes unless either (1) a Responsible Officer of the Trustee shall have actual knowledge of the Default or Event of Default, as the case may be, or (2) written notice of such Default or Event of Default, as the case may be, shall have been given to the Trustee by the Company, any other obligor on the Notes or by any Holder of the Notes.

          Section 6.04.  Trustee Not Responsible for Recitals, Dispositions of
                         -----------------------------------------------------
Notes or Application of Proceeds Thereof.
----------------------------------------

          The recitals contained herein and in the Notes, except the Trustee's certificates of authentication, shall be taken as the statements of the Company and the Guarantors, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or the Notes, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Notes and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility and Qualification on Form T-1 supplied to the Company and the Guarantors in connection with the registration of any Notes and Guarantees issued hereunder are true and accurate subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of Notes or the proceeds thereof.

          Section 6.05.  Trustee and Agents May Hold Notes; Collections; etc.
                         ---------------------------------------------------

          The Trustee, any Paying Agent, Note Registrar or any other agent of the Company or the Guarantors, in its individual or any other capacity, may become the owner or pledgee of Notes, with the same rights it would have if it were not the Trustee, Paying Agent, Note Registrar or such other agent and, subject to Sections 6.08 and 6.13 hereof and (S)(S) 310 and 311 of the Trust Indenture Act, may otherwise deal with the Company or the Guarantors and receive, collect, hold and retain collections from the Company or the Guarantors with the same rights it would have if it were not the Trustee, Paying Agent, Note Registrar or such other agent.

          Section 6.06.  Money Held in Trust.
                         -------------------

          All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required herein or by law. The Trustee shall not be under any liability for interest on any moneys received by it hereunder.

          Section 6.07.  Compensation and Indemnification of Trustee and Its
                         ---------------------------------------------------
Prior Claim.
-----------

          The Company and the Guarantors covenant and agree: (a) to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); (b) to reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other Persons not regularly in its employ), except any such reasonable expense, disbursement or advance as may arise from its negligence or bad faith; and (c) to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and the exercise or performance of any of its powers or duties hereunder, including enforcement of this Section 6.07. The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity. The obligations of the Company and the Guarantors under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute an additional obligation hereunder and shall survive the satisfaction and discharge of this Indenture.

          Section 6.08.  Conflicting Interests.
                         ---------------------

          The Trustee shall be subject to and comply with the provisions of (S) 310(b) of the TIA.

          Section 6.09.  Corporate Trustee Required; Eligibility.
                         ---------------------------------------

          There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under TIA (S)(S) 310(a)(1) and 310(a)(5) and which shall have a combined capital, surplus and undivided profits of at least $100,000,000, and have an office or agency at which Notes may be presented for transfer and redemption and at which demands may be made in The City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of United States Federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          Section 6.10.  Resignation and Removal; Appointment of Successor
                         -------------------------------------------------
Trustee.
-------

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

          (b) The Trustee, or any trustee or trustees hereinafter appointed, may at any time resign by giving written notice thereof to the Company and the Guarantors at least 30 Business Days prior to the date of such proposed resignation. Upon receiving such notice of resignation, the Company and the Guarantors shall promptly appoint a successor trustee by written instrument, a copy of which shall be delivered to the resigning Trustee and a copy to the successor trustee. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 Business Days after the giving of such notice of resignation, the resigning Trustee may, or any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper, appoint a successor trustee.

          (c) The Trustee may be removed at any time with 60 days written notice by an Act of the Holders of a majority in principal amount of the Outstanding Notes, delivered to the Trustee, the Company and the Guarantors.

          (d)  If at any time:

          (1) the Trustee shall fail to comply with the provisions of (S) 310(b) of the TIA in accordance with Section 6.08 hereof after written request therefor by the Company, the Guarantors or by any Holder who has been a bona fide Holder of a Note for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 6.09 hereof and shall fail to resign after written request therefor by the Company, the Guarantors or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose or rehabilitation, conservation or liquidation, then, in any such case, (i) the Company or the Guarantors may remove the Trustee, or (ii) subject to Section 5.14, the Holder of any Note who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company or the Guarantors shall promptly appoint a successor Trustee. If, within 60 days after such resignation, removal or incapability, or the occurrence of such vacancy, and the Company or the Guarantors have not appointed a successor Trustee, a successor Trustee shall be appointed by act of the Holders of a majority in principal amount of the Outstanding Notes delivered to the Company, the Guarantors and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company and the Guarantors. If no successor Trustee shall have been so appointed by the Company or the Holders of the Notes and accepted appointment in the manner hereinafter provided, the Holder of any Note who has been a bona fide Holder for at least six months may, subject to Section 5.14, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Company and the Guarantors shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Notes as their names and addresses appear in the Note Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

          Section 6.11.  Acceptance of Appointment by Successor.
                         --------------------------------------

          Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company, the Guarantors and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee as if originally named as Trustee hereunder; but, nevertheless, on the written request of the Company, the Guarantors or the successor Trustee, upon payment of amounts due it pursuant to Section 6.07, such retiring Trustee shall duly assign, transfer and deliver to the successor Trustee all moneys and property at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor Trustee all the rights, powers, duties and obligations of the retiring Trustee. Upon request of any such successor Trustee, the Company and the Guarantors shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights and powers.

          No successor Trustee with respect to the Notes shall accept appointment as provided in this Section 6.11 unless at the time of such acceptance such successor Trustee shall be eligible to act as Trustee under this Article.

          Upon acceptance of appointment by any successor Trustee as provided in this Section 6.11, the Company and the Guarantors shall give notice thereof to the Holders of the Notes, by mailing such notice to such Holders at their addresses as they shall appear on the Note Register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 6.10(f). If the Company or the Guarantors fail to give such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be given at the expense of the Company.

          Section 6.12.  Successor Trustee by Merger, etc.
                         --------------------------------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion, or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided such corporation shall be eligible under this Article to serve as Trustee hereunder.

          In case at the time such successor to the Trustee under this Section
6.12 shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Notes so authenticated; and, in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee under this
Section 6.12 may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have been authenticated.

          Section 6.13.  Preferential Collection of Claims Against Issuers.
                         -------------------------------------------------

          The Trustee shall comply with Section 311(a) of the TIA, excluding any creditor relationship listed in (S) 311(b) of the TIA. If the present or any future Trustee shall resign or be removed, it shall be subject to (S) 311(a) of the TIA to the extent provided therein.


                                 ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

          Section 7.01.  Preservation of Information; Company To Furnish Trustee
                         -------------------------------------------------------
Names and Addresses of Holders.
------------------------------

          (a) The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders; provided, however, that if and for so long as the Trustee shall be the Note Registrar, the Note Register shall satisfy the requirements relating to such list. Neither the Company, the Guarantors or the Trustee shall be under any responsibility with regard to the accuracy of such list.

          (b) The Company will furnish or cause to be furnished to the Trustee

            (i) semiannually, not more than 10 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date; and

           (ii) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Note
--------  -------
Registrar, no such list need be furnished pursuant to this Section 7.01(b)

          Section 7.02.  Communications of Holders.
                         -------------------------

          Holders may communicate with other Holders with respect to their rights under this Indenture or under the Notes pursuant to (S) 312(b) of the TIA. The Trustee shall comply with (S) 312(b) of the TIA. The Company, the Guarantors and the Trustee and any and all other Persons benefited by this Indenture shall have the protection afforded by (S) 312(c) of the TIA.

          Section 7.03.  Reports by Trustee.
                         ------------------

          Within 60 days after April 1 of each year commencing with the first April 1 following the date of this Indenture, the Trustee shall mail to all Holders, as their names and addresses appear in the Note Register, a brief report dated as of such April 1 that complies with (S) 313(a) of the TIA; provided, however, that if no such event as described in (S) 313(a) of the TIA has occurred within such period then no such report need be transmitted. The Trustee shall also comply with (S)(S) 313(b), 313(c) and 313(d) of the TIA. At the time of its mailing to Holders, a copy of each report shall be filed with the Company, the Guarantors, the Commission and with each national securities exchange on which the Notes are listed. The Company shall notify the Trustee when the Notes are listed on any stock exchange or any delisting thereof.

          Section 7.04.  Reports by Company.
                         ------------------

          The Company shall file with the Trustee copies of the reports and of the information and documents which the Company is required to provide to any Person under Section 10.09, 10.10 and 10.15.


                                 ARTICLE EIGHT

                             SUCCESSOR CORPORATION

          Section 8.01.  When Company May Merge, etc.
                         ---------------------------

          The Company shall not, in any transaction or series of related transactions, merge or consolidate with or into, or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets as an entirety to, any Person or Persons, and the Company shall not permit any of the Restricted Subsidiaries to enter into any such transaction or series of related transactions if such transaction or series of related transactions, in the aggregate, would result in a sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the properties and assets of the Company and the Restricted Subsidiaries (determined on a consolidated basis for the Company and the Restricted Subsidiary), to any Person or Persons, unless at the time and after giving effect thereto (i) either (A)(1) if the transaction or transactions is a merger or consolidation involving the Company, the Company shall be the Surviving Person of such merger or consolidation or (2) if the transaction or transactions is a merger or consolidation involving a Restricted Subsidiary, such Restricted Subsidiary shall be the Surviving Person of such merger or consolidation, or
(B)(1) the Surviving Person shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and (2)(x) in the case of a transaction involving the Company, the Surviving Person shall expressly assume by a supplemental indenture executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Notes and this Indenture and the Registration Rights Agreement, and in each case, this Indenture and the Registration Rights Agreement shall remain in full force and effect, or (y) in the case of a transaction involving a Restricted Subsidiary that is a Guarantor, the Surviving Person shall expressly assume by a supplemental indenture executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of such Restricted Subsidiary under its Note Guarantee and this Indenture and the Registration Rights Agreement, and in each case, such Indenture and the Registration Rights Agreement shall remain in full force and effect; (ii) immediately after giving effect to such transaction or series of related transactions on a pro forma basis, no Default shall have occurred and be continuing; and (iii) the Company, or the Surviving Person, as the case may be, immediately after giving effect to such transaction or series of transactions on a pro forma basis (including, without limitation, any Indebtedness incurred or anticipated to be incurred in connection with or in respect of such transaction or series of transactions), could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) under Section 10.11, provided, that the foregoing shall not be applicable to the DMC Acquisition if it is effected as a merger.

          In connection with any consolidation, merger, transfer, lease or other disposition contemplated hereby (other than the DMC Acquisition, if effected as a merger), the Company shall deliver, or cause to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, transfer, lease or other disposition and the supplemental indenture in respect thereof comply with the requirements under this Indenture. In addition, each Guarantor, in the case of a transaction described in the first paragraph under this Section 8.01, unless it is the other party to the transaction or unless its Note Guarantee will be released and discharged in accordance with its terms as a result of the transaction, will be required to confirm, by supplemental indenture, that its Note Guarantee will continue to apply to the obligations of the Company or the Surviving Person under this Indenture.

          Section 8.02.  Successor Substituted.
                         ---------------------

          Upon any consolidation or merger of the Company or any Guarantor or any transfer of all or substantially all of the assets of the Company in accordance with the foregoing, in which the Company or a Guarantor is not the Surviving Person, the Surviving Person shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture and the Notes and the Registration Rights Agreement or such Guarantor under this Indenture, the Note Guarantee of such Guarantor and the Registration Rights Agreement, as the case may be, with the same effect as if such successor corporation had been named as the Company or Guarantor, as the case may be, therein; and thereafter, except in the case of (a) a lease or (b) any sale, assignment, conveyance, transfer, lease or other disposition to a Restricted Subsidiary of the Company or such Guarantor, the Company shall be discharged from all obligations and covenants under this Indenture and the Notes and such Guarantor shall be discharged from all obligations and covenants under this Indenture and the Note Guarantee of such Guarantor, as the case may be.

          For all purposes of this Indenture and the Notes (including the provisions of this Article Eight and Sections 10.11 and 10.12 and 10.16), Subsidiaries of any Surviving Person shall, upon such transaction or series of related transactions, become Restricted Subsidiaries unless and until designated as Unrestricted Subsidiaries pursuant to and in accordance with Section 10.19 and all Indebtedness, and all Liens on property or assets, of the Company and the Restricted Subsidiaries in existence immediately prior to such transaction or series of related transactions will be deemed to have been incurred upon consummation of such transaction or series of related transactions.


                                 ARTICLE NINE

                      AMENDMENTS, SUPPLEMENTS AND WAIVERS

          Section 9.01.  Without Consent of Holders.
                         --------------------------

          The Company, the Guarantors, if any, when authorized by their board of directors, and the Trustee may, without the consent of the Holders of any Outstanding Notes, amend, waive or supplement this Indenture or the Notes:

          (a) to cure any ambiguity, defect or inconsistency;

          (b) to comply with Article Eight;

          (c) to provide for uncertificated Notes in addition to certificated Notes;

          (d) to comply with any requirements of the Commission in order to effect or maintain the qualification of this Indenture under the TIA;

          (e) to provide for additional Guarantors of the Notes;

          (f) to evidence the release of any Guarantor in accordance with Article Thirteen hereof;

          (g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes;

          (h) to amend this Indenture to delete Section 13.07(a) in its entirety; or

          (i) to make any change that would provide any additional benefit or rights to the Holders or that does not adversely affect the rights of any Holder;

          provided, however, that the Company has delivered to the Trustee an Opinion of Counsel stating that such change does not materially adversely affect the legal rights of any Holder.

          Section 9.02.  With Consent of Holders.
                         -----------------------

          Except as provided in Section 9.01, other amendments and modifications of this Indenture or the Notes may be made by the Company, the Guarantors, if any, and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of the outstanding Notes; provided, however, that no such modification or amendment may, without the consent of the Holder of each outstanding Note affected thereby,

          (i) change the maturity of the principal of or any installment of interest on any such Note or alter the optional redemption or repurchase provisions of any such Note or this Indenture in a manner adverse to the Holders;

         (ii) reduce the principal amount (or the premium) of any such Note;

        (iii) reduce the rate of or extend the time for payment of interest on any such Note;

         (iv) change the place or currency of payment of principal of (or premium) or interest on any such Note;

          (v) modify any provisions of this Indenture relating to the waiver of past defaults (other than to add sections of this Indenture or the Notes subject thereto) or the right of the Holders to institute suit for the enforcement of any payment on or with respect to any such Note or any Note Guarantee in respect thereof or the modification and amendment provisions of this Indenture and the Notes (other than to add sections of this Indenture or the Notes which may not be amended, supplemented or waived without the consent of each Holder therein affected);

         (vi) reduce the percentage of the principal amount of outstanding Notes necessary for amendment to or waiver of compliance with any provision of this Indenture or the Notes or for waiver of any Default in respect thereof;

        (vii) waive a default in the payment of principal of, interest on, or redemption payment with respect to, the Notes (except a rescission of acceleration of the Notes by the Holders thereof as provided in this Indenture and a waiver of the payment default that resulted from such acceleration);

       (viii) modify the ranking or priority of any Note or the Note Guarantee in respect thereof of any Guarantor or modify the definition of Senior Indebtedness or Guarantor Senior Indebtedness or amend or modify the subordination provisions of this Indenture in any manner adverse to the Holders of the Notes; or

         (ix) release any Guarantor from any of its obligations under its Note Guarantee or this Indenture otherwise than in accordance with this Indenture.

          The Holders of a majority in aggregate principal amount of the outstanding Notes, on behalf of all Holders of Notes, may waive compliance by the Company and the Guarantors with certain restrictive provisions of this Indenture. Subject to certain rights of the Trustee, as provided in this Indenture, the Holders of a majority in aggregate principal amount of the Notes, on behalf of all Holders of the Notes, may waive any past default under this Indenture (including any such waiver obtained in connection with a tender offer or exchange offer for the Notes), except a default in the payment of principal, premium or interest or a default arising from failure to purchase any Notes tendered pursuant to an optional redemption or repurchase, or a default in respect of a provision hereunder that cannot be modified or amended without the consent of the Holder of each Note that is affected.

          It shall not be necessary for the consent of the Holders under this
Section 9.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

          Section 9.03.  Compliance with Trust Indenture Act.
                         -----------------------------------

          Every amendment of or supplement to this Indenture or the Notes shall comply with the TIA as then in effect if this Indenture shall then be qualified under the TIA.

          Section 9.04.  Effect of Supplemental Indentures.
                         ---------------------------------

          Upon the execution of any supplemental indenture under this Article Nine, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          Section 9.05.  Revocation and Effect of Consents.
                         ---------------------------------

          Until an amendment or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of that Note or portion of that Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any note. Subject to the following paragraph, any such Holder or subsequent Holder may revoke the consent as to such Holder's Note or portion of such Note by notice to the Trustee or the Company received before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Notes have consented (and not theretofor revoked such consent) to the amendment, supplement or waiver.

          The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then, notwithstanding the last sentence of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

          After an amendment, supplement or waiver becomes effective, it shall bind every Holder of Notes, unless it makes a change described in any of clauses
(i) through (ix) of Section 9.02. In that case, the amendment, supplement or waiver shall bind each Holder of a Note who has consented to it and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note

          Section 9.06.  Notation on or Exchange of Notes.
                         --------------------------------

          If an amendment, supplement or waiver changes the terms of a Note, the Trustee shall (in accordance with the specific direction of the Company) request the Holder of the Note to deliver it to the Trustee. The Trustee shall (in accordance with the specific direction of the Company) place an appropriate notation on the Note about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Note shall issue and the Trustee shall authenticate a new Note that reflects the changed terms. Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver.

          Section 9.07.  Trustee May Sign Amendments, etc.
                         --------------------------------

          The Trustee shall sign any amendment, supplement or waiver authorized pursuant to this Article Nine if the amendment, supplement or waiver does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If such amendment, supplement or waiver does affect the rights, duties, liabilities or immunities of the Trustee, the Trustee may, but need not, sign it. In signing or refusing to sign such amendment, supplement or waiver, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of any amendment, supplement or waiver is authorized or permitted by this Indenture, that it is not inconsistent herewith and that it will be valid and binding upon the Company in accordance with its terms.


                                  ARTICLE TEN

                                   COVENANTS

          Section 10.01. Payment of Principal, Premium and Interest.
                         ------------------------------------------

          The Company will duly and punctually pay the principal of, premium, if any, and interest on the Notes in accordance with the terms of the Notes and this Indenture.

          Section 10.02. Maintenance of Office or Agency.
                         -------------------------------

          The Company will maintain in The City of New York, an office or agency where Notes may be presented or surrendered for payment, where Notes and the Guarantees may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company or any Guarantor in respect of the Notes, the Guarantees and this Indenture may be served. The office of the Trustee shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Notes and the Guarantees may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation; provided, however, that no such
                                                --------  -------
designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan in The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

          Section 10.03. Money for Note Payments To Be Held in Trust.
                         -------------------------------------------

          If the Company shall at any time act as its own Paying Agent, the Company will, on or before each due date of the principal of, premium, if any, or interest on any of the Notes, segregate and hold in trust for the benefit of the Holders entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

          If the Company is not acting as Paying Agent, the Company will, on or before each due date of the principal of, premium, if any, or interest on any Notes, deposit with a Paying Agent a sum in same day funds sufficient to pay the principal, premium, if any, or interest so becoming due, such sum to be held in trust for the benefit of the Holders entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

          If the Company is not acting as Paying Agent, the Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 10.03, that such Paying Agent will:

          (a) hold all sums held by it for the payment of the principal of, premium, if any, or interest on Notes in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders or otherwise disposed of as herein provided;

          (b) give the Trustee notice of any Default by the Company (or any other obligor upon the Notes) in the making of any payment of principal of, premium, if any, or interest on the Notes;

          (c) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

          (d) acknowledge, accept and agree to comply in all respects with the provisions of this Indenture relating to the duties, rights and liabilities of such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Note and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company upon receipt of a Company Request therefor, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense of the Company cause to be published once, in The New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

          Section 10.04. Existence.
                         ---------

          Subject to Article Eight, each of the Company and each Guarantor will do or cause to be done all things necessary to and will cause each of its Restricted Subsidiaries to preserve and keep in full force and effect its corporate existence and the corporate existence of each of the Restricted Subsidiaries, and the rights (charter and statutory), licenses and franchises of the Company and each of the Restricted Subsidiaries; provided, however, that the Company shall not be required to preserve any such right, license or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company, the Guarantors and their respective Restricted Subsidiaries as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders; provided, further, however, that the foregoing shall not prohibit a sale, transfer or conveyance of a Subsidiary of the Company or any of its assets or Capital Stock in compliance with the terms of this Indenture.

          Section 10.05. Payment of Taxes and Other Claims.
                         ---------------------------------

          The Company and each Guarantor shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed (i) upon the Company or any of its Restricted Subsidiaries or (ii) upon the income, profits or property of the Company or any of its Restricted Subsidiaries and (b) all material lawful claims for labor, materials and supplies, which, if unpaid, might by law become a Lien upon the property of the Company or any of its Restricted Subsidiaries; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings properly instituted and diligently conducted.

          Section 10.06. Maintenance of Properties.
                         -------------------------

          The Company and each Guarantor shall, and shall cause each of their respective Restricted Subsidiaries to, cause all material properties owned by the Company or the Restricted Subsidiaries or used or held for use in the conduct of its business or the business of the Restricted Subsidiaries to be maintained and kept in good condition, repair and working order (reasonable wear and tear excepted) and supplied with all necessary equipment and will cause to be made all repairs, renewals, replacements, betterments and improvements thereof, all as shall be reasonably necessary so that the business carried on in connection therewith may be conducted at all times in the ordinary course; provided, however, that nothing in this Section 10.06 shall prevent the Company, any Guarantor or any of their respective Subsidiaries from discontinuing the operation and maintenance of any of such properties if (x) such discontinuance is, in the judgment of the Company, the Guarantor, or the Restricted Subsidiary, desirable in the conduct of its businesses or (y) if such discontinuance or disposal is not materially adverse to either the Company, the Guarantors and their respective Restricted Subsidiaries taken as a whole or the ability of the Company and the Guarantors taken as a whole to otherwise satisfy its obligations hereunder.

          Section 10.07. Insurance.
                         ---------

          The Company will at all times keep all of its and the Restricted Subsidiaries' properties which are of an insurable nature insured with insurers, believed by the Company in good faith to be financially sound and responsible, against loss or damage to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties (which may include self-insurance, if reasonable and in comparable form to that maintained by companies similarly situated) except where the failure to do so could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or prospects of the Company and the Restricted Subsidiaries, taken as a whole.

          Section 10.08. Compliance Certificate.
                         ----------------------

          (a) The Company will deliver to the Trustee within 120 days after the end of each of the Company's fiscal years a certificate to the Trustee at least annually from the chief financial officer (or if the Company does not have a chief financial officer, the Company's principal executive, financial or accounting officer) of the Company as to his or her knowledge of the compliance of the Company, the Guarantors and the Restricted Subsidiaries with all conditions and covenants under this Indenture and any related documents and whether any Default or Event of Default has occurred, such compliance to be determined without regard to any period of grace or requirement of notice provided herein.

          (b) The Company will deliver to the Trustee as soon as possible, and in any event within 10 days after the Company becomes aware of the occurrence of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company or the applicable Guarantor, as the case may be, is taking or proposes to take with respect thereto.

          Section 10.09. Reporting Requirements.
                         ----------------------

          So long as any of the Notes are outstanding, the Company will file with the Commission, to the extent then permitted by the Commission, the annual reports, quarterly reports and other documents that the Company would have been required to file with the Commission pursuant to Sections 13(a) and 15(d) of the Exchange Act if the Company was subject to such Sections, and the Company will promptly provide to the

Trustee copies of such reports and documents; provided, however, that if the Company is for any reason unable to make such filings it will make available, upon request, to any Holder of Notes or prospective purchaser of Notes the information specified in Rule 144A(d)(4) of the Securities Act.

          Section 10.10. Limitation on Guarantees by Restricted Subsidiaries.
                         ---------------------------------------------------

          The Company shall not cause or permit any of the Domestic Subsidiaries, directly or indirectly, to guarantee the payment of any Indebtedness of the Company or any Restricted Subsidiary unless such Domestic Subsidiary (A) is a Guarantor or (B) simultaneously executes and delivers a supplemental indenture to this Indenture pursuant to which it will become a Guarantor on the basis provided for in Article Thirteen of this Indenture. Notwithstanding the foregoing, any Note Guarantee by a Restricted Subsidiary shall be automatically and unconditionally released and discharged upon any sale, exchange or transfer, to any Person not an Affiliate of the Company, of all of the Capital Stock of such Restricted Subsidiary, or all or substantially all the assets of such Restricted Subsidiary, pursuant to a transaction which is in compliance with this Indenture. The Company may, at any time, cause a Restricted Subsidiary to become a Guarantor by executing and delivering a supplemental indenture providing for the guarantee of payment of the Notes by such Restricted Subsidiary on the basis provided in this Indenture.

          Section 10.11. Limitation on Indebtedness.
                         --------------------------

          (a) The Company shall not, and shall not cause or permit any of the Restricted Subsidiaries to, directly or indirectly, create, incur, assume, issue, guarantee or in any manner become liable for or with respect to, contingently or otherwise (in each case, to "incur"), the payment of any Indebtedness (including any Acquired Indebtedness); provided, however, that (i) the Company and any Guarantor may incur Indebtedness (including Acquired Indebtedness) and (ii) a Restricted Subsidiary may incur Acquired Indebtedness, in each case if immediately after giving pro forma effect thereto, the Consolidated Fixed Charge Coverage Ratio of the Company and its Restricted Subsidiaries is at least equal to 2.0:1.0.

          (b) Notwithstanding the foregoing, the Company and, to the extent specifically set forth below, the Restricted Subsidiaries may incur each and all of the following (collectively, "Permitted Indebtedness"):

            (i) Indebtedness of the Company or any Guarantor under the New Credit Agreement in an aggregate principal amount at any time outstanding not to exceed the greater of (x) $50 million and (y) the sum of 85% of the consolidated book value of the net accounts receivable and 65% of the consolidated book value of the inventory of the Company and its Restricted Subsidiaries, in each case determined in accordance with GAAP;

           (ii) Indebtedness under this Indenture, the Notes and the Note Guarantees;

          (iii) Indebtedness of the Company or any Restricted Subsidiary not otherwise referred to in this paragraph that is outstanding on the Issue Date, except Indebtedness repaid with the proceeds of the issuance of the Notes as described under "Use of Proceeds" in the Offering Memorandum (which is permitted hereunder);

           (iv) Indebtedness of the Company or any Restricted Subsidiary in respect of bid, payment or performance bonds, bankers' acceptances, letters of credit of the Company or any Restricted

     Subsidiary and surety bonds provided by the Company or any Restricted Subsidiary in the ordinary course of business;

            (v) Indebtedness of any Restricted Subsidiary owed to and held by the Company or any Restricted Subsidiary, and Indebtedness of the Company owed to and held by any other Restricted Subsidiary which is unsecured and subordinated in right of payment to the payment and performance of the Company's obligations under this Indenture and the Notes;

           (vi) any guarantees of Indebtedness by a Restricted Subsidiary incurred in compliance with Section 10.10;

          (vii) Interest Rate Protection Obligations of the Company or any Restricted Subsidiary covering Indebtedness of the Company or any Restricted Subsidiary (which Indebtedness (a) bears interest at fluctuating interest rates and (b) is otherwise permitted to be incurred under this
     Section 10.11) to the extent the notional principal amount of such Interest Rate Protection Obligations does not exceed the principal amount of the Indebtedness to which such Interest Rate Protection Obligations relate;

         (viii) Indebtedness of the Company in respect of Purchase Money Indebtedness in an amount not exceeding $2.0 million incurred in any one fiscal year;

           (ix) Indebtedness of the Company or any Restricted Subsidiary under Currency Agreements relating to (a) Indebtedness of the Company or any Restricted Subsidiary and/or (b) obligations to purchase or sell assets or properties, in each case, incurred in the ordinary course of business of the Company or any Restricted Subsidiary; provided, however, that such Currency Agreements do not increase the Indebtedness or other obligations of the Company and its Restricted Subsidiaries outstanding other than as a result of fluctuations in foreign currency exchange rates or by reason of fees, indemnities and compensation payable thereunder;

            (x) (a) Indebtedness of the Company or any Guarantor to the extent the proceeds thereof are used to Refinance Indebtedness of the Company or any Guarantor or any Restricted Subsidiary and (b) Indebtedness of any Restricted Subsidiary that is not a Guarantor to the extent the proceeds thereof are used to Refinance Indebtedness of any Restricted Subsidiary that is not a Guarantor, in each case other than the Indebtedness to be Refinanced as described under "Use of Proceeds" in the Offering Memorandum and Indebtedness incurred under clause (i) or (v) above; provided, however, that, in the case of either clause (a) or (b), (1) the principal amount of Indebtedness incurred pursuant to this clause (x) (or, if such Indebtedness provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof, the original issue price of such Indebtedness) shall not exceed the sum of (A) the principal amount of Indebtedness so Refinanced (or, if such Indebtedness provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof, the original issue price of such Indebtedness, plus any accreted value attributable thereto since the original issuance of such Indebtedness, plus any accreted value attributable thereto since the issuance date of such Indebtedness), plus (B) the amount of any premium required to be paid in connection with such Refinancing pursuant to the terms of such Indebtedness or the amount of any premium reasonably determined by the Company or a Restricted Subsidiary, as applicable, as necessary to accomplish such Refinancing by means of a tender offer or privately negotiated purchase, plus (C) the amount of expenses in connection with such Refinancing; and (2) except in the case of Refinancing or replacement of Senior In-debtedness or Guarantor Senior Indebtedness or of any Indebtedness of any Restricted Subsidiary that is not a Guarantor, Indebtedness incurred pursuant to this clause (x) shall not reduce the Average Life to Stated Maturity of Indebtedness so Refinanced;

           (xi) Indebtedness arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, or from guarantees of letters of credit, surety bonds or payment or performance bonds securing any obligations of the Company pursuant to such agreements, incurred or assumed in connection with the disposition of any business, assets or Subsidiary of the Company, other than guarantees or similar credit support by the Company of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or Subsidiary for the purpose of financing such acquisition; and

          (xii) in addition to the items referred to in clauses (i) through (xi) above, additional Indebtedness of the Company or any Restricted Subsidiary not to exceed an aggregate principal amount at any time outstanding of $25.0 million.

          Section 10.12. Limitation on Restricted Payments.
                         ---------------------------------

          (a) The Company shall not, and shall not cause or permit any of the Restricted Subsidiaries, directly or indirectly, to:

            (i) declare or pay any dividend or make any other distribution or payment on or in respect of Capital Stock of the Company or any Restricted Subsidiary or any payment made to the direct or indirect Holders (in their capacities as such) of Capital Stock of the Company or any Restricted Subsidiary (other than dividends or distributions made to the Company or a Restricted Subsidiary and dividends and distributions payable solely in Capital Stock of the Company (other than Redeemable Capital Stock) or in rights to purchase Capital Stock of the Company (other than Redeemable Capital Stock)); or

           (ii) purchase, redeem, defease or otherwise acquire or retire for value any Capital Stock of the Company or any Restricted Subsidiary (other than any such Capital Stock owned by the Company or a Restricted Subsidiary); or

          (iii) make any principal payment on, or purchase, defease, repurchase, redeem or otherwise acquire or retire for value, prior to any scheduled maturity, scheduled repayment, scheduled sinking fund payment or other Stated Maturity, any Subordinated Indebtedness (other than any Subordinated Indebtedness owed to and held by a Restricted Subsidiary); or

           (iv) make any Investment (other than a Permitted Investment) in any Person (such payments or Investments described in clauses (i), (ii), (iii) and (iv) are collectively referred to as "Restricted Payments"), unless, at the time of and after giving effect to the proposed Restricted Payment (the amount of any such Restricted Payment, if other than in cash, being the Fair Market Value of the asset(s) proposed to be transferred by the Company or such Restricted Subsidiary, as the case may be, pursuant to such Restricted Payment):

                (A) no Default shall have occurred and be continuing;

                (B) the Company could incur $1.00 of additional Indebtedness by virtue of the Consolidated Fixed Charge Coverage Ratio set forth in
          Section 10.11(a); and

                (C) the aggregate amount of all Restricted Payments declared or made (and not repaid or reimbursed) from and after the Issue Date would not exceed the sum of (1) 50% of cumulative Consolidated Net Income of the Company during the period (treated as one accounting period) beginning on the first day of the fiscal quarter that includes the Issue Date and ending on the last day of the fiscal quarter of the Company immediately preceding the date of such proposed Restricted Payment for which consolidated financial information of the Company is internally available (or, if such cumulative Consolidated Net Income of the Company for such period shall be a deficit, minus 100% of such deficit), plus (2) the aggregate net cash proceeds received by the Company either (x) as capital contributions in the form of common equity to the Company after the Issue Date or (y) from the issuance or sale of Capital Stock (excluding Redeemable Capital Stock and Capital Stock to the extent the proceeds from the sale thereof are used to redeem Notes but including Capital Stock issued upon the conversion of convertible Indebtedness, in exchange for outstanding Indebtedness or from the exercise of options, warrants or rights to purchase Capital Stock (other than Redeemable Capital Stock)) of the Company to any Person (other than to a Restricted Subsidiary of the Company) after the Issue Date (excluding the net cash proceeds from any issuance and sale of Capital Stock financed using funds borrowed from the Company or any Restricted Subsidiary until and to the extent such borrowing is repaid), plus (3) in the case of the disposition or repayment of any Investment constituting a Restricted Payment made after the Issue Date, an amount equal to the lesser of the return of capital with respect to such Investment and the initial amount of such Investment which was treated as a Restricted Payment, in either case, less the cost of the disposition of such Investment.

          For purposes of the preceding clause (C)(2), upon the issuance of Capital Stock either from the conversion of convertible Indebtedness or exchange for outstanding Indebtedness or upon the exercise of options, warrants or rights, the amount counted as net cash proceeds received will be the cash amount received by the Company at the original issuance of the Indebtedness that is so converted or exchanged or from the issuance of options, warrants or rights, as the case may be, plus the incremental amount of cash received by the Company, if any, upon the conversion, exchange or exercise thereof.

          (b) None of the provisions of Section 10.12(a) will prohibit:

            (i) the payment of any dividend within 60 days after the date of its declaration, if at the date of declaration such payment would be permitted by the provisions of this Indenture;

           (ii) so long as no Default shall have occurred and be continuing or would occur upon the consummation thereof, the redemption, repurchase or other acquisition or retirement of any shares of any class of Capital Stock of the Company in exchange for, or out of the net cash proceeds of, a substantially concurrent issue and sale of other shares of Capital Stock (other than Redeemable Capital Stock) of the Company to any Person (other than to a Restricted Subsidiary); provided, however, that any such net proceeds and the value of any Capital Stock issued in exchange for such retired Capital Stock are excluded from clause (C)(2) of the preceding paragraph;

          (iii) so long as no Default shall have occurred and be continuing or would occur upon the consummation thereof, any redemption, repurchase or other acquisition or retirement of Subordi-nated Indebtedness made by exchange for, or out of the net cash proceeds of, a substantially concurrent issue and sale of (A) Capital Stock (other than Redeemable Capital Stock) of the Company to any Person (other than to a Restricted Subsidiary); provided, however, that any such net cash proceeds and the value of any Capital Stock issued in exchange for Subordinated Indebtedness are excluded from clause (C)(2) of the preceding paragraph; or (B) Indebtedness of the Company or any Restricted Subsidiary so long as such Indebtedness (1) is subordinated to Senior Indebtedness and the Notes or Guarantor Senior Indebtedness and the Note Guarantees of such Guarantor, as the case may be, at least to the same extent as the Subordinated Indebtedness so purchased, exchanged, redeemed, repurchased, acquired or retired, and (2) has no Stated Maturity earlier than the Stated Maturity for the final scheduled principal payment of the Notes;

           (iv) Investments constituting Restricted Payments made as a result of the receipt of non-cash consideration from any Asset Sale made pursuant to and in compliance with Section 10.14;

            (v) the application of the net proceeds of the Offering on the Issue Date, as described under "Use of Proceeds" in the Offering Memorandum;

           (vi) so long as no Default shall have occurred and be continuing or would occur upon the consummation thereof, the purchase, redemption or other acquisition, cancellation or retirement for value of Capital Stock, or options, warrants, equity appreciation rights or other rights to purchase or acquire Capital Stock, of the Company or any Restricted Subsidiary, or similar securities, held by officers or employees or former officers or employees of the Company or any Restricted Subsidiary (or their estates or beneficiaries under their estates), upon death, disability, retirement or termination of employment (collectively "Repurchase Payments"), in an amount not to exceed $2.0 million in any single fiscal year, provided that to the extent such $2.0 million amount is not utilized in any single fiscal year (beginning in the fiscal year containing the Issue Date) such amount may be utilized in any future fiscal year;

          (vii) so long as no Default shall have occurred and be continuing or would occur upon the consummation thereof, in addition to Repurchase Payments permitted under clause (vi), Repurchase Payments in an amount not to exceed 50% of the sum of (A) Consolidated Net Income plus (B) Consolidated Non-cash Charges minus (C) capital expenditures made by the Company minus (D) other Repurchase Payments previously made pursuant to this clause (vii), in each case determined with respect to the Company and its Restricted Subsidiaries on a consolidated basis in accordance with GAAP for the four full fiscal quarters immediately preceding the date of any such proposed Repurchase Payment for which consolidated financial information of the Company is internally available; provided, however, that prior to making any such Repurchase Payment under this clause (vii) the Company shall have first made an offer to purchase (which offer will be required to be kept open for a period of at least 20 business days after commencement thereof) to all Holders of outstanding Notes up to a maximum principal amount (expressed as a multiple of $1,000) of Notes equal to such proposed Repurchase Payment (which, if consummated, shall be effected pro rata based upon the aggregate principal amount of such Notes tendered by each Holder), at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the date of such purchase; and to the extent the amount of such proposed Repurchase Payment exceeds the aggregate amount of Notes tendered by the Holders of the Notes pursuant to such offer, the Company may make such Repurchase Payment;

          (viii) loans or advances to officers, directors and employees of the Company or any Restricted Subsidiary in an aggregate amount not in excess of $2.5 million at any one time outstanding;

          (ix) so long as no Default shall have occurred and be continuing or would occur upon the consummation thereof, dividends or distributions to Permitted Holders who are also officers or directors of the Company, in an aggregate amount not to exceed $2.0 million in respect of any single fiscal year of the Company;

          (x) payments by the Company in satisfaction of its obligations under the Stockholder Agreements from the proceeds of life insurance policies received by the Company or any Restricted Subsidiary; or

          (xi) so long as the Company remains a Subchapter S corporation under the Internal Revenue Code, the payment of dividends or the making of loans or advances to the Holders of the Company's Capital Stock in an amount equal to the Tax Amount (the "Permitted Tax Payments").

          In computing the amount of Restricted Payments previously made for purposes of clause (C) of the preceding paragraph, amounts described under the immediately preceding clauses (i), (vi) and (vii) shall be included.

          Section 10.13.   Limitation on Transactions with Affiliates.
                           ------------------------------------------

          The Company shall not, and shall not cause or permit any of the Restricted Subsidiaries, directly or indirectly, to, conduct any business or enter into or suffer to exist any transaction or series of related transactions with, or for the benefit of, any of their respective Affiliates (other than a Restricted Subsidiary so long as no Affiliate of the Company or any beneficial holder of 5% or more of any class or series of Capital Stock of the Company shall beneficially own any Capital Stock in such Restricted Subsidiary) or any beneficial holder of 10% or more of any class of Capital Stock of the Company or any officer or director of the Company or any Restricted Subsidiary (each, an "Affiliate Transaction"), unless (i) such Affiliate Transaction is on terms that are no less favorable to the Company or the Restricted Subsidiary, as the case may be, than those which could have been obtained in a comparable transaction at such time from Persons who do not have such a relationship, (ii) with respect to any Affiliate Transaction or series of Affiliate Transactions involving aggregate payments or value equal to or greater than $2.0 million, the Company shall have delivered an officers' certificate to the Trustee certifying that such Affiliate Transaction or series of Affiliate Transactions has been approved by a majority of the Board of Directors of the Company, including a majority of the disinterested directors, if any, of the Board of Directors of the Company, and (iii) with respect to any Affiliate Transaction or series of Affiliate Transactions involving aggregate payments or value equal to or greater than $5.0 million (or greater than $2.0 million in the event there are no disinterested directors), the Company shall have obtained a written opinion from an Independent Financial Advisor stating that the terms of such Affiliate Transaction or series of Affiliate Transactions are fair, from a financial point of view, to the Company or the Restricted Subsidiary involved, as the case may be.

          Notwithstanding the foregoing, the restrictions set forth in this
Section 10.13 shall not apply to (i) transactions with or among the Company and the Restricted Subsidiaries; (ii) directors' fees, indemnification and similar arrangements, consulting fees, employee salaries, bonuses or employment agreements, compensation or employee benefit arrangements and incentive arrangements with any officer, director or employee of the Company or any Restricted Subsidiary entered into in the ordinary course of business (including customary benefits thereunder) and payments under any indemnification arrangements permitted by applicable law; (iii) the issue and sale by the Company to its stockholders of Capital Stock (other than Redeemable Capital Stock); (iv) any dividends made in compliance with the provisions described in Section 10.12; (v) loans and advances to officers, directors and employees of the Company or any Restricted Subsidiary for travel, entertainment, moving and other relocation expenses, in each case made in the ordinary course of business, and other loans or advances to officers, directors and employees of the Company or any Restricted Subsidiary in an aggregate amount not in excess of $2.5 million in any fiscal year; and
(vi) the incurrence of intercompany Indebtedness permitted pursuant to clause
(v) of Section 10.11(b).

          Section 10.14.   Disposition of Proceeds of Asset Sales.
                           --------------------------------------

          The Company shall not, and shall not cause or permit any Restricted Subsidiary, directly or indirectly, to, make any Asset Sale, unless (i) the Company or such Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the assets sold or otherwise disposed of and (ii) at least 75% of such consideration consists of (A) cash or Cash Equivalents, (B) properties and capital assets to be used in the same line of business being conducted by the Company or any Restricted Subsidiary at such time or (C) Capital Stock in any Person which thereby becomes a Restricted Subsidiary whose assets consist primarily of properties and capital assets used in the same line of business being conducted by the Company or any Restricted Subsidiary at such time. The amount of any (i) Indebtedness (other than any Subordinated Indebtedness) of the Company or any Restricted Subsidiary actually assumed by the transferee in such Asset Sale and from which the Company and the Restricted Subsidiaries are fully released and (ii) notes or other similar obligations received by the Company or the Restricted Subsidiaries from such transferee that are immediately converted, sold or exchanged (or are converted, sold or exchanged within thirty days of the related Asset Sale) by the Company or the Restricted Subsidiaries into cash, in an amount equal to the net cash proceeds realized upon such conversion, sale or exchange, shall be deemed to be cash for purposes of determining the percentage of cash or Cash Equivalent consideration received by the Company or the Restricted Subsidiaries.

          The Company or such Restricted Subsidiary, as the case may be, may (i) apply the Net Cash Proceeds of any Asset Sale within 365 days of receipt thereof to permanently repay Senior Indebtedness or Indebtedness (for purposes of this clause, a repayment of any amount owing under a revolving credit facility shall be deemed a permanent repayment to the extent the amount represented by such repayment is not drawn upon by the Company for a period of six months after such repayment) of any Restricted Subsidiary that is not subordinated in right of payment to any Indebtedness of such Restricted Subsidiary, provided no such repayment shall affect the amount permitted under clause (i) of Section 10.11(b) or (ii) commit in writing within 365 days after the receipt thereof to acquire, construct or improve properties and capital assets to be used in the same line of business as being conducted by the Company or any Restricted Subsidiary at such time and so apply such Net Cash Proceeds within 365 days after the receipt thereof.

          To the extent all or part of the Net Cash Proceeds of any Asset
Sale are not applied (or, in the case of clause (ii) of the immediately preceding paragraph, committed to be so applied in writing) within 365 days of such Asset Sale as described in clause (i) or (ii) of the immediately preceding paragraph (such Net Cash Proceeds, the "Unutilized Net Cash Proceeds"), the Company shall, within 20 business days after such 365th day, make an offer to purchase (the "Asset Sale Offer") to all Holders of outstanding Notes up to a maximum principal amount (expressed as a multiple of $1,000) of Notes equal to such Unutilized Net Cash Proceeds, at a purchase price in cash equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the date of such purchase; provided, however, that the Asset Sale Offer shall not be required to be made until there are aggregate Unutilized Net Cash Proceeds equal to or in excess of $7.5 million, at which time the entire amount of such Unutilized Net Cash Proceds, and not just the amount in excess of $7.5 million, shall be applied as required pursuant to this paragraph. An Asset Sale Offer will be required to be kept open for a period of at least 20 business days after commencement thereof.

          Notice of an Asset Sale Offer shall be prepared and mailed by the Company with a copy to the Trustee not later than the 20th business day after the Company is obligated to make an Asset Sale Offer (in accordance with the immediately preceding paragraph) to each Holder at such Holder's registered address, stating:

          (i) that the Company is offering to purchase the maximum principal amount of Notes that may be purchased out of the Unutilized Net Cash Proceeds to the extent to be applied to an offer to purchase Notes (as provided in the immediately preceding paragraph), at an offer price in cash in an amount equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of the purchase (the "Asset Sale Offer Purchase Date"), which shall be a Business Day, specified in such notice, that is not earlier than 20 days or later than 60 days from the date such notice is mailed;

          (ii) the amount of accrued and unpaid interest, if any, as of the Asset Sale Offer Purchase Date;

         (iii) that any Note not tendered will continue to accrue interest in accordance with the terms thereof;

          (iv) that, unless the Company defaults in the payment of the purchase price for the Notes payable pursuant to the Asset Sale Offer, any Notes accepted for payment pursuant to the Asset Sale Offer shall cease to accrue interest after the Asset Sale Offer Purchase Date;

           (v) that Holders electing to have Notes purchased pursuant to an Asset Sale Offer will be required to surrender their Notes to the Paying Agent at the address specified in the notice prior to 5:00 p.m., New York City time, on the third Business Day prior to the Asset Sale Purchase Date with the "Option of Holder to Elect Purchase" on the reverse thereof completed and must complete any form letter of transmittal proposed by the Company (which letter must be completed correctly by such Holder) and which is acceptable to the Trustee and the Paying Agent;

          (vi) that Holders of Notes will be entitled to withdraw their election if the Paying Agent receives, not later than 5:00 p.m., New York City time, on the third Business Day prior to the Asset Sale Offer Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Notes the Holder delivered for purchase, the Note certificate number (if any) and a statement that such Holder is withdrawing its election to have such Notes purchased;

         (vii) that Holders whose Notes are purchased only in part will be issued Notes equal in principal amount to the unpurchased portion of the Notes surrendered;

        (viii) the instructions that Holders must follow in order to tender their Notes; and

          (ix) information concerning the business of the Company, the most recent annual and quarterly reports of the Company filed with the SEC pursuant to the Exchange Act (or, if the Company is not then required to file any such reports with the SEC, the comparable reports prepared pur-suant to Section 10.09), a description of material developments in the Company's business, information with respect to pro forma historical financial information after giving effect to such Asset Sale and such other information concerning the circumstances and relevant facts regarding such Asset Sale and Asset Sale Offer as would be material to a Holder of Notes in connection with the decision of such Holder as to whether or not it should tender Notes pursuant to the Asset Sale Offer.

          With respect to any Asset Sale Offer effected pursuant to this Section 10.14, to the extent the aggregate principal amount of Notes tendered pursuant to such Asset Sale Offer exceeds the Unutilized Net Cash Proceeds to be applied to the repurchase thereof, such Notes shall be purchased pro rata based on the aggregate principal amount of such Notes tendered by each Holder. To the extent the Unutilized Net Cash Proceeds exceed the aggregate amount of Notes tendered by the Holders pursuant to such Asset Sale Offer, the Company may retain and utilize any portion of the Unutilized Net Cash Proceeds not applied to repurchase the Notes for any purpose consistent with the other terms of this Indenture.

          The Company shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act, and any other applicable securities laws or regulations and any applicable requirements of any securities exchange on which the Notes are listed, and any violation of the provisions of this Indenture relating to such Asset Sale Offer occurring as a result of such compliance shall not be deemed a Default.

          Section 10.15.   Change of Control.
                           -----------------

          Following the occurrence of a Change of Control (the date of such occurrence being the "Change of Control Date"), the Company shall be obligated, not more than 40 or less than 20 business days after the Change of Control Date, to make an offer to purchase (a "Change of Control Offer") all of the then Outstanding Notes at a purchase price (the "Change of Control Purchase Price") in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the purchase date. The Company will be required to purchase all Notes properly tendered into the Change of Control Offer and not withdrawn.

          In order to effect such Change of Control Offer, the Company shall, not later than the 40th business day after the Change of Control Date, be obligated to mail to each Holder of Notes notice of the Change of Control Offer, which notice will govern the terms of the Change of Control Offer. The Change of Control Offer will be required to be kept open for a period of at least 20 business days. The notice of the Change of Control Offer shall state:

          (a) that the Change of Control has occurred and that such Holder has the right to require the Company to purchase all or a portion (equal to $1,000 or an integral multiple thereof) of such Holder's Notes at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase, which shall be a Business Day, specified in such notice, that is not more than 40 or less than 20 business days after the Change of Control Date (the "Change of Control Purchase Date");

          (b) the amount of accrued and unpaid interest, if any, as of the Change Control Purchase Date;

          (c) that any Note not tendered for payment will continue to accrue interest in accordance with the terms thereof;

          (d) that, unless the Company defaults in the payment of the purchase price for the Notes payable pursuant to the Change of Control Offer, any Notes accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Purchase Date;

          (e) that Holders electing to have Notes purchased pursuant to a Change of Control Offer will be required to surrender their Notes to the Paying Agent at the address specified in the notice prior to 5:00 p.m., New York City time, on the third Business Day prior to the Change of Control Purchase Date with the "Option of Holder to Elect Purchase" on the reverse thereof completed and must complete any form letter of transmittal proposed by the Company and be completed correctly by such Holder and be acceptable to the Trustee and the Paying Agent;

          (f) that Holders of Notes will be entitled to withdraw their election if the Paying Agent receives, not later than 5:00 p.m., New York City time, on the third Business Day prior to the Change of Control Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Notes the Holder delivered for purchase, the Note certificate number (if any) and a statement that such Holder is withdrawing its election to have such Notes purchased;

          (g) that Holders whose Notes are purchased only in part will be issued Notes equal in principal amount to the unpurchased portion of the Notes surrendered; and

          (h) the instructions that Holders must follow in order to tender their Notes.

          On the Change of Control Purchase Date, the Company will (i) accept for payment all Notes or portions thereof tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent an amount in cash equal to the aggregate purchase price of all Notes or portions thereof accepted for payment, plus any accrued and unpaid interest on such Notes as of the Change of Control Purchase Date, and (iii) deliver or cause to be delivered to the Trustee all Notes tendered pursuant to the Change of Control Offer. The Paying Agent shall as promptly as practicable after the Change of Control Purchase Date mail to each Holder of Notes or portions thereof accepted for payment an amount in cash equal to the purchase price for such Notes, plus any accrued and unpaid interest thereon, and the Trustee shall promptly authenticate and mail to such Holders of Notes accepted for payment in part a new Note equal in principal amount to any unpurchased portion of the Note surrendered. Any Notes not so accepted in whole or in part shall be promptly returned to the Holder thereof.

          On and after a Change of Control Purchase Date, interest will cease to accrue on the Notes or portions thereof accepted for payment unless the Company defaults in the payment of the purchase price therefor. The Company will publicly announce the results of the Change of Control Offer as soon as practicable after the Change of Control Purchase Date.

          The Company shall comply, to the extent applicable, with the requirements of Section 14(e) of the Exchange Act, and any other applicable securities laws or regulations and any applicable requirements of any securities exchange on which the Notes are listed, in connection with the repurchase of Notes pursuant to a Change of Control Offer, and any violation of the provisions of this Indenture relating to such Change of Control Offer occurring as a result of such compliance shall not be deemed a Default.

          Section 10.16.   Limitation on Liens.
                           -------------------

          The Company shall not, and shall not cause or permit any Restricted Subsidiary to, create, incur, assume or suffer to exist any Lien of any kind, upon any of its property or assets, whether now owned or acquired after the Issue Date, or any proceeds therefrom, which secure either (i) Subordinated Indebtedness unless the Notes, in the case of the Company, and the Note Guarantees, if any, are secured by a Lien on such property, assets or proceeds senior in priority to the Liens securing such Subordinated Indebtedness or (ii) Pari Passu Indebtedness unless the Notes, in the case of the Company, and the Note Guarantees, are equally and ratably secured with the Liens securing such Pari Passu Indebtedness.

          Section 10.17.   Limitation on Dividends and Other Payment
                           -----------------------------------------
Restrictions Affecting Restricted Subsidiaries.
----------------------------------------------

          The Company shall not, and shall not cause or permit any Restricted Subsidiary, directly or indirectly, to create or otherwise cause or suffer to exist, or enter into any agreement with any Person that would cause to become effective, any consensual encumbrance or restriction of any kind, on the ability of any Restricted Subsidiary to (a) pay dividends, in cash or otherwise, or make any other distribution on or in respect of its Capital Stock or any other interest or participation in, or measured by, its profits, to the Company or any other Restricted Subsidiary, (b) pay any Indebtedness owed to the Company or any other Restricted Subsidiary, (c) make loans or advances to, or guarantee any Indebtedness or other obligations of, the Company or any other Restricted Subsidiary or (d) transfer any of its property or assets to the Company or any other Restricted Subsidiary, except (i) any encumbrance or restriction existing under the security documentation for the New Credit Agreement as in effect on the Issue Date relating to assets subject to a Lien created thereby, and with respect to a Restricted Subsidiary that is not a Restricted Subsidiary on the Issue Date, existing at the time such Person becomes a Restricted Subsidiary (but not created in contemplation thereof); provided, however, that such encumbrances and restrictions are not applicable to the Company or any Restricted Subsidiary, or the properties or assets of the Company or any Restricted Subsidiary; (ii) customary non-assignment provisions in leases entered into in the ordinary course of business and consistent with past practices; (iii) Purchase Money Indebtedness for property acquired in the ordinary course of business that only imposes encumbrances and restrictions on the property so acquired; (iv) any agreement for the sale or disposition of the Capital Stock or assets of any Restricted Subsidiary; provided, however, that such encumbrances and restrictions described in this clause (iv) are only applicable to such Restricted Subsidiary or assets, as applicable, and any such sale or disposition is made in compliance with Section 10.14 to the extent applicable thereto; and (v) any encumbrance or restriction existing under any agreement that refinances or replaces the agreements containing the encumbrance or restrictions in the foregoing clauses (i) through (iv); provided, however, that the terms and conditions of any such restrictions permitted under this clause (v) are not materially less favorable to the Holders of the Notes than those under or pursuant to the agreement evidencing the Indebtedness refinanced.

          Section 10.18.   Restrictions on Preferred Stock of Restricted
                           ---------------------------------------------
Subsidiaries.
------------

          The Company shall not sell, and shall not cause or permit any of the Restricted Subsidiaries to issue, any Preferred Stock of any Restricted Subsidiary (other than to the Company or to a Wholly-Owned Restricted Subsidiary) or permit any Person (other than the Company or a Wholly-Owned Restricted Subsidiary) to own any Preferred Stock of any Restricted Subsidiary.

          Section 10.19.   Limitation on Designations of Unrestricted
                           ------------------------------------------
Subsidiaries.
------------

          The Company may designate after the Issue Date any Subsidiary (other than a Guarantor) as an "Unrestricted Subsidiary" under this Indenture (a "Designation") only if:

           (i) no Default shall have occurred and be continuing at the time of or after giving effect to such Designation;

          (ii) the Company would be permitted to make an Investment at the time of Designation (assuming the effectiveness of such Designation) in an amount (the "Designation Amount") equal to the Fair Market Value of the Company's interest in such Subsidiary on such date; and

         (iii) the Company would be permitted under this Indenture to incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 10.11 at the time of such Designation (assuming the effectiveness of such Designation).

          In the event of any such Designation, the Company shall be deemed to have made an Investment constituting a Restricted Payment pursuant to Section
10.12 for all purposes of this Indenture in the Designation Amount.

          The Company may revoke any Designation of a Subsidiary as an Unrestricted Subsidiary (a "Revocation") if:

          (i) no Default shall have occurred and be continuing at the time of and after giving effect to such Revocation; and

         (ii) all Liens and Indebtedness of such Unrestricted Subsidiary outstanding immediately following such Revocation would, if incurred at such time, have been permitted to be incurred for all purposes of this Indenture.

          All Designations and Revocations must be evidenced by Board Resolutions of the Company delivered to the Trustee certifying compliance with the foregoing provisions.

          Section 10.20.   Limitation on Other Senior Subordinated Indebtedness.
                           ----------------------------------------------------

          Neither the Company nor any Guarantor shall create, incur, assume, guarantee or in any other manner become liable with respect to any Indebtedness (other than the Notes and the Note Guarantees) subordinate in right of payment to any Indebtedness of the Company or of such Guarantor, as the case may be, unless such Indebtedness is either (i) pari passu in right of payment with the Notes or such Note Guarantee, as the case may be, or (ii) subordinate in right of payment to the Notes or such Note Guarantee, as the case may be, in the same manner and at least to the same extent as the Notes are subordinated to Senior Indebtedness or as such Note Guarantee is subordinated to Guarantor Senior Indebtedness, as the case may be.

                                ARTICLE ELEVEN

                              REDEMPTION OF NOTES

          Section 11.01.   Optional and Special Redemption.
                           -------------------------------

          Optional Redemption.  The Notes will be redeemable at the option of
          -------------------
the Company, in whole or in part, at any time on or after November 1, 2002, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest thereon, if any, to the date of redemption, if redeemed during the 12-month period beginning on November 1 of the years indicated below:

                                                    Redemption
          Year                                        Price
          ----                                      ----------
          2002.....................................  105.188%
          2003.....................................  103.458%
          2004.....................................  101.729%
          2005 and thereafter......................  100.000%

          Optional Redemption upon Equity Offering.  On or prior to November 1,
          ----------------------------------------
2000, the Company may, at its option, use the net proceeds of an Equity Offering to redeem up to 35% of the originally issued aggregate principal amount of the Notes, at a redemption price in cash equal to 110 1/4% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the date of redemption; provided, however, that not less than $65.0 million in aggregate principal amount of Notes is outstanding following such redemption. Notice of any such redemption must be given not later than 60 days after the consummation of the Equity Offering.

          As used in the preceding paragraph, an "Equity Offering" means any public or private sale of equity securities (other than Redeemable Capital Stock) of the Company; provided, however, that the proceeds (net of any underwriting discounts or commissions) to the Company from any such private sale of equity securities shall be at least $20.0 million.

          Section 11.02.   Applicability of Article.
                           ------------------------

          Redemption of Notes at the election of the Company as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

          Section 11.03.   Election To Redeem; Notice to Trustee.
                           -------------------------------------

          The election of the Company to redeem any Notes pursuant to Section 11.01(a) shall be evidenced by a Board Resolution of the Company and an Officers' Certificate. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice period shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of Notes to be redeemed.

          Section 11.04.   Selection of Notes To Be Redeemed.
                           ---------------------------------

          In the event that less than all of the Notes are to be redeemed at any time, selection of Notes for redemption shall be made by the Trustee in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed or, if the Notes are not listed on a national securities exchange, on a pro rata basis, by lot or by such other method as the Trustee deems fair and appropriate; provided, however, that no Notes of a principal amount of $1,000 or less shall be redeemed in part; provided, further, however, that any such redemption made with the net proceeds of an Equity Offering shall be made on a pro rata basis or on as nearly a pro rata basis as practicable (subject to the procedures of the Depositary). Notice of redemption will be mailed by first class mail at least 30 but not more than 60 days before the redemption date to each holder of Notes to be redeemed at its registered address. If any Note is to be redeemed in part only, the notice of redemption that relates to such Note will state the portion of the principal amount thereof to be redeemed. A new Note in a principal amount equal to the unredeemed portion thereof will be issued in the name of the holder thereof upon cancellation of the original Note. On and after the redemption date, interest will cease to accrue on Notes or portions thereof called for redemption so long as the Company has deposited with the paying agent for the Notes funds in satisfaction of the applicable redemption price pursuant to this Indenture.

          Section 11.05.   Notice of Redemption.
                           --------------------

          Notice of any optional or mandatory redemption shall be mailed by first-class mail, postage prepaid, mailed at least 30 but not more than 60 days before the Redemption Date, to each Holder of Notes to be redeemed at its registered address.

          All notices of redemption shall state:

          (a)  the Redemption Date;

          (b)  the Redemption Price;

          (c) if fewer than all outstanding Notes are to be redeemed, the identification of the particular Notes to be redeemed;

          (d) in the case of a Note to be redeemed in part, the principal amount of such Note to be redeemed and that after the Redemption Date upon surrender of such Note, a new Note or Notes in the aggregate principal amount equal to the unredeemed portion thereof will be issued;

          (e) that Notes called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

          (f) that on the Redemption Date the Redemption Price will become due and payable upon each such Note or portion thereof, and that (unless the Company shall default in payment of the Redemption Price) interest thereon shall cease to accrue on and after said date;

          (g) the place or places where such Notes are to be surrendered for payment of the Redemption Price;

          (h)  the CUSIP number, if any, relating to such Notes; and

          (i) the paragraph of the Notes pursuant to which the Notes are being redeemed.

          Notice of redemption of Notes to be redeemed shall be given by the Company or, at the Company's written request, by the Trustee in the name and at the expense of the Company.

          The notice if mailed in the manner herein provided shall be conclusively presumed to have been given, whether or not the Holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the Holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Note.

          Section 11.06.   Deposit of Redemption Price.
                           ---------------------------

          On or prior to 10:00 a.m., New York City time, on each Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money in same day funds sufficient to pay the Redemption Price of, and accrued interest on, all the Notes or portions thereof which are to be redeemed on that date.

          Section 11.07.   Notes Payable on Redemption Date.
                           --------------------------------

          Notice of redemption having been given as aforesaid, the Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Notes shall cease to bear interest. Upon surrender of any such Note for redemption in accordance with said notice, such Note shall be paid by the Company at the Redemption Price; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Notes, or one or more predecessor Notes, registered as such on the relevant Regular Record Dates according to the terms and the provisions of
Section 3.06.

          On and after any Redemption Date, if money sufficient to pay the Redemption Price of and accrued interest on Notes called for redemption shall have been made available in accordance with Section 11.06, the Notes called for redemption will cease to accrue interest and the only right of the Holders of such Notes will be to receive payment of the Redemption Price of and subject to the provision in the preceding paragraph, accrued and unpaid interest on such Notes to the Redemption Date. If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid, bear interest from the Redemption Date at the rate then borne by such Note.

          Section 11.08.   Notes Redeemed or Purchased in Part.
                           -----------------------------------

          Any Note which is to be redeemed or purchased only in part shall be surrendered to the Paying Agent at the office or agency maintained for such purpose pursuant to Section 10.02 (with, if the Company, the Note Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to, the Company, the Note Registrar or the Trustee duly executed by the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Note without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the portion of the principal of the Note so surrendered that is not redeemed or purchased.

                                ARTICLE TWELVE

                          SATISFACTION AND DISCHARGE

          Section 12.01.   Satisfaction and Discharge of Indenture.
                           ---------------------------------------

          This Indenture shall be discharged and cease to be of further effect (except as to surviving rights or registration of transfer or exchange of Notes herein expressly provided for) as to all outstanding Notes, and the Trustee, on written demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (a)  either

               (i) all the Notes theretofor authenticated and delivered (except lost, stolen or destroyed Notes which have been replaced or paid and Notes for whose payment money has theretofor been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust) have been delivered to the Trustee for cancellation or

               (ii) all Notes not theretofor delivered to the Trustee for cancellation have become due and payable and the Company or any Guarantor has irrevocably deposited or caused to be deposited with the Trustee funds in an amount sufficient to pay and discharge the entire Indebtedness on the Notes not theretofor delivered to the Trustee for cancellation, for principal of, premium, if any, and interest on the Notes to the date of deposit together with irrevocable instructions from the Company directing the Trustee to apply such funds to the payment thereof at maturity or redemption, as the case may be;

          (b) the Company or any Guarantor has paid all other sums payable under this Indenture by the Company and the Guarantors; and

          (c) the Company and each of the Guarantors have delivered to the Trustee an officers' certificate and an opinion of counsel each stating that all conditions precedent under this Indenture relating to the satisfaction and discharge of this Indenture have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.07 and, if money shall have been deposited with the Trustee pursuant to subclause (a)(ii) of this
Section 12.01 the obligations of the Trustee under Section 12.02, shall survive.

          Section 12.02.   Application of Trust Money.
                           --------------------------

          Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 12.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal of, premium, if any, and interest on the Notes for whose payment such money has been deposited with the Trustee.

                               ARTICLE THIRTEEN

                              GUARANTEE OF NOTES

          Section 13.01.   Guarantee.
                           ---------

          Subject to the provisions of this Article Thirteen, each Guarantor, if any, hereby jointly and severally and fully and unconditionally guarantees to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of (i) the validity and enforceability of this Indenture, the Notes or the obligations of the Company or any other Guarantors to the Holders or the Trustee hereunder or thereunder or
(ii) the absence of any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or default of a Guarantor, that: (a) the principal of, premium, if any, and interest on the Notes will be duly and punctually paid in full when due, whether at maturity, by acceleration or otherwise, and interest on the overdue principal and (to the extent permitted by law) interest, if any, on the Notes and all other obligations of the Company or the Guarantors to the Holders or the Trustee hereunder or thereunder (including fees, expenses or other) and all other Obligations on the Notes will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Notes or any of such other Obligations with respect to the Notes, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed, or failing performance of any other obligation of the Company to the Holders, for whatever reason, each Guarantor will be obligated to pay, or to perform or cause the performance of, the same immediately. An Event of Default under this Indenture or the Notes shall constitute an event of default under this Guarantee, and shall entitle the Holders to accelerate the obligations of the Guarantors hereunder in the same manner and to the same extent as the obligations of the Company.

          Each of the Guarantors, if any, hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, any release of any other Guarantor, the recovery of any judgment against the Company, any action to enforce the same, whether or not a Guarantee is affixed to any particular Note, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each of the Guarantors hereby waives the benefit of diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that its Guarantee will not be discharged except by complete performance of the obligations contained in the Notes, this Indenture and this Guarantee. If any Holder or the Trustee is required by any court or otherwise to return to the Company or to any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or such Guarantor, any amount paid by the Company or such Guarantor to the Trustee or such Holder, this Guarantee, to the extent theretofor discharged, shall be reinstated in full force and effect. Each Guarantor further agrees that, as between it, on the one hand, and the Holders of Notes and the Trustee, on the other hand, (a) subject to this Article Thirteen, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (b) in the event of any acceleration of such obligations as provided in Article Five hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Guarantee.

          This Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Notes are, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Notes, whether as a "voidable preference," "fraudulent transfer" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Notes shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

          No stockholder, officer, director, employer or incorporator, past, present or future, or any Guarantor, as such, shall have any personal liability under this Guarantee by reason of his, her or its status as such stockholder, officer, director, employer or incorporator.

          The Guarantors shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under this Guarantee.

          Notwithstanding any of the foregoing, each Guarantor's liability under this Section 13.01 shall be limited to the maximum amount that would not result in such Guarantor's Guarantee under this Section 13.01 constituting a fraudulent conveyance or fraudulent transfer under applicable law.

          Section 13.02.   Execution and Delivery of Guarantee.
                           -----------------------------------

          To further evidence the Guarantee set forth in Section 13.01, each Guarantor hereby agrees that a notation of such Guarantee, substantially in the form included in Exhibit E hereto, shall be endorsed on each Note authenticated and delivered by the Trustee after such Guarantee is executed and executed by either manual or facsimile signature of an Officer of each Guarantor. The validity and enforceability of any Guarantee shall not be affected by the fact that it is not affixed to any particular Note.

          Each of the Guarantors hereby agrees that its Guarantee set forth in
Section 13.01 shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Guarantee.

          If an Officer of a Guarantor whose signature is on this Indenture or a Note no longer holds that office at the time the Trustee authenticates such Note or at any time thereafter, such Guarantor's Guarantee of such Note shall be valid nevertheless.

          The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of any Guarantee set forth in this Indenture on behalf of the Guarantor.

          Section 13.03.   Additional Guarantors.
                           ---------------------

          Any person who was not a Guarantor at the time this Indenture was executed may become a Guarantor by executing and delivering to the Trustee (a) a supplemental indenture in form and substance satisfactory to the Trustee, which subjects such person to the provisions of this Indenture as a Guarantor, and (b) an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized and executed by such person and constitutes the legal, valid, binding and enforceable obligation of such person (subject to such customary exceptions concerning fraudulent conveyance laws, creditors' rights and equitable principles as may be acceptable to the Trustee in its discretion).

          Section 13.04.   Guarantee Obligations Subordinated to Guarantor
                           -----------------------------------------------
Senior Indebtedness.
-------------------

          Each Guarantor covenants and agrees, and each Holder of a Note, by its acceptance thereof, likewise covenants and agrees, that all payments pursuant to the Guarantee made by or on behalf of such Guarantor are hereby expressly made subordinate and subject in right of payment as provided in this Article Thirteen to the prior payment in full in cash of all amounts payable under all existing and future Guarantor Senior Indebtedness of such Guarantor including such Guarantor's guarantees of the Company's Obligations under the New Credit Agreement.

          This Section 13.04 and the following Sections 13.05 through 13.17 of this Article Thirteen shall constitute a continuing offer to all persons who, in reliance upon such provisions, become Holders of, or continue to hold Guarantor Senior Indebtedness of any Guarantor and, to the extent set forth in Section 13.06(b), Holders of Designated Senior Indebtedness; and such provisions are made for the benefit of the Holders of Guarantor Senior Indebtedness of each Guarantor and, to the extent set forth in Section 13.06(b), Holders of Designated Senior Indebtedness; and such Holders (to such extent) are made obligees hereunder and they or each of them may enforce such provisions.

          Section 13.05.   Payment Over of Proceeds upon Dissolution, etc., of a
                           -----------------------------------------------------
Guarantor.
---------

          In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to any Guarantor or to its creditors, as such, or to its assets or (b) any liquidation, dissolution or other winding-up of any Guarantor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets or liabilities of any Guarantor, then and in any such event:

          (1) the holders of all Guarantor Senior Indebtedness of such Guarantor shall be entitled to receive payment in full in cash or, as acceptable to the holders of such Guarantor Senior Indebtedness, in any other manner of all amounts due on or in respect of all such Guarantor Senior Indebtedness (including, in the case of Obligations under the New Credit Agreement, and related Currency and Interest Rate Agreement Obligations of such Guarantor, any interest accruing subsequent to the filing of a petition for bankruptcy at the rate provided for in the documentation governing such Obligations under the New Credit Agreement, and Interest Rate Agreement Obligations of such Guarantor, as the case may be, whether or not such interest is an allowed claim under applicable law), or provision shall be made for such payment, before the Holders of the Notes are entitled to receive, pursuant to this Guarantee, any payment or distribution of any kind or character by or on behalf of such Guarantor on account of the Guarantor's Obligations under the Notes; and

          (2) any payment or distribution of assets of such Guarantor of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the Holders or the Trustee would be entitled but for the subordination provisions of this Article Thirteen shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the Holders of Guarantor Senior Indebtedness of such Guarantor or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Guarantor Senior Indebted-ness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of such Guarantor Senior Indebtedness held or represented by each, to the extent necessary to make payment in full in cash of all such Guarantor Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the Holders of such Guarantor Senior Indebtedness; and

          (3) in the event that, notwithstanding the foregoing provisions of this Section 13.05, the Trustee or the Holder of any Note shall have received any payment or distribution of assets of such Guarantor of any kind or character, whether in cash, property or securities, in respect of any Obligations of such Guarantor under this Guarantee before all Guarantor Senior Indebtedness of such Guarantor is paid in full in cash or payment thereof provided for, then and in such event such payment or distribution shall be paid over or delivered forthwith to the Senior Representative for application to the payment of all such Guarantor Senior Indebtedness remaining unpaid, to the extent necessary to pay all of such Guarantor Senior Indebtedness in full in cash, after giving effect to any concurrent payment or distribution to or for the Holders of such Guarantor Senior Indebtedness. Any such payment or distribution of assets received by the Trustee, which is required to be paid over to the Senior Representative, will be held in trust by the Trustee for the benefit of the Holders of the Guarantor Senior Indebtedness.

          Section 13.06.    Suspension of Guarantee Obligations When Guarantor
                            --------------------------------------------------
Senior Indebtedness in Default.
------------------------------

          (a) Unless Section 13.05 shall be applicable, after the occurrence of a Payment Default with respect to any Guarantor Senior Indebtedness no payment or distribution of any assets of such Guarantor of any kind or character shall be made by or on behalf of such Guarantor on account of the Guarantor's Obligations pursuant to the Notes or on account of the purchase, redemption, defeasance or other acquisition of the Obligations pursuant to the Notes or on account of any other Obligations of such Guarantor under this Guarantee unless and until such Payment Default shall have been cured or waived or shall have ceased to exist or the Guarantor Senior Indebtedness as to which such Payment Default relates shall have been discharged or paid in full in cash, after which, subject to Section 13.05 (if applicable), such Guarantor shall resume making any and all required payments in respect of its Obligations under this Guarantee.

          (b) Unless Section 13.05 shall be applicable, during any Payment Blockage Period with respect to any Guarantor Senior Indebtedness, no payment or distribution of any assets of a Guarantor of any kind or character shall be made by or on behalf of a Guarantor on account of the Guarantor's Obligations on the Notes or on account of the purchase, redemption, defeasance or other acquisition of the Guarantor's Obligations on the Notes or on account of any of the other Obligations of such Guarantor under this Guarantee; provided that the foregoing prohibition shall not apply unless such Payment Blockage Period has been instituted under Section 14.03(b) by a Senior Representative acting for Holders of Designated Senior Indebtedness which also constitutes Guarantor Senior Indebtedness. Upon the termination of any Payment Blockage Period, subject to
Section 13.05 (if applicable), such Guarantor shall resume making any and all required payments in respect of its Obligations under this Guarantee.

          (c) In the event that, notwithstanding the foregoing, the Trustee or the Holder of any Note shall have received any payment from a Guarantor prohibited by the foregoing provisions of this Section 13.06, then and in such event such payment shall be paid over and delivered forthwith to the Senior Representative initiating the Payment Blockage Period, in trust for distribution to the Holders of Guarantor Senior

Indebtedness or, if no amounts are then due in respect of Guarantor Senior Indebtedness, prompt return to the Guarantor, or as a court of competent jurisdiction shall direct.

          Section 13.07.    Release of a Guarantor.
                            ----------------------

          (a) So long as no Event of Default shall have occurred and be continuing upon the sale or disposition (whether by merger, stock purchase, asset sale or otherwise) of a Guarantor (or all or substantially all of the assets of any such Guarantor or 50% or more of the Capital Stock of any such Guarantor) to an entity which is not a Subsidiary of the Company, which transaction is otherwise in compliance with this Indenture, such Guarantor shall be deemed released from all its Obligations under its Guarantee of the Notes; provided, however, that any such termination shall occur only to the extent that all Obligations of such Guarantor under all its Guarantees of, and under all of its pledges of assets or other security interests which secure, any Indebtedness of the Company shall also terminate upon such release, sale or transfer. Upon the release of any Guarantor from its Guarantee pursuant to the provisions of this Indenture, each other Guarantor not so released shall remain liable for the full amount of principal of, and interest on, the Notes as and to the extent provided in this Indenture.

          (b) The Trustee shall deliver an appropriate instrument evidencing the release of a Guarantor upon receipt of a request of the Company accompanied by an Officers' Certificate certifying as to the compliance with this Section
13.07. Any Guarantor not so released or the entity surviving such Guarantor, as applicable, will remain or be liable under its Guarantee as provided in this Article Thirteen.

          The Trustee shall execute any documents reasonably requested by the Company or a Guarantor in order to evidence the release of such Guarantor from its obligations under its Guarantee endorsed on the Notes and under this Article Thirteen.

          Except as set forth in Articles Eight and Ten and this Section 13.07, nothing contained in this Indenture or in any of the Notes shall prevent any consolidation or merger of a Guarantor with or into the Company or another Guarantor or shall prevent any sale or conveyance of the property of a Guarantor as an entirety or substantially as an entirety to the Company or another Guarantor.

          Section 13.08.    Waiver of Subrogation.
                            ---------------------

          Each Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Guarantee and this Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration, indemnification, and any right to participate in any claim or remedy of any Holder of Notes against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Notes shall not have been paid in full, such amount shall have been deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Holders of the Notes, and shall, subject to the subordination provisions of this Article Thirteen and to Article Fourteen, forthwith be paid to the Trustee for the benefit of such Holders to be credited and applied upon the Notes, whether matured or unmatured, in accordance with the terms of this Indenture. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section
13.08 is knowingly made in contemplation of such benefits.

          Section 13.09.    Guarantee Subordination Provisions Solely To Define
                            ---------------------------------------------------
Relative Rights.
---------------

          The subordination provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Notes on the one hand and the Holders of Guarantor Senior Indebtedness of each Guarantor and, to the extent set forth in Section 13.06, Holders of Designated Senior Indebtedness on the other hand. Nothing contained in this Article Thirteen (other than a release pursuant to Section 13.07) or elsewhere in this Indenture or in the Notes is intended to or shall (a) impair, as among each Guarantor, its creditors other than Holders of its Guarantor Senior Indebtedness and the Holders of the Notes, the obligation of such Guarantor, which is absolute and unconditional, to make payments to the Holders in respect of its obligations under this Guarantee as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against such Guarantor of the Holders of the Notes and creditors of such Guarantor other than the Holders of the Guarantor Senior Indebtedness of such Guarantor; or (c) prevent the Trustee or the Holder of any Note from exercising all remedies otherwise permitted by applicable law upon Default or an Event of Default under this Indenture, subject to the rights, if any, under the subordination provisions of this Article Thirteen of the Holders of Guarantor Senior Indebtedness of the Guarantors hereunder and, to the extent set forth in
Section 13.06, Holders of Designated Senior Indebtedness (1) in any case, proceeding, dissolution, liquidation or other winding-up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Guarantor referred to in Section 13.05, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to the Trustee or such Holder, or (2) under the conditions specified in Section 13.06, to prevent any payment prohibited by such Section or enforce their rights pursuant to Section 13.06(c).

          The failure by any Guarantor to make a payment in respect of its obligations under this Guarantee by reason of any provision of this Article Thirteen shall not be construed as preventing the occurrence of a Default or an Event of Default hereunder.

          Section 13.10.    Trustee To Effectuate Subordination of Guarantee
                            ------------------------------------------------
Obligations.
-----------

          Each Holder of a Note by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Thirteen and appoints the Trustee his attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of any Guarantor whether in bankruptcy, insolvency, receivership proceedings, or otherwise, the timely filing of a claim for the unpaid balance of the indebtedness of such Guarantor owing to such Holder in the form required in such proceedings and the causing of such claim to be approved. If the Trustee does not file such a claim prior to 30 days before the expiration of the time to file such a claim, the Holders of Guarantor Senior Indebtedness, or any representative, may file such a claim on behalf of Holders of the Notes.

          Section 13.11.    No Waiver of Guarantee Subordination Provisions.
                            -----------------------------------------------

          (a) No right of any present or future Holder of any Guarantor Senior Indebtedness of any Guarantor or Designated Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any Guarantor or by any act or failure to act, in good faith, by any such Holder, or by any non-compliance by the Company or any Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such Holder may have or be otherwise charged with.

          (b) Without limiting the generality of subsection (a) of this Section 13.11, the Holders of Guarantor Senior Indebtedness of any Guarantor may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Notes, without incurring responsibility to the Holders of the Notes and without impairing or releasing the subordination provided in this Article Thirteen or the obligations hereunder of the Holders of the Notes to the Holders of such Guarantor Senior Indebtedness, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Guarantor Senior Indebtedness or any Senior Indebtedness as to which such Guarantor Senior Indebtedness relates or any instrument evidencing the same or any agreement under which such Guarantor Senior Indebtedness or such Senior Indebtedness is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Guarantor Senior Indebtedness or any Senior Indebtedness as to which such Guarantor Senior Indebtedness relates; (3) release any person liable in any manner for the collection or payment of such Guarantor Senior Indebtedness or any Senior Indebtedness as to which such Guarantor Senior Indebtedness relates; and (4) exercise or refrain from exercising any rights against such Guarantor and any other person; provided that in no event shall any such actions limit the right of the Holders of the Notes to take any action to accelerate the maturity of the Notes pursuant to Article Five hereof or to pursue any rights or remedies hereunder or under applicable laws if the taking of such action does not otherwise violate the terms of this Indenture.

          Section 13.12.    Guarantors To Give Notice to Trustee.
                            ------------------------------------

          (a) The Company and each Guarantor shall give prompt written notice to the Trustee of any fact known to such Guarantor which would prohibit the making of any payment to or by the Trustee in respect of the Notes. Notwithstanding the subordination provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Notes, unless and until the Trustee shall have received written notice thereof at its Corporate Trust Office from the Company, such Guarantor or a Holder of its Guarantor Senior Indebtedness or from any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of this Section 13.12, shall be entitled in all respects to assume that no such facts exist; provided that if the Trustee shall not have received the notice provided for in this
Section 13.12 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose under this Indenture (including, without limitation, the payment of the principal of or interest on any Note), then, anything herein contained to the contrary notwithstanding but without limiting the rights and remedies of the Holders of such Guarantor Senior Indebtedness or any trustee, fiduciary or agent thereof, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date; nor shall the Trustee be charged with knowledge of the curing of any such default or the elimination of the act or condition preventing any such payment unless and until the Trustee shall have received an Officers' Certificate from such Guarantor to such effect.

          (b) Subject to the provisions of Section 6.01, the Trustee shall be entitled to rely on the delivery to it of a written notice to the Trustee, by a person representing himself to be a Holder of Guarantor Senior Indebtedness of any Guarantor (or a trustee, fiduciary or agent therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a Holder of Guarantor Senior Indebtedness of any Guarantor to participate in any payment or distribution pursuant to this Article Thirteen, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Guarantor Senior Indebtedness of each Guarantor held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article Thirteen, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

          Section 13.13.    Reliance on Judicial Order or Certificate of
                            --------------------------------------------
Liquidating Agent Regarding Dissolution, etc., of Guarantors.
------------------------------------------------------------

          Upon any payment or distribution of assets of any Guarantor referred to in this Article Thirteen, the Trustee, subject to the provisions of Section 6.01, and the Holders shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding-up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the Holders of Guarantor Senior Indebtedness of such Guarantor and other Indebtedness of such Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Thirteen; provided that the foregoing shall apply only if such court has been fully apprised of the provisions of this Article Thirteen.

          Section 13.14.    Rights of Trustee as a Holder of Guarantor Senior
                            -------------------------------------------------
Indebtedness; Preservation of Trustee's Rights.
----------------------------------------------

          The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Thirteen with respect to any Guarantor Senior Indebtedness of any Guarantor which may at any time be held by the Trustee, to the same extent as any other Holder of such Guarantor Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such Holder. Nothing in this Article Thirteen shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.07.

          Section 13.15.    Article Thirteen Applicable to Paying Agents.
                            --------------------------------------------

          In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article Thirteen shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article Thirteen in addition to or in place of the Trustee; provided that Section 13.14 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

          Section 13.16.    No Suspension of Remedies Subject to Rights of
                            ----------------------------------------------
Holders of Guarantor Senior Indebtedness.
----------------------------------------

          Nothing contained in this Article Thirteen shall limit the right of the Trustee or the Holders of Notes to take any action to accelerate the maturity of the Notes pursuant to Article Five or to pursue any rights or remedies hereunder or under applicable law, subject to the rights, if any, under this Article Thirteen of the Holders, from time to time, of Guarantor Senior Indebtedness of the Guarantors.

          Section 13.17.    Trustee's Relation to Guarantor Senior Indebtedness.
                            ---------------------------------------------------

          With respect to the Holders of Guarantor Senior Indebtedness of any Guarantor, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Thirteen (and in Article Fourteen with respect to Senior Indebtedness), and no implied covenants or obligations with respect to the Holders of Guarantor Senior Indebtedness of any Guarantor shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the Holders of Guarantor Senior Indebtedness of any Guarantor and the Trustee shall not be liable to any Holder of Guarantor Senior Indebtedness of any Guarantor if it shall mistakenly pay over or deliver to Holders, the Company or any other person moneys or assets to which any Holder of Guarantor Senior Indebtedness of any Guarantor shall be entitled by virtue of this Article Thirteen or otherwise.

          Section 13.18.    Subrogation.
                            -----------

          Upon the payment in full in cash of all amounts payable under or in respect of Guarantor Senior Indebtedness of the Guarantors and of all Senior Indebtedness of the Company, the Holders shall be subrogated to the rights of the Holders of such Guarantor Senior Indebtedness of the Guarantors to receive payments or distributions of assets of any Guarantor made on such Guarantor Senior Indebtedness of the Guarantors until all amounts due under the Guarantee shall be paid in full; and for the purposes of such subrogation, no payments or distributions to Holders of such Guarantor Senior Indebtedness of the Guarantors of any cash, property or securities to which Holders of the Notes would be entitled except for the provisions of this Article Thirteen, and no payment pursuant to the provisions of this Article Thirteen to Holders of such Guarantor Senior Indebtedness of the Guarantors by the Holders, shall, as between each Guarantor, its creditors other than Holders of such Guarantor Senior Indebtedness of the Guarantors and the Holders, be deemed to be a payment by such Guarantor to or on account of such Guarantor Senior Indebtedness of the Guarantors, its being understood that the provisions of this Article Thirteen are solely for the purpose of defining the relative rights of the Holders of such Guarantor Senior Indebtedness of the Guarantors, on the one hand, and the Holders, on the other hand.

          If any payment or distribution to which the Holders would otherwise have been entitled but for the provisions of this Article Thirteen shall have been applied, pursuant to the provisions of this Article Thirteen, to the payment of all amounts payable under the Guarantor Senior Indebtedness of the Guarantors, then and in such case, the Holders shall be entitled to receive from the Holders of such Guarantor Senior Indebtedness of the Guarantors at the time outstanding any payments or distributions received by such Holders of Guarantor Senior Indebtedness of the Guarantors in excess of the amount sufficient to pay all amounts payable under or in respect of such Guarantor Senior Indebtedness of the Guarantors in full.


                               ARTICLE FOURTEEN

                            SUBORDINATION OF NOTES

          Section 14.01.    Notes Subordinate to Senior Indebtedness.
                            ----------------------------------------

          The Company covenants and agrees, and each Holder of a Note, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article Fourteen, the Indebtedness represented by the Notes are hereby expressly made subordinate and subject in right of payment as provided in this Article to the prior payment in full in cash or Cash Equivalents of all Senior Indebtedness (including the indebtedness under the New Credit Agreement).

          This Article Fourteen shall constitute a continuing offer to all persons who, in reliance upon such provisions, become Holders of, or continue to hold Senior Indebtedness; and such provisions are made for the benefit of the Holders of Senior Indebtedness; and such holders are made obligees hereunder and they or each of them individually or through their representative may enforce such provisions.

          Section 14.02.   Payment Over of Proceeds upon Dissolution, etc.
                           ----------------------------------------------

          In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relating to the Company, or (b) any liquidation, dissolution or other winding-up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, then and in any such event:

          (1) the holders of all Senior Indebtedness shall be entitled to receive payment in full in cash or Cash Equivalents of all Obligations due in respect of such Senior Indebtedness before the Holders are entitled to receive any payment or distribution of any kind or character on account of the Notes; and

          (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the Holders or the Trustee would be entitled but for the provisions of this Article shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the Holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full in cash or Cash Equivalents of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the Holders of such Senior Indebtedness; and

          (3) in the event that, notwithstanding the foregoing provisions of this Section 14.02, the Trustee or the Holder of any Note shall have received any payment or distribution of properties or assets of the Company of any kind or character, whether in cash, property or securities, by set off or otherwise in respect of the Notes before all Senior Indebtedness is paid or provided for in full in cash, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full in cash or Cash Equivalents, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

          The consolidation of the Company with, or the merger of the Company with or into, another person or the liquidation or dissolution of the Company following the conveyance, transfer or lease of its properties and assets substantially as an entirety to another person upon the terms and conditions set forth in Article Eight hereof shall not be deemed a dissolution, winding-up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this
Article if
the person formed by such consolidation or the surviving entity of such merger or the person which acquires by conveyance, transfer or lease such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions set forth in such Article Eight.

          Section 14.03.   Suspension of Payment When Designated Senior
                           --------------------------------------------
Indebtedness is in Default.
--------------------------

          (a) Unless Section 14.02 shall be applicable, during the continuance of any default in the payment of any Designated Senior Indebtedness pursuant to which the maturity thereof may immediately be accelerated beyond any applicable grace period and after receipt by the Trustee from representatives of holders of such Designated Senior Indebtedness of written notice of such default, no payment or distribution of any assets of the Company of any kind or character (excluding any payment or distribution of certain permitted equity or subordinated securities) shall be made on account of the principal of, premium, if any, or interest on, or the purchase, redemption or other acquisition of, the Notes unless and until such default has been cured or waived or has ceased to exist or such Designated Senior Indebtedness shall have been discharged or paid in full.

          (b) Unless Section 14.02 shall be applicable, upon (1) the occurrence of a Non-payment Default and (2) receipt by the Trustee from the representatives of any Holders of Designated Senior Indebtedness of written notice of such occurrence (a "Payment Blockage Notice") stating that a Non-Payment Default has occurred and is continuing pursuant to Section 14.03(b) of this Indenture, no payment or distribution of any assets of the Company of any kind or character (excluding any payment or distribution of certain permitted equity or subordinated securities) shall be made by or on behalf of the Company on account of the principal of, premium, if any, or interest on, or the purchase, redemption or other acquisition of, the Notes for a period ("Payment Blockage Period") commencing on the date of receipt by the Trustee of such notice and will end on the earlier to occur of the following events (subject to any blockage of payments that may then be in effect under Section 14.02 or subsection (a) of this Section 14.03), (i) 179 days shall have elapsed since the receipt of such notice of a Non-payment Default (provided that such Designated Senior Indebtedness shall not theretofor have been accelerated), (ii) such default is cured or waived or ceases to exist or such Designated Senior Indebtedness is discharged or (iii) such Payment Blockage Period shall have been terminated by written notice to the Company or the Trustee from the representatives of holders of Designated Senior Indebtedness initiating such Payment Blockage Period. After the end of any Payment Blockage Period the Company shall promptly resume making any and all required payments in respect of the Notes, including any missed payments. Notwithstanding anything in the subordination provisions of this Indenture or the Notes to the contrary, (x) in no event shall a Payment Blockage Period extend beyond 179 days from the date of the receipt by the Trustee of the notice initiating such Payment Blockage Period, (y) there shall be a period of at least 186 consecutive days in each 365-day period when no Payment Blockage Period is in effect and (z) not more than one Payment Blockage Period with respect to the Notes may be commenced within any period of 365 consecutive days. A Non-payment Default with respect to Designated Senior Indebtedness that existed or was continuing on the date of the commencement of any Payment Blockage Period with respect to the Designated Senior Indebtedness initiating such Payment Blockage Period cannot be made the basis for the commencement of a second Payment Blockage Period, whether or not within a period of 365 consecutive days, unless such default has been cured or waived for a period of not less than 90 consecutive days and subsequently recurs.

          (c) In the event that, notwithstanding the foregoing, the Trustee or the Holder of any Note shall have received any payment or distribution prohibited by the foregoing provisions of this Section 14.03, then and in such event such payment or distribution shall be paid over and delivered forthwith to representa-tives of the Holders or as a court of competent jurisdiction shall direct for application to the payment of any due and unpaid Senior Indebtedness, to the extent necessary to pay all such due and unpaid Senior Indebtedness in cash, after giving effect to any concurrent payment to or for the Holders of Senior Indebtedness.

          Section 14.04.   Trustee's Relation to Senior Indebtedness.
                           -----------------------------------------

          With respect to the Holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Fourteen (and in Article Thirteen with respect to any Guarantor Senior Indebtedness of the respective Guarantors), and no implied covenants or obligations with respect to the Holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the Holders of Senior Indebtedness and the Trustee shall not be liable to any Holder of Senior Indebtedness if it shall mistakenly pay over or deliver to Holders, the Company, the Guarantors or any other person moneys or assets to which any Holder of Senior Indebtedness shall be entitled by virtue of this Article Fourteen or otherwise.

          Section 14.05.   Subrogation to Rights of Holders of Senior
                           ------------------------------------------
Indebtedness.
------------

          Upon the payment in full in cash of all Senior Indebtedness, the Holders shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of and interest on the Notes shall be paid in full in cash or cash equivalents. For purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Holders or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders or the Trustee shall, as among the Company, its creditors other than holders of Senior Indebtedness, and the Holders, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

          If any payment or distribution to which the Holders would otherwise have been entitled but for the provisions of this Article Fourteen shall have been applied, pursuant to the provisions of this Article Fourteen, to the payment of all amounts payable under the Senior Indebtedness of the Company, then and in such case the Holders shall be entitled to receive from the holders of such Senior Indebtedness at the time outstanding any payments or distributions received by such holders of such Senior Indebtedness in excess of the amount sufficient to pay all amounts payable under or in respect of such Senior Indebtedness in full in cash or cash equivalents.

          Section 14.06.   Provisions Solely To Define Relative Rights.
                           -------------------------------------------

          The provisions of this Article Fourteen are and are intended solely for the purpose of defining the relative rights of the Holders on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article Fourteen or elsewhere in this Indenture or in the Notes is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of, premium, if any, and interest on the Notes as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Note from exercising all remedies otherwise permitted by applicable law upon a Default or an Event of Default under this Indenture, subject to the rights, if any, under this Article Fourteen of the holders of Senior Indebtedness (1) in any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in
Section 14.02, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to the Trustee or such Holder, or (2) under the conditions specified in Section 14.03, to prevent any payment prohibited by such Section or enforce their rights pursuant to
Section 14.03(c).

          The failure to make a payment on the Notes by reason of any provision of this Article Fourteen shall not be construed as preventing the occurrence of a Default or an Event of Default hereunder.

          Section 14.07.   Trustee To Effectuate Subordination.
                           -----------------------------------

          Each Holder of a Note by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Fourteen and appoints the Trustee his attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Company whether in bankruptcy, insolvency, receivership proceedings, or otherwise, the timely filing of a claim for the unpaid balance of the Indebtedness of the Company owing to such Holder in the form required in such proceedings and the causing of such claim to be approved. If the Trustee does not file such a claim prior to 30 days before the expiration of the time to file such a claim, the holders of Senior Indebtedness, or any Senior Representative, may file such a claim on behalf of Holders of the Notes.

          Section 14.08.   No Waiver of Subordination Provisions.
                           -------------------------------------

          (a) No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such Holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such Holder may have or be otherwise charged with.

          (b) Without limiting the generality of subsection (a) of this Section 14.08, the Holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders, without incurring responsibility to the Holders and without impairing or releasing the subordination provided in this Article Fourteen or the obligations hereunder of the Holders to the holders of Senior Indebtedness, do any one or more of the following: (1) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (3) release any person liable in any manner for the collection or payment of Senior Indebtedness; and (4) exercise or refrain from exercising any rights against the Company and any other person; provided, however, that in no event shall any such actions limit the right of the Holders to take any action to accelerate the maturity of the Notes pursuant to Article Five hereof or to pursue any rights or remedies hereunder or under applicable laws if the taking of such action does not otherwise violate the terms of this Indenture.

          Section 14.09.   Notice to Trustee.
                           -----------------

          (a) The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Notes. Notwithstanding the provisions of this Article Fourteen or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Notes, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of this Section 14.09, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 14.09 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose under this Indenture (including, without limitation, the payment of the principal of or interest on any Note), then, anything herein contained to the contrary notwithstanding but without limiting the rights and remedies of the holders of Senior Indebtedness or any trustee, fiduciary or agent thereof, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date; nor shall the Trustee be charged with knowledge of the curing of any such default or the elimination of the act or condition preventing any such payment unless and until the Trustee shall have received an Officers' Certificate to such effect.

          (b) Subject to the provisions of Section 6.01, the Trustee shall be entitled to rely on the delivery to it of a written notice to the Trustee by a person representing himself to be a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Fourteen, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article Fourteen, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

          Section 14.10.   Reliance on Judicial Order or Certificate of
                           --------------------------------------------
Liquidating Agent.
-----------------

          Upon any payment or distribution of assets of the Company referred to in this Article Fourteen, the Trustee, subject to the provisions of Section 6.01, and the Holders, shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding-up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the Holders of Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article; provided, however, that the foregoing shall apply only if such court has been fully apprised of the provisions of this Article Fourteen.

          Section 14.11.   Rights of Trustee as a Holder of Senior Indebtedness;
                           -----------------------------------------------------
Preservation of Trustee's Rights.
--------------------------------

          The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Fourteen with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article Fourteen shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.07.

          Section 14.12.   Article Applicable to Paying Agents.
                           -----------------------------------

          In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article Fourteen in addition to or in place of the Trustee; provided that Section 14.11 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

          Section 14.13.   No Suspension of Remedies.
                           -------------------------

          Nothing contained in this Article Fourteen shall limit the right of the Trustee or the Holders to take any action to accelerate the maturity of the Notes pursuant to Article Five or to pursue any rights or remedies hereunder or under applicable law, subject to the rights, if any, under this Article Fourteen of the Holders, from time to time, of Senior Indebtedness.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                   THE GSI GROUP, INC.


                                   By:  /s/ John W. Funk
                                       ----------------------------------------
                                       Name: John W. Funk
                                       Title: Executive V.P., CFO and Secretary


                                   LASALLE NATIONAL BANK,
                                       as Trustee


                                   By: /s/ DIANE SWANSON
                                      ------------------------------------------
                                       Name: DIANE SWANSON
                                       Title: ASST VICE PRESIDENT

                         SENIOR SUBORDINATED GUARANTEE
                         -----------------------------

          For value received, the undersigned hereby unconditionally guarantees to the Holder of this Note the payments of principal of, premium, if any, and interest on this Note in the amounts and at the time when due and interest on the overdue principal, premium, if any, and interest, if any, of this Note, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note, Article Thirteen of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Article Eleven if the Indenture and its terms shall be evidenced therein. The validity and enforceability of any Guarantee shall not be affected by the fact that it is not affixed to any particular Note.

          The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article Thirteen of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee and all of the other provisions of the Indenture to which this Guarantee relates. The Indebtedness evidenced by this Guarantee is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full in cash of all Guarantor Senior Indebtedness as defined in the Indenture, and this Guarantee is issued subject to such provisions. Each Holder of a Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee, on behalf of such Holder, to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee attorney-in-fact of such Holder for such purpose; provided that such subordination provisions shall cease to affect amounts deposited in accordance with the defeasance provisions of the Indenture upon the terms and conditions set forth therein.

          This Guarantee is subject to release upon the terms set forth in the Indenture.

                                               DAVID MANUFACTURING CO.


                                               By: /s/ Russ C. Mello
                                                  ------------------------------
                                                  Name: Russ C. Mello
                                                  Title: Asst. Treasuer

                                                                       EXHIBIT A
                                                                       ---------
                              THE GSI GROUP, INC.

                                ______________

                   10 1/4% SENIOR SUBORDINATED NOTE DUE 2007

CUSIP No.
No. _________________                                                  $

          THE GSI GROUP, INC., a Delaware corporation (the "Company," which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay _______ to or registered assigns, the principal sum of ______ United States Dollars on November 1, 2007, at the office or agency of the Company referred to below, and to pay interest thereon on May 1 and November 1, in each year, commencing on May 1, 1998 (each an "Interest Payment Date"), accruing from the Issue Date or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 10 1/4% per annum, until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

          The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture referred to on the reverse hereof, be paid in arrears to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the April 15 or October 15 (each a "Regular Record Date"), whether or not a Business Day, as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the then applicable interest rate borne by the Notes, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice of which shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

          Payment of the principal of, premium, if any, and interest on this Note will be made at the Corporate Trust office or agency of the Trustee maintained for that purpose in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check (which may be a check of the Company) mailed to the address of the Person entitled thereto as such address shall appear on the Note Register.

          Reference is hereby made to the further provisions of this Note set forth on the reverse hereof.

          Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                   TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

         This is one of the Notes referred to in the within-mentioned Indenture.

Dated:                                        LASALLE NATIONAL BANK,
                                                as Trustee


                                              By: ______________________________
                                                  Authorized Signatory

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                    THE GSI GROUP, INC.


                                    By:  _______________________________________
                                         Name:
                                         Title:



                                    By:  _______________________________________
                                         Name:
                                         Title:

                               (REVERSE OF NOTE)

                   10 1/4% Senior Subordinated Note due 2007

          1.   Indenture.  This Note is one of a duly authorized issue of Notes
               ---------
of the Company designated as its 10 1/4% Senior Subordinated Notes due 2007, (the "Notes"), limited (except as otherwise provided in the Indenture referred
to below) in aggregate principal amount to $               , which may be issued
under an indenture (the "Indenture") dated as of November 1, 1997, by and among the Company, as Issuer and LaSalle National Bank, as trustee (the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders, and of the terms upon which the Notes are, and are to be, authenticated and delivered.

          All capitalized terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

          No reference herein to the Indenture and no provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

          2.   Guarantees.  This Note is entitled to certain senior subordinated
               ----------
Guarantees, if any, made for the benefit of the Holders. Reference is hereby made to Article Thirteen of the Indenture for terms relating to the Guarantees.

          3.   Subordination.  The Indebtedness evidenced by the Notes is, to
               -------------
the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full in cash of all existing and future Senior Indebtedness (including the Indebtedness under the New Credit Agreement). Each Holder, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee, on behalf of such Holder, to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee attorney-in-fact of such Holder for such purpose; provided, however, that the Indebtedness evidenced by this Note shall cease to be so subordinate and subject in right of payment upon any defeasance of this Note referred to in Paragraph 7 below.

          4.   Redemption.
               ----------

          (a)  Optional Redemption.  Subject to earlier redemption in the manner
               -------------------
described in the next two succeeding paragraphs, the Notes will be redeemable at the option of the Company, in whole or in part, at any time on or after November 1, 2002 at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest, if any, to the date of redemption, if redeemed during the 12-month period beginning November 1 of the years indicated below:

          Year                   Redemption Price
          ----                   ----------------
          2002                     105.188%
          2003                     103.458
          2004                     101.729
          2005 and thereafter      100.000

          On or prior to November 1, 2000, the Company may, at its option, use the net proceeds of an Equity Offering to redeem up to 35% of the originally issued aggregate principal amount of the Notes, at a redemption price in cash equal to 110 1/4% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the date of redemption; provided, however, that not less than $65.0 million in aggregate principal amount of Notes is outstanding following such redemption. Notice of any such redemption must be given not later than 60 days after the consummation of the Equity Offering.

          As used in the preceding paragraph, an ''Equity Offering'' means any public or private sale of equity securities (other than Redeemable Capital Stock) of the Company; provided, however, that the proceeds (net of any underwriting discounts or commissions) to the Company from any such private sale of equity securities shall be at least $20.0 million.

          (b)  Redemption Upon Change of Control.  Following the occurrence of a
               ---------------------------------
Change of Control (the date of such occurrence being the ''Change of Control Date''), the Company will be obligated, not more than 40 or less than 20 business days after the Change of Control Date, to make an offer to purchase (a ''Change of Control Offer'') all of the then outstanding Notes at a purchase price (the ''Change of Control Purchase Price'') in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the purchase date. The Company will be required to purchase all Notes properly tendered into the Change of Control Offer and not withdrawn.

          In order to effect such Change of Control Offer, the Company will, not later than the 40th business day after the Change of Control Date, be obligated to mail to each holder of Notes notice of the Change of Control Offer, which notice will govern the terms of the Change of Control Offer and will state, among other things, the procedures that holders must follow to accept the Change of Control Offer. The Change of Control Offer will be required to be kept open for a period of at least 20 business days.

          (c)  Sinking Fund.  The Company will not be required to make any
               ------------
mandatory sinking fund payments in respect of the Notes.

          (d)  Interest Payments.  In the case of any redemption of the Notes,
               -----------------
interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Notes, or one or more predecessor Notes, of record at the close of business on the relevant Record Date referred to on the face hereof. Notes (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

          (e)  Partial Redemption.  In the event of redemption of the Note in
               ------------------
part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

          5.   Offers to Purchase.  Sections 10.14 and 10.15 of the Indenture
               ------------------
provide that following certain Asset Sales (with respect to Section 10.14) and upon the occurrence of a Change of Control (with respect to Section 10.15) and subject to further limitations contained therein, the Company shall make an offer to purchase certain amounts of the Notes in accordance with the procedures set forth in the Indenture.

          6.   Defaults and Remedies.  If an Event of Default shall occur and be
               ---------------------
continuing, the principal of all of the outstanding Notes, plus all accrued and unpaid interest, if any, to the date the Notes become due and payable, may be declared due and payable in the manner and with the effect provided in the Indenture.

          7.   Defeasance.  The Indenture contains provisions (which provisions
               ----------
apply to this Note) for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance by the Company with certain conditions set forth therein.

          8.   Amendments and Waivers.  The Company and the Trustee (if a party
               ----------------------
thereto) may, without the consent of the Holders of any Outstanding Notes, amend, waive or supplement the Indenture or the Notes for certain specified purposes, including, among other things, curing ambiguities, defects or inconsistencies, maintaining the qualification of the Indenture under the Trust Indenture Act of 1939, as amended, and making any change that does not adversely affect the rights of any Holder. Other amendments and modifications of the Indenture or the Notes may be made by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of the Outstanding Notes, subject to certain exceptions requiring the consent of the Holders of the particular Notes to be affected. Any such consent or waiver by or on behalf of the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

          9.   Denominations, Transfer and Exchange.  The Notes are issuable
               ------------------------------------
only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of the authorized denomination, as requested by the Holder surrendering the same.

          The transfer of this Note is registrable on the Note Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company maintained for such purpose in the Borough of Manhattan in The City of New York or at such other office or agency of the Company as may be maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          10.  Persons Deemed Owners.  Prior to and at the time of due
               ---------------------
presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

          11.  Registration Rights.  Pursuant to the Registration Rights
               -------------------
Agreement among the Company, the Guarantors, if any, and the Initial Purchasers for themselves and on behalf of the Holders of the Initial Notes, the Company will be obligated to consummate an exchange offer pursuant to which the Holder of this Note shall have the right to exchange this Note for the Company's 10 1/4% Senior Subordinated Notes due 2007, which will have been registered under the Securities Act, in like principal amount and having terms identical in all material respects as the Initial Notes. The Holders of the Initial Notes shall be entitled to receive certain additional interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

          12.  No Recourse Against Others.  No director, officer, employee or
               --------------------------
stockholder of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company or any Guarantor under the Notes, the Guarantees or this Indenture. Each Holder by accepting a Note waives and releases all such liability, and such waiver and release is part of the consideration for the issuance of the Notes.

          13.  GOVERNING LAW.  THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY,
               -------------
AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF). THE TRUSTEE, THE COMPANY, ANY OTHER OBLIGOR IN RESPECT OF THE NOTES AND THE HOLDERS AGREE TO SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT LOCATED IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE OR THIS NOTE.

                                ASSIGNMENT FORM


If you, the Holder want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to

________________________________________________________________________________

(Insert assignee's social security or tax ID number)____________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Print or type assignee's name, address and zip code) and irrevocably appoint

________________________________________________________________________________

agent to transfer this Note on the books of the Company. The agent may substitute another to act for such agent.

Date:_________________          Your signature:     ____________________________
                                                    (Sign exactly as your name
                                                    appears on the other side of
                                                    this Note)

                                                    By: ________________________
                                                         NOTICE: To be executed
                                                         by an executive officer

NOTICE: Signature(s) must be guaranteed by an institution which is a participant in the Securities Transfer Agent Medallion Program ("STAMP") or similar program.

           In connection with any transfer of this Note occurring prior to the date which is the earlier of (i) the date of the declaration by the SEC of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering resales of this Note (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) the second anniversary of the Issue Date, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with and that such transfer is:

                                  [Check One]
                                   ---------


(1)   __   to the Company or a subsidiary thereof; or

(2)   __   pursuant to and in compliance with Rule 144A under the Securities
           Act of 1933, as amended; or

(3)   __   to an institutional "accredited investor" (as defined in Rule 501(a)
           (1), (2), (3) or (7) under the Securities Act of 1933, as amended) that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Trustee); or

(4)   __   outside the United States to a "foreign person"  in compliance with
           Rule 904 of Regulation S under the Securities Act of 1933, as amended; or

(5)   __   pursuant to another available exemption from the registration requirements of the Securities Act of 1933, as amended.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered Holder thereof, provided, that if box (3), (4) or (5) is checked, the
                           --------
Company or the Trustee may require, prior to registering any such transfer of the Notes, in its sole discretion, such written legal opinions, certifications (including an investment letter in the case of box (3) or (4)), and other information as the Trustee, Note Registrar or the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

           If none of the foregoing boxes are checked, the Trustee or Note Registrar shall not be obligated to register this Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.05 of the Indenture shall have been satisfied.

Date:_________________      Your signature:    _________________________________
                                               (Sign exactly as your name
                                               appears on the other side of
                                               this Security)

                                               Signature Guarantee: ____________

             TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

          The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date: ___________________      _________________________________________________
                                 NOTICE:  To be executed by an executive officer

                      OPTION OF HOLDER TO ELECT PURCHASE


          If you wish to have this Note purchased by the Company pursuant to
Section 10.14 or 10.15 of the Indenture, check the Box:  [_]

          If you wish to have a portion of this Note purchased by the Company pursuant to Section 10.14 or 10.15 of the Indenture, state the amount:

                                 $_____________

Date:_____________          Your signature:     ________________________________
                                                (Sign exactly as your name
                                                appears on the other side
                                                of this Note)


                                                By: ___________________________
                                                     NOTICE: To be signed by an
                                                     executive officer

NOTICE: Signature(s) must be guaranteed by an institution which is a participant in the Securities Transfer Agent Medallion Program ("STAMP") or similar program.

                                                                       EXHIBIT B
                                                                       ---------
                              THE GSI GROUP, INC.

                                ______________

                   10 1/4% SENIOR SUBORDINATED NOTE DUE 2007

CUSIP No.
No. __________________                                                 $

          THE GSI GROUP, INC. a Delaware corporation (the "Company," which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to _____________, or registered assigns, the principal sum of _________ United States Dollars on November 1, 2007, at the office or agency of the Company referred to below, and to pay interest thereon on May 1 and November 1 in each year, commencing on May 1, 1998 (each an "Interest Payment Date"), accruing from the Issue Date or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 10 1/4% per annum, until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

          The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture referred to on the reverse hereof, be paid in arrears to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the April 15 or October 15 (each a "Regular Record Date"), whether or not a Business Day, as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the then applicable interest rate borne by the Notes, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice of which shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

          Payment of the principal of, premium, if any, and interest on this Note will be made at the corporate trust office or agency of the Trustee maintained for that purpose in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts: provided, however, that payment of interest may be made at the option of the Company by check (which may be a check of the Company) mailed to the address of the Person entitled thereto as such address shall appear on the Note Register.

          Reference is hereby made to the further provisions of this Note set forth on the reverse hereof.

          Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes referred to in the within-mentioned Indenture.

Dated:                                       LASALLE NATIONAL BANK,
                                               as Trustee


                                             By: _______________________________
                                                 Authorized Signatory

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                   THE GSI GROUP, INC.


                                   By: ________________________________________
                                       Name:
                                       Title:


                                   By: ________________________________________
                                       Name:
                                       Title:

                               (REVERSE OF NOTE)

                   10 1/4% Senior Subordinated Note due 2007

          1.   Indenture.  This Note is one of a duly authorized issue of Notes
               ---------
of the Company designated as its 10 1/4% Senior Subordinated Notes due 2007 (the "Notes"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $, which may be issued under an indenture (the "Indenture") dated as of November 1, 1997, by and among the Company, as Issuer and LaSalle National Bank, as trustee (the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders, and of the terms upon which the Notes are, and are to be, authenticated and delivered.

          All capitalized terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

          No reference herein to the Indenture and no provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

          2.   Guarantees.  This Note is entitled to certain senior subordinated
               ----------
Guarantees, if any, made for the benefit of the Holders. Reference is hereby made to Article Thirteen of the Indenture for terms relating to the Guarantees.

          3.   Subordination.  The Indebtedness evidenced by the Notes is, to
               -------------
the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full in cash of all existing and future Senior Indebtedness (including the Indebtedness under the New Credit Agreement). Each Holder, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee, on behalf of such Holder, to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee attorney-in-fact of such Holder for such purpose; provided, however, that the Indebtedness evidenced by this Note shall cease to be so subordinate and subject in right of payment upon any defeasance of this Note referred to in Paragraph 7 below.

          4.   Redemption.
               ----------

          (a)  Optional Redemption.  Subject to earlier redemption in the manner
               -------------------
described in the next two succeeding paragraphs, the Notes will be redeemable at the option of the Company, in whole or in part, at any time on or after November 1, 2002, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest, if any, to the date of redemption, if redeemed during the 12-month period beginning November 1 of the years indicated below:

          Year                   Redemption Price
          ----                   ----------------
          2002                      105.188%
          2003                      103.458%
          2004                      101.729%
          2005 and thereafter       100.000%

          On or prior to November 1, 2000, the Company may, at its option, use the net proceeds of an Equity Offering to redeem up to 35% of the originally issued aggregate principal amount of the Notes, at a redemption price in cash equal to 110 1/4% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the date of redemption; provided, however, that not less than $65.0 million in aggregate principal amount of Notes is outstanding following such redemption. Notice of any such redemption must be given not later than 60 days after the consummation of the Equity Offering.

          As used in the preceding paragraph, an ''Equity Offering'' means any public or private sale of equity securities (other than Redeemable Capital Stock) of the Company; provided, however, that the proceeds (net of any underwriting discounts or commissions) to the Company from any such private sale of equity securities shall be at least $20.0 million.

          (b)  Redemption Upon Change of Control.  Following the occurrence of a
               ---------------------------------
Change of Control (the date of such occurrence being the ''Change of Control Date''), the Company will be obligated, not more than 40 or less than 20 business days after the Change of Control Date, to make an offer to purchase (a ''Change of Control Offer'') all of the then outstanding Notes at a purchase price (the ''Change of Control Purchase Price'') in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the purchase date. The Company will be required to purchase all Notes properly tendered into the Change of Control Offer and not withdrawn.

          In order to effect such Change of Control Offer, the Company will, not later than the 40th business day after the Change of Control Date, be obligated to mail to each holder of Notes notice of the Change of Control Offer, which notice will govern the terms of the Change of Control Offer and will state, among other things, the procedures that holders must follow to accept the Change of Control Offer. The Change of Control Offer will be required to be kept open for a period of at least 20 business days.

          (c)  Sinking Fund.  The Company will not be required to make any
               ------------
mandatory sinking fund payments in respect of the Notes.

          (d)  Interest Payments.  In the case of any redemption of the Notes,
               -----------------
interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Notes, or one or more predecessor Notes, of record at the close of business on the relevant Record Date referred to on the face hereof. Notes (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

          (e)  Partial Redemption.  In the event of redemption of the Note in
               ------------------
part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

          5.   Offers to Purchase.  Sections 10.14 and 10.15 of the Indenture
               ------------------
provide that following certain Asset Sales (with respect to Section 10.14) and upon the occurrence of a Change of Control (with respect to Section 10.15) and subject to further limitations contained therein, the Company shall make an offer to purchase certain amounts of the Notes in accordance with the procedures set forth in the Indenture.

          6.   Defaults and Remedies.  If an Event of Default shall occur and be
               ---------------------
continuing, the principal of all of the outstanding Notes, plus all accrued and unpaid interest, if any, to the date the Notes become due and payable, may be declared due and payable in the manner and with the effect provided in the Indenture.

          7.   Defeasance.  The Indenture contains provisions (which provisions
               ----------
apply to this Note) for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance by the Company with certain conditions set forth therein.

          8.   Amendments and Waivers.  The Company and the Trustee (if a party
               ----------------------
thereto) may, without the consent of the Holders of any Outstanding Notes, amend, waive or supplement the Indenture or the Notes for certain specified purposes, including, among other things, curing ambiguities, defects or inconsistencies, maintaining the qualification of the Indenture under the Trust Indenture Act of 1939, as amended, and making any change that does not adversely affect the rights of any Holder. Other amendments and modifications of the Indenture or the Notes may be made by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of the Outstanding Notes, subject to certain exceptions requiring the consent of the Holders of the particular Notes to be affected. Any such consent or waiver by or on behalf of the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

          9.   Denominations, Transfer and Exchange.  The Notes are issuable
               ------------------------------------
only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of the authorized denomination, as requested by the Holder surrendering the same.

          The transfer of this Note is registrable on the Note Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company maintained for such purpose in the Borough of Manhattan in The City of New York or at such other office or agency of the Company as may be maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          10.  Persons Deemed Owners.  Prior to and at the time of due
               ---------------------
presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note shall be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

          11.  No Recourse Against Others.  No director, officer or employee or
               --------------------------
stockholder of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company or any Guarantor under the Notes, the Guarantees or the Indenture. Each Holder of Notes by accepting a Note waives and releases all such liability, and such waiver and release is part of the consideration for the issuance of the Notes.

          12.  GOVERNING LAW.  THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY,
               -------------
AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF). THE TRUSTEE, THE COMPANY, ANY OTHER OBLIGOR IN RESPECT OF THE NOTES AND THE HOLDERS AGREE TO SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT LOCATED IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE OR THIS NOTE.

                                ASSIGNMENT FORM

If you, the Holder, want to assign this Note, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Note to

________________________________________________________________________________

(Insert assignee's social security or tax ID number) ___________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Print or type assignee's name, address and zip code) and irrevocably appoint

________________________________________________________________________________

agent to transfer this Note on the books of the Company. The agent may substitute another to act for such agent.

Date:________________         Your signature:     ______________________________
                                                  (Sign exactly as your name
                                                  appears on the other side of
                                                  this Note)

                                                  By: __________________________
                                                        NOTICE: To be executed
                                                        by an executive officer

NOTICE: Signature(s) must be guaranteed by an institution which is a participant in the Securities Transfer Agent Medallion Program ("STAMP") or similar program.

                      OPTION OF HOLDER TO ELECT PURCHASE

          If you wish to have this Note purchased by the Company pursuant to
Section 10.14 or 10.15 of the Indenture, check the Box: [_]

          If you wish to have a portion of this Note purchased by the Company pursuant to Section 10.14 or 10.15 of the Indenture, state the amount:

                                $_______________

Date: __________________      Your signature:       ____________________________
                                                    (Sign exactly as your name
                                                    appears on the other side
                                                    of this Note)


                                                    By: ________________________
                                                         NOTICE:  To be signed
                                                         by an executive officer

NOTICE: Signature(s) must be guaranteed by an institution which is a participant in the Securities Transfer Agent Medallion Program ("STAMP") or similar program.

                                                                       EXHIBIT C
                                                                       ---------
                           Form of Certificate To Be
                    Delivered in Connection with Subsequent
                   Transfers to Non-QIB Accredited Investors
                   -----------------------------------------

                                                           _______________, ____

     Re:  The GSI Group, Inc. (the "Company")
          10 1/4% Senior Subordinated Notes due 2007 (the "Notes")
          --------------------------------------------------------

Ladies and Gentlemen:

          In connection with our proposed purchase of $_______ aggregate principal amount of the Notes, we confirm that:

          1. We understand that any subsequent transfer of the Notes is subject to certain restrictions and conditions set forth in the Indenture dated as of November 1, 1997 relating to the Notes (the "Indenture") and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

          2. We understand that the Notes have not been registered under the Securities Act, and that the Notes may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Notes within two years after the original issuance of the Notes, we will do so only (A) to the Company or any subsidiary thereof,
     (B) inside the United States in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein),
     (C) inside the United States to an "institutional accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you a signed letter substantially in the form of this letter, (D) outside the United States in accordance with Rule 904 of RegulationS under the Securities Act, (E) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Notes from us a notice advising such purchaser that resales of the Notes are restricted as stated herein, or (F) pursuant to another available exemption from the registration requirements of the Securities Act.

          3. We understand that, on any proposed resale of any Notes, we will be required to furnish to you and the Company such certification, written legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

          4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment, as the case may be.

          5. We are acquiring the Notes purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

          You the Company and counsel for the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                   Very truly yours,

                                   [Name of Transferee]



                                   By:______________________________________
                                                Authorized Signature

                                                                       EXHIBIT D
                                                                       ---------

                      Form of Certificate To Be Delivered
                         in Connection with Transfers
                           Pursuant to Regulation S
                           ------------------------
                                                            ______________, ____



Attention:

          Re:  The GSI Group, Inc. (the "Company")
               10 1/4% Senior Subordinated Notes due 2007 (the "Notes")
               --------------------------------------------------------

Ladies and Gentlemen:

          In connection with our proposed sale of $__________ aggregate principal amount of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

          (1) the offer of the Notes was not made to a person in the United States;

          (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or
(b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

          (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

          (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

          (5) we have advised the transferee of the transfer restrictions applicable to the Notes.

          You, the Company and counsel for the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                       Very truly yours,

                                       [Name of Transferee]


                                       By:______________________________

                                                                       EXHIBIT E

                         SENIOR SUBORDINATED GUARANTEE
                         -----------------------------

          For value received, the undersigned hereby unconditionally guarantees to the Holder of this Note the payments of principal of, premium, if any, and interest on this Note in the amounts and at the time when due and interest on the overdue principal, premium, if any, and interest, if any, of this Note, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Notes, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note, Article Thirteen of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Article Eleven of the Indenture and its terms shall be evidenced therein. The validity and enforceability of any Guarantee shall not be affected by the fact that it is not affixed to any particular Note.

          The obligations of the undersigned to the Holders of Notes and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article Thirteen of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee and all of the other provisions of the Indenture to which this Guarantee relates. The Indebtedness evidenced by this Guarantee is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full in cash of all Guarantor Senior Indebtedness as defined in the Indenture, and this Guarantee is issued subject to such provisions. Each Holder of a Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee, on behalf of such Holder, to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee attorney-in-fact of such Holder for such purpose; provided that such subordination provisions shall cease to affect amounts deposited in accordance with the defeasance provisions of the Indenture upon the terms and conditions set forth therein.

          This Guarantee is subject to release upon the terms set forth in the Indenture.

                                    [                        ]

                                    By: ________________________________________
                                        Name:
                                        Title:

                                      E-1